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MFS
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

MFS(R) Municipal
Series Trust

Annual Report (bullet) March 31, 1998

For the State of: Alabama, Arkansas,
California, Florida, Georgia, Maryland,
and Massachusetts

Now two MFS(R) IRA choices (see page 60)

                                  In Memoriam

                                A. Keith Brodkin
                                   1935-1998
                      Chairman and Chief Executive Officer
                         MFS Investment Management(SM)

[PHOTO OF A. KEITH BRODKIN]

On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introducted in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by hiS wife and three children. His leadership, friendship, and wise counsel will be sorely missed.

Table of Contents

Letter from the Chairman ..............     2
Portfolio Managers' Overviews .........     3
Portfolio Managers' Profiles ..........     3
Performance Summary ...................     4
Fund Facts ............................     5
Federal Tax Information ...............     5
Portfolio of Investments ..............    13
Financial Statements ..................    26
Notes to Financial Statements .........    53
Independent Auditors' Report ..........    59
The MFS(R) Roth IRA ............ . ....    60
Trustees and Officers .................    61

--------------------------------------------------------------------------------
HIGHLIGHTS
--------------------------------------------------------------------------------

  o The 12-month period ended March 31, 1998, was a positive one for domestic fixed-income investors, as inflationary expectations declined and economic growth did not add meaningful inflationary pressures.

  o The municipal bond market was positively impacted by this environment, as yields on long-term, high-grade municipal bonds fell approximately 61 basis points (0.61%) and continued economic growth translated into improved credit strength.

  o While equity markets were captivating the interest of most investors, the supply of new municipal issues increased by 19% over the previous year as issuers rushed to take advantage of the lower interest-rate environment. This helped create a supply/demand imbalance that caused municipals to underperform the general market.

  o Our strategy of reducing the Funds' volatility and increasing holdings of lower-rated investment-grade securities worked well in this environment. We continue to focus on coupons, call protection, effective maturities, and credit quality to optimize the relationship between yield and total return.
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
    NOT FDIC INSURED           MAY LOSE VALUE           NO BANK GUARANTEE
-------------------------------------------------------------------------------

Letter from the Chairman

[Picture of              Dear Shareholders:
Jeffrey L. Shames]       As investment managers we take a long-term view of the
                         world's economies, as well as of the stock and bond
markets, and try to avoid getting caught up in short-term fluctuations. However, it is hard to ignore unexpected events such as the Asian economic turmoil or closely watched companies that miss their quarterly earnings estimates. Given the potential for these events and their possible impact on major market indices, we think it's important to offer some perspective about recent market behavior and to let you know what MFS is doing in an effort to provide you with favorable long-term investment performance.

The most notable recent event affecting investment markets has been the Asian turmoil, which began in the summer of 1997 as a result of slowing growth rates in the region and excess speculation in real estate markets. Since then, most countries in the region have begun to implement the economic and regulatory restructuring needed to put themselves on a stronger financial foundation. While it may be a few years before some of these countries return to solid economic footing, and while there will probably be a relatively short-term impact on the U.S. economy, we believe the long-term outlook for the region is quite positive.

The Asian situation has brought home the lesson that major events can quickly impact investment markets around the world, including those of the United States. Although U.S. equities have enjoyed a bull market lasting more than 15 years and have continued to set records in the first few months of 1998, there have been brief bouts of volatility associated with the Asian turmoil, as well as with perceived downturns for certain industries such as technology.

While we believe the long-term outlook for the equity markets is favorable, we also believe we are overdue for a market correction in which prices will remain flat or decline, possibly for an extended period of time. Since no one can predict market cycles, that makes it that much more important to find companies that can keep growing in the face of the occasional downturn and even gain market share. For us, this means using original, bottom-up research to examine each company's earnings potential and position as well as the overall prospects for its industry. To that end, MFS continues to increase the research support available to portfolio managers of MFS funds.

On the fixed-income side, MFS uses active portfolio management based on extensive research and credit analysis to reduce the potential for price declines and enhance the opportunity for price appreciation. For both equity and fixed-income managers, this means visiting and meeting with thousands of companies and issuers of credit every year, as well as attending many presentations and closely following sources of industry research.

We believe this approach, based on thorough research, teamwork, innovative thinking, and the free exchange of ideas, is the best way to get the most performance for shareholders in MFS funds -- in any market environment.

We appreciate your support and welcome any questions or comments you may have.


Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management

April 14, 1998

--------------------------------------------------------------------------------
Jeffrey L. Shames, a graduate of Wesleyan University and the Massachusetts Institute of Technology Sloan School of Management, joined MFS in 1983.
After four years as an industry analyst and portfolio manager, he was named Chief Equity Officer in 1987 and President and a member of the Board of Directors in 1993. Mr. Shames was appointed Chairman and Chief Executive
Officer in February 1998.
--------------------------------------------------------------------------------

Portfolio Managers' Overviews

Dear Shareholders:
The 12-month period ended March 31, 1998, was a positive one for domestic fixed-income investors, as inflationary expectations declined and economic growth did not add meaningful inflationary pressures. In fact, 1997's 1.7% inflation rate, as measured by the Consumer Price Index, was near a 25-year low.

The U.S. fixed-income markets also benefited from the "flight to quality" of global investors out of damaged Asian markets to more-stable U.S. dollar-denominated assets. The Asian slowdown may further relieve inflation in the United States as industrial commodity prices remain weak and the strength of the U.S. dollar moderates demand for exports. These factors have helped to lower yields on 30-year U.S. Treasury bonds by approximately 114 basis points (1.14%) over the period, from 7.09% to 5.95%.

The municipal bond market was positively impacted by these domestic and global forces. Yields on long-term, high-grade municipal bonds over the period, as measured by general obligation bonds rated "Aaa" by Moody's Investors Service, fell approximately 61 basis points (0.61%), from 5.66% to 5.05%. In addition, continued economic growth translated into improved credit strength. According to Moody's, 258 issuers were upgraded, versus 101 downgrades during the last calendar year. As a result of strengthening credits, the yield spread between the highest- and lowest-rated investment-grade securities compressed by 25 basis points (0.25%) over the period. This helped the performance of lower-quality investment-grade bonds.

Municipal bond mutual funds had generally negative cash flows over the period as the equity market captivated the interest of most fund investors. The supply of new municipal issues increased by 19% over the previous year as many issuers rushed to take advantage of the lower interest-rate environment. These factors helped create an imbalance between supply and demand that caused municipals to underperform the general market. The ratio of municipal to U.S. Treasury yields thus increased from 81% at the beginning of the period to 87% by the end of the period.

We continue to focus on coupons, call protection, effective maturities, and credit quality to optimize the relationship between yield and total return. While we remain constructive on the fixed-income markets with inflation benign, we are cognizant that the Federal Reserve Board might feel the need for a pre-emptive tightening if growth in the economy continues unabated.

Respectfully,

/s/ John P. Kihn       /s/ David B. Smith

John P. Kihn           David B. Smith
Portfolio Manager      Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

Note to Shareholders: Effective December 15, 1997, John P. Kihn joined David B. Smith as Portfolio Manager of the Funds, succeeding Geoffrey L. Schechter.

John P. Kihn is a Vice President of MFS Investment Management and Portfolio Manager of MFS(R) Municipal Income Fund, MFS(R) Municipal Limited
Maturity Fund, and MFS Florida, New York, and Tennessee Municipal Bond funds. He joined MFS as a quantitative analyst in October 1997, after working as a Senior Quantitative Analyst with a major investment firm. Mr. Kihn earned a bachelor's degree in Economics from the University of California, Berkeley, and a master's degree in Business Economics from the University of California, Santa Barbara, and a doctorate degree in Accounting and finance from the London School of Economics.

David B. Smith is a Vice President--Investments in the Municipal Fixed-Income Department of MFS Investment Management. He is Portfolio Manager of MFS Alabama, Arkansas, California, Georgia, Maryland, Massachusetts, Mississippi, North Carolina, Pennsylvania, South Carolina, Virginia, and West Virginia Municipal Bond funds. He joined MFS in 1988 as a Senior Treasury Analyst in the Corporate Treasury Department. He was named a Research Analyst in the Fixed-Income Department in 1989, an Investment Officer in 1990, an Assistant Vice President in 1991, and a Vice President in 1993. Mr. Smith is a graduate of Union College and holds a Masters in Business Administration degree from Babson College.
--------------------------------------------------------------------------------

Performance Summary

The performances of the individual state Funds listed below include the reinvestment of dividends and capital gains but exclude the effects of any sales charges. Each Fund's results have been compared to the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of municipal bond investments rated "Baa" or higher. However, while this index is considered the benchmark for performance of municipal bonds, it is comprised of municipal bonds issued nationwide, while each of the Funds in the Trust is limited to investing in the bonds of a particular state. Because individual indices do not exist for all of the states, we have provided a discussion of each Fund's performance relative to the Lehman Index.

The portfolio of each Fund will tend to be structured with respect to maturity and coupon and sector distribution based on our views on interest rates, credit quality, and financing trends. However, each Fund's performance will differ because of supply/demand and credit quality conditions, which vary from state to state.

Alabama

The Fund's total returns for the fiscal year ended March 31, 1998, were 9.72% for Class A shares and 8.91% for Class B shares. These returns compare to a 10.33% return for the average Alabama fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, and to a 10.70% return for the Lehman Index over the same period.

Arkansas

The Fund's total returns for the fiscal year ended March 31, 1998, were 10.06% for Class A shares and 9.18% for Class B shares. These returns compare to a 9.84% return for the average other state fund as tracked by Lipper and to a 10.70% return for the Lehman Index over the same period. We decreased the Fund's holdings of insured bonds over the period, a move that added to performance.

California

The Fund's total returns for the fiscal year ended March 31, 1998, were 11.51% for Class A shares, 10.62% for Class B shares, and 10.39% for Class C shares. These returns compare to a 10.85% return for the average California fund as tracked by Lipper and to a 10.70% return for the Lehman Index over the same period. Our strategy of reducing the average maturity, reducing the amount of insured bond holdings, and increasing the holdings of intermediate-term noncallable bonds allowed the Fund to outperform its peer group.

Florida

The Fund's total returns for the fiscal year ended March 31, 1998, were 10.16% for Class A shares and 9.18% for Class B shares. These returns compare to a 10.25% return for the average Florida fund as tracked by Lipper and to a 10.70% return for the Lehman Index over the same period.

Georgia

The Fund's total returns for the fiscal year ended March 31, 1998, were 11.02% for Class A shares and 10.19% for Class B shares. These returns compare to a 10.64% return for the average Georgia fund as tracked by Lipper and to a 10.70% return for the Lehman Index over the same period. The Fund's heavier weightings in noncallable and zero coupon bonds that were escrowed to maturity allowed it to outperform its peer group.

Maryland

The Fund's total returns for the fiscal year ended March 31, 1998, were 10.57% for Class A shares and 9.96% for Class B shares. These returns compare to a 9.94% return for the average Maryland fund as tracked by Lipper and to a 10.70% return for the Lehman Index over the same period. The Fund's overweightings in lower-investment-grade holdings and discount coupon bonds allowed it to outperform its peer group.

Massachusetts

The Fund's total returns for the fiscal year ended March 31, 1998, were 9.99% for Class A shares and 9.25% for Class B shares. These returns compare to a 9.98% return for the average Massachusetts fund as tracked by Lipper and to a 10.70% return for the Lehman Index over the same period. Several nonrated holdings were pre-refunded over the period, adding to performance; however, one nonrated holding deteriorated over the period, which detracted from performance.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

Objective: Each Fund seeks current income exempt from federal income taxes and from the personal income taxes, if any, of the State to which its name refers.

Commencement of investment operations:

Alabama                         February 1, 1990
Arkansas                        February 3, 1992
California                      June 18, 1985
Florida                         February 3, 1992
Georgia                         June 6, 1988
Maryland                        October 31, 1984
Massachusetts                   April 9, 1985

Net assets as of March 31, 1998:

Alabama                         $ 83.6 million
Arkansas                        $141.4 million
California                      $270.6 million
Florida                         $ 94.4 million
Georgia                         $ 70.4 million
Maryland                        $147.6 million
Massachusetts                   $256.6 million

Class inception:

Alabama                         Class A         February 1, 1990
                                Class B         September 7, 1993
Arkansas                        Class A         February 3, 1992
                                Class B         September 7, 1993
California                      Class A         June 18, 1985
                                Class B         September 7, 1993
                                Class C         January 3, 1994
Florida                         Class A         February 3, 1992
                                Class B         September 7, 1993
Georgia                         Class A         June 6, 1988
                                Class B         September 7, 1993
Maryland                        Class A         October 31, 1984
                                Class B         September 7, 1993
Massachusetts                   Class A         April 9, 1985
                                Class B         September 7, 1993
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

In January 1999, shareholders will be mailed a Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1998.

The Alabama Fund has designated $929,504 as a long-term capital gain.

For federal income tax purposes, approximately 99% of the total dividends paid by the fund from net investment income during the year ended March 31, 1998, is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

The information below and on the following pages illustrates the historical performance of each Fund's Class A shares for the periods indicated in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

MFS(R) ALABAMA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the period from February 1, 1990, through March 31, 1998)

[CHART]


            MFS Alabama Municipal         Consumer Price            Lehman Brothers
             Bond Fund - Class A           Index - U.S.           Municipal Bond Index
            ---------------------      -------------------        --------------------
Period       Market      Percent       Market      Percent        Market       Percent
 End         Value       Change        Value        Change        Value         Change
--------------------------------------------------------------------------------------
02/90        9,525        0.00         10,000        0.00         10,000         0.00
03/90        9,530        0.05         10,102        1.02         10,092         0.92
03/91       10,289        7.97         10,597        4.90         11,023         9.23
03/92       11,335       10.16         10,934        3.18         12,124         9.99
03/93       12,849       13.35         11,272        3.09         13,643        12.52
03/94       13,218        2.88         11,554        2.51         13,959         2.32
03/95       14,080        6.51         11,884        2.85         14,996         7.43
03/96       15,084        7.13         12,208        2.72         16,253         8.38
03/97       15,978        5.93         12,599        2.88         17,140         5.46
03/98       17,532        9.72         12,732        1.38         18,975        10.70

Cumulative:              75.32%                     27.32%                      89.75%
Average Annual:           7.12%                      3.00%                       8.16%

Average Annual Total Rates of Return as of March 31, 1998

                                                 Class A Investment Results                       Class B Investment Results
                                --------------------------------------------------------------------------------------------
                                 1 Year   3 Years   5 Years   Life of Fund*       1 Year   3 Years   5 Years   Life of Fund*
                                --------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return      +9.72%   +7.55%    +6.39%           +7.75%       +8.91%   +6.70%    +5.61%           +7.22%
----------------------------------------------------------------------------------------------------------------------------
SEC Results                      +4.51%   +5.81%    +5.36%           +7.11%       +4.91%   +5.81%    +5.27%           +7.22%
----------------------------------------------------------------------------------------------------------------------------

                                                                                  Comparative Indices
                                                  ---------------------------------------------------
                                                   1 Year     3 Years      5 Years      Life of Fund*
                                                  ---------------------------------------------------
-----------------------------------------------------------------------------------------------------
Average Alabama tax-exempt municipal bond fund+   +10.33%     +7.27%      +5.96%               +7.74%
-----------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++            +10.70%     +8.16%      +6.82%               +8.16%
-----------------------------------------------------------------------------------------------------
Consumer Price Index**++                           +1.38%     +2.32%      +2.47%               +3.00%
-----------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations,
  February 1, 1990, through March 31, 1998.
**The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).
 +Source: Lipper Analytical Services, Inc.
++Source: CDA/Wiesenberger.

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

MFS(R) ARKANSAS MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the period from March 1, 1992, through March 31, 1998)

[CHART]


            MFS Arkansas Municipal         Consumer Price            Lehman Brothers
             Bond Fund - Class A            Index - U.S.          Municipal Bond Index
            ---------------------      -------------------        --------------------
Period       Market      Percent       Market      Percent        Market       Percent
 End         Value       Change        Value        Change        Value         Change
--------------------------------------------------------------------------------------
03/92        9,529        0.00        10,000        0.00         10,000          0.00
03/92        9,532        0.03        10,050        0.50         10,003          0.03
03/93       10,813       13.45        10,361        3.09         11,256         12.52
03/94       10,986        1.59        10,620        2.51         11,517          2.32
03/95       11,634        5.90        10,923        2.85         12,373          7.43
03/96       12,354        6.19        11,221        2.72         13,410          8.38
03/97       12,956        4.87        11,544        2.88         14,142          5.46
03/98       14,259       10.06        11,703        1.38         15,656         10.70

Cumulative:              42.59%                    17.03%                       56.56%
Average Annual:           6.01%                     2.62%                        7.65%

Average Annual Total Rates of Return as of March 31, 1998

                                                 Class A Investment Results                       Class B Investment Results
                                --------------------------------------------------------------------------------------------
                                 1 Year   3 Years   5 Years   Life of Fund*       1 Year   3 Years   5 Years   Life of Fund*
                                --------------------------------------------------------------------------------------------
Average Annual Total Return     +10.06%  +7.02%    +5.69%           +6.74%       +9.18%   +6.20%    +4.82%            +5.96%
----------------------------------------------------------------------------------------------------------------------------
SEC Results                     + 4.83%  +5.30%    +4.66%           +5.90%       +5.18%   +5.30%    +4.47%            +5.96%
----------------------------------------------------------------------------------------------------------------------------

                                                                                  Comparative Indices
                                                  ---------------------------------------------------
                                                   1 Year     3 Years      5 Years      Life of Fund*
                                                  ---------------------------------------------------
-----------------------------------------------------------------------------------------------------
Average other state tax-exempt municipal bond fund+  + 9.84%   +7.21%       +6.14%             +6.62%
-----------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++               +10.70%   +8.16%       +6.82%             +7.56%
-----------------------------------------------------------------------------------------------------
Consumer Price Index**++                             + 1.38%   +2.32%       +2.47%             +2.65%
-----------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations,
  February 3, 1992, through March 31, 1998.
**The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).
 +Source: Lipper Analytical Services, Inc.
++Source: CDA/Wiesenberger.

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

MFS(R) CALIFORNIA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended March 31, 1998)

[CHART]


               MFS California
                  Municipal               Consumer Price            Lehman Brothers
             Bond Fund - Class A           Index - U.S.           Municipal Bond Index
            ---------------------      -------------------        --------------------
Period       Market      Percent       Market      Percent        Market       Percent
 End         Value       Change        Value        Change        Value         Change
--------------------------------------------------------------------------------------
03/93        9,521        0.00         10,000        0.00         10,000         0.00
03/94        9,645        1.30         10,251        2.51         10,232         2.32
03/95       10,113        4.85         10,543        2.85         10,992         7.43
03/96       10,908        7.86         10,830        2.72         11,914         8.38
03/97       11,405        4.55         11,142        2.88         12,564         5.46
03/98       12,717       11.51         11,295        1.38         13,908        10.70

Cumulative:              27.18%                     12.95%                      39.09%
Average Annual:           4.93%                      2.46%                       6.82%

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 1998)

[CHART]


               MFS California
                  Municipal               Consumer Price            Lehman Brothers
             Bond Fund - Class A           Index - U.S.           Municipal Bond Index
            ---------------------      -------------------        --------------------
Period       Market      Percent       Market      Percent        Market       Percent
 End         Value       Change        Value        Change        Value         Change
03/88        9,534        0.00         10,000        0.00         10,000         0.00
03/89       10,384        8.92         10,498        4.98         10,721         7.21
03/90       11,393        9.71         11,047        5.23         11,853        10.56
03/91       12,307        8.02         11,588        4.90         12,946         9.23
03/92       13,601       10.51         11,957        3.18         14,239         9.99
03/93       15,500       13.96         12,326        3.09         16,023        12.52
03/94       15,702        1.30         12,635        2.51         16,394         2.32
03/95       16,463        4.85         12,996        2.85         17,613         7.43
03/96       17,757        7.86         13,350        2.72         19,089         8.38
03/97       18,566        4.55         13,734        2.88         20,131         5.46
03/98       20,703       11.51         13,923        1.38         22,285        10.70

Cumulative:             107.03%                     39.23%                     122.85%
Average Annual:           7.55%                      3.36%                       8.34%

Average Annual Total Rates of Return as of March 31, 1998

                                                 Class A Investment Results                       Class B Investment Results
                                --------------------------------------------------------------------------------------------
                                 1 Year   3 Years   5 Years   Life of Fund*       1 Year   3 Years   5 Years   Life of Fund*
                                --------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return      +11.51%  +7.94%    +5.96%            +8.06%      +10.62%  +7.02%    +5.07%           +7.61%
----------------------------------------------------------------------------------------------------------------------------
SEC Results                      + 6.21%  +6.20%    +4.93%            +7.54%      + 6.62%  +6.14%    +4.71%           +7.61%
----------------------------------------------------------------------------------------------------------------------------


                                                       Class C Investment Results
                                    ---------------------------------------------
                                     1 Year      3 Years     5 Years     10 Years
                                    ---------------------------------------------
Average Annual Total Return         +10.39%      +6.85%      +5.07%        +7.61%
---------------------------------------------------------------------------------
SEC Results                         + 9.39%      +6.85%      +5.07%        +7.61%
---------------------------------------------------------------------------------

                                                           Comparative Indices
                                  --------------------------------------------
                                1 Year       3 Years     5 Years      10 Years
                                ----------------------------------------------
Average California tax-exempt
 municipal bond fund+           +10.85%      +7.77%      +6.31%         +7.87%
------------------------------------------------------------------------------
Lehman Brothers Municipal Bond
 Index++                        +10.70%      +8.16%      +6.82%         +8.34%
------------------------------------------------------------------------------
Consumer Price Index*++         + 1.38%      +2.32%      +2.47%         +3.37%
------------------------------------------------------------------------------

 +Source: Lipper Analytical Services, Inc.
++Source: CDA/Wiesenberger.
 *The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

MFS(R) FLORIDA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the period from April 1, 1992, through March 31, 1998)

[CHART]

                 MFS Florida
                  Municipal               Consumer Price            Lehman Brothers
             Bond Fund - Class A           Index - U.S.           Municipal Bond Index
            ---------------------      -------------------        --------------------
Period       Market      Percent       Market      Percent        Market       Percent
 End         Value       Change        Value        Change        Value         Change
--------------------------------------------------------------------------------------
04/92        9,525        0.00         10,000        0.00         10,000         0.00
03/93       10,898       14.42         10,309        3.09         11,252        12.52
03/94       11,074        1.62         10,567        2.51         11,513         2.32
03/95       11,747        6.07         10,869        2.85         12,369         7.43
03/96       12,664        7.81         11,165        2.72         13,406         8.38
03/97       13,098        3.43         11,486        2.88         14,137         5.46
03/98       14,417       10.16         11,703        1.38         15,656        10.70

Cumulative:              44.30%                     16.44%                      56.50%
Average Annual:           6.31%                      2.57%                       7.75%

Average Annual Total Rates of Return as of March 31, 1998

                                                 Class A Investment Results                       Class B Investment Results
                                --------------------------------------------------------------------------------------------
                                 1 Year   3 Years   5 Years   Life of Fund*       1 Year   3 Years   5 Years   Life of Fund*
                                --------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return      +10.16%  +7.10%    +5.78%           +6.91%       +9.18%   +6.17%    +4.87%           +6.09%
----------------------------------------------------------------------------------------------------------------------------
SEC Results                      + 4.93%  +5.37%    +4.75%           +6.07%       +5.18%   +5.27%    +4.51%           +6.09%
----------------------------------------------------------------------------------------------------------------------------


                                                                                 Comparative Indices
                                                  --------------------------------------------------
                                                  1 Year       3 Years     5 Years     Life of Fund*
                                                  --------------------------------------------------
Average Florida tax-exempt municipal bond fund+   +10.25%      +7.46%      +6.11%             +7.17%
----------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++            +10.70%      +8.16%      +6.82%             +7.56%
----------------------------------------------------------------------------------------------------
Consumer Price Index**++                          + 1.38%      +2.32%      +2.47%             +2.65%
----------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations,
  February 3, 1992, through March 31, 1998.
**The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).
 +Source: Lipper Analytical Services, Inc.
++Source: CDA/Wiesenberger.

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

MFS(R) GEORGIA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the period from July 1, 1988, through March 31, 1998)

[CHART]

                 MFS Georgia
                  Municipal               Consumer Price            Lehman Brothers
             Bond Fund - Class A           Index - U.S.           Municipal Bond Index
            ---------------------      -------------------        --------------------
Period       Market      Percent       Market      Percent        Market       Percent
 End         Value       Change        Value        Change        Value         Change
--------------------------------------------------------------------------------------
07/88        9,530        0.00         10,000        0.00         10,000         0.00
03/89        9,944        4.35         10,364        3.64         10,517         5.17
03/90       10,849        9.10         10,907        5.23         11,627        10.56
03/91       11,723        8.05         11,441        4.90         12,700         9.23
03/92       12,900       10.04         11,805        3.18         13,969         9.99
03/93       14,505       12.44         12,169        3.09         15,718        12.52
03/94       14,761        1.77         12,475        2.51         16,083         2.32
03/95       15,595        5.65         12,830        2.85         17,278         7.43
03/96       16,606        6.48         13,180        2.72         18,726         8.38
03/97       17,348        4.47         13,559        2.88         19,748         5.46
03/98       19,260       11.02         13,746        1.38         21,861        10.70

Cumulative:              92.60%                     37.46%                     118.61%
Average Annual:           6.96%                      3.32%                       8.35%

Average Annual Total Rates of Return as of March 31, 1998

                                                 Class A Investment Results                       Class B Investment Results
                                --------------------------------------------------------------------------------------------
                                 1 Year   3 Years   5 Years   Life of Fund*       1 Year   3 Years   5 Years   Life of Fund*
                                --------------------------------------------------------------------------------------------
Average Annual Total Return      +11.02%  +7.29%    +5.83%          +7.43%       +10.19%  +6.41%    +5.06%            +6.98%
----------------------------------------------------------------------------------------------------------------------------
SEC Results                      + 5.74%  +5.56%    +4.81%          +6.89%       + 6.19%  +5.52%    +4.71%            +6.98%
----------------------------------------------------------------------------------------------------------------------------


                                                                                   Comparative Indices
                                                  ----------------------------------------------------
                                                  1 Year       3 Years     5 Years       Life of Fund*
                                                  ----------------------------------------------------
Average Georgia tax-exempt municipal bond fund+   +10.64%      +7.72%      +6.32%               +7.91%
------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++            +10.70%      +8.16%      +6.82%               +8.45%
------------------------------------------------------------------------------------------------------
Consumer Price Index**++                          + 1.38%      +2.32%      +2.47%               +3.34%
------------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations,
  June 6, 1988, through March 31, 1998.
**The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).
 +Source: Lipper Analytical Services, Inc.
++Source: CDA/Wiesenberger.

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

MFS(R) MARYLAND MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended March 31, 1998)

[CHART]

                MFS Maryland
                  Municipal               Consumer Price            Lehman Brothers
             Bond Fund - Class A           Index - U.S.           Municipal Bond Index
            ---------------------      -------------------        --------------------
Period       Market      Percent       Market      Percent        Market       Percent
 End         Value       Change        Value        Change        Value         Change
--------------------------------------------------------------------------------------
03/93        9,521        0.00         10,000        0.00         10,000         0.00
03/94        9,557        0.37         10,251        2.51         10,232         2.32
03/95       10,179        6.51         10,543        2.85         10,992         7.43
03/96       10,807        6.17         10,830        2.72         11,914         8.38
03/97       11,212        3.75         11,142        2.88         12,564         5.46
03/98       12,397       10.57         11,295        1.38         13,908        10.70

Cumulative:              23.97%                     12.95%                      39.09%
Average Annual:           4.39%                      2.46%                       6.82%

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 1998)

[CHART]

                MFS Maryland
                  Municipal               Consumer Price            Lehman Brothers
             Bond Fund - Class A           Index - U.S.           Municipal Bond Index
            ---------------------      -------------------        --------------------
Period       Market      Percent       Market      Percent        Market       Percent
 End         Value       Change        Value        Change        Value         Change
--------------------------------------------------------------------------------------
03/88        9,525        0.00         10,000        0.00         10,000         0.00
03/89       10,324        8.39         10,498        4.98         10,721         7.21
03/90       11,202        8.50         11,047        5.23         11,853        10.56
03/91       12,166        8.60         11,588        4.90         12,946         9.23
03/92       13,205        8.54         11,957        3.18         14,239         9.99
03/93       14,604       10.59         12,326        3.09         16,023        12.52
03/94       14,658        0.37         12,635        2.51         16,394         2.32
03/95       15,612        6.51         12,996        2.85         17,613         7.43
03/96       16,576        6.17         13,350        2.72         19,089         8.38
03/97       17,197        3.75         13,734        2.88         20,131         5.46
03/98       19,014       10.57         13,923        1.38         22,285        10.70

Cumulative:              90.14%                     39.23%                     122.85%
Average Annual:           6.64%                      3.36%                       8.34%

                                                 Class A Investment Results                       Class B Investment Results
                                --------------------------------------------------------------------------------------------
                                 1 Year   3 Years   5 Years   Life of Fund*       1 Year   3 Years   5 Years   Life of Fund*
                                --------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return     +10.57%   +6.79%    +5.42%           +7.16%       +9.96%   +6.09%    +4.75%           +6.82%
----------------------------------------------------------------------------------------------------------------------------
SEC Results                     + 5.31%   +5.07%    +4.40%           +6.64%       +5.96%   +5.20%    +4.40%           +6.82%
----------------------------------------------------------------------------------------------------------------------------


                                                                           Comparative Indices
                                                   -------------------------------------------
                                                   1 Year       3 Years     5 Years   10 Years
                                                   -------------------------------------------
Average Maryland tax-exempt municipal bond fund+   + 9.94%      +7.23%      +5.99%      +7.59%
----------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++             +10.70%      +8.16%      +6.82%      +8.34%
----------------------------------------------------------------------------------------------
Consumer Price Index*++                            + 1.38%      +2.32%      +2.47%      +3.37%
----------------------------------------------------------------------------------------------


 +Source: Lipper Analytical Services, Inc.
++Source: CDA/Wiesenberger.
 *The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended March 31, 1998)

[CHART]

              MFS Massachusetts
                  Municipal               Consumer Price            Lehman Brothers
             Bond Fund - Class A           Index - U.S.           Municipal Bond Index
             -------------------       -------------------        --------------------
Period       Market      Percent       Market      Percent        Market       Percent
 End         Value       Change        Value        Change        Value         Change
--------------------------------------------------------------------------------------
03/93        9,522        0.00         10,000        0.00         10,000         0.00
03/94        9,676        1.62         10,251        2.51         10,232         2.32
03/95       10,246        5.89         10,543        2.85         10,992         7.43
03/96       10,958        6.95         10,830        2.72         11,914         8.38
03/97       11,439        4.39         11,142        2.88         12,564         5.46
03/98       12,579        9.96         11,295        1.38         13,908        10.70

Cumulative:              25.79%                     12.95%                      39.09%
Average Annual:           4.70%                      2.46%                       6.82%

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 1998)

[CHART]

              MFS Massachusetts
                  Municipal               Consumer Price            Lehman Brothers
             Bond Fund - Class A            Index - U.S.          Municipal Bond Index
            ---------------------      -------------------        --------------------
Period       Market      Percent       Market      Percent        Market       Percent
 End         Value       Change        Value        Change        Value         Change
--------------------------------------------------------------------------------------
03/88        9,523        0.00         10,000        0.00         10,000         0.00
03/89       10,282        7.97         10,498        4.98         10,721         7.21
03/90       11,084        7.80         11,047        5.23         11,853        10.56
03/91       12,030        8.53         11,588        4.90         12,946         9.23
03/92       13,240       10.06         11,957        3.18         14,239         9.99
03/93       14,881       12.39         12,326        3.09         16,023        12.52
03/94       15,121        1.62         12,635        2.51         16,394         2.32
03/95       16,011        5.89         12,996        2.85         17,613         7.43
03/96       17,124        6.95         13,350        2.72         19,089         8.38
03/97       17,876        4.39         13,734        2.88         20,131         5.46
03/98       19,657        9.96         13,923        1.38         22,285        10.70

Cumulative:              96.57%                     39.23%                     122.85%
Average Annual:           6.99%                      3.36%                       8.34%

                                                 Class A Investment Results                       Class B Investment Results
                                --------------------------------------------------------------------------------------------
                                 1 Year   3 Years   5 Years   Life of Fund*       1 Year   3 Years   5 Years   Life of Fund*
                                --------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return      +9.99%   +7.09%    +5.73%           +7.52%       +9.25%   +6.37%    +5.07%           +7.18%
----------------------------------------------------------------------------------------------------------------------------
SEC Results                      +4.76%   +5.36%    +4.71%           +7.00%       +5.25%   +5.48%    +4.72%           +7.18%
----------------------------------------------------------------------------------------------------------------------------

                                                                     Comparative Indices
                                            --------------------------------------------
                                            1 Year      3 Years     5 Years     10 Years
                                            --------------------------------------------
Average Massachusetts tax-exempt municipal
 bond fund+                                 + 9.98%     +7.34%      +6.14%        +7.85%
----------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++      +10.70%     +8.16%      +6.82%        +8.34%
----------------------------------------------------------------------------------------
Consumer Price Index*++                     + 1.38%     +2.32%      +2.47%        +3.37%
----------------------------------------------------------------------------------------

 +Source: Lipper Analytical Services, Inc.
++Source: CDA/Wiesenberger.
 *The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

Portfolio of Investments - March 31, 1998

MFS ALABAMA MUNICIPAL BOND FUND
Municipal Bonds - 98.7%


------------------------------------------------------------------------------------
                                           Principal Amount
Issuer                                         (000 Omitted)                   Value
------------------------------------------------------------------------------------
General Obligation - 13.6%
 Commonwealth of Puerto Rico, 0s, 2015               $3,000              $ 1,282,890
 Commonwealth of Puerto Rico, 0s, 2017                1,500                  565,080
 Huntsville, AL, 5.5s, 2020                           1,000                1,013,900
 Puerto Rico Public Bldgs Authority, Government
  Facilities, AMBAC, 6.25s, 2013                      2,000                2,298,900
 Shelby County, AL, 7.4s, 2007                        1,000                1,110,600
 Shelby County, AL, MBIA, 0s, 2011                    3,000                1,370,190
 Shelby County, AL, 7.7s, 2017                          800                  890,824
 State of Alabama, 0s, 2004                           2,500                1,816,275
 State of Alabama, 0s, 2006                           1,165                  730,071
 State of Alabama, 7.1s, 2010                           250                  271,077
                                                                         -----------
                                                                         $11,349,807
------------------------------------------------------------------------------------
State and Local Appropriation - 2.5%
 Lawrence County, AL, Public Building Authority
  (County Jail), AMBAC, 5s, 2027                     $1,000              $   979,070
 Puerto Rico Public Buildings Authority, Education
  & Health, 5.6s, 2008                                  500                  541,515
 Puerto Rico Public Buildings Authority, Education
  & Health, 5.5s, 2021                                  500                  529,200
                                                                         -----------
                                                                         $ 2,049,785
------------------------------------------------------------------------------------
Refunded and Special Obligations - 14.6%
 Alabama Building Renovation Finance Authority
  Rev., (Fitch Light), 7.45s, 2000###                $1,500              $ 1,641,360
 Alabama Water Pollution Control Authority,
  Revolving Fund Loan, AMBAC, 7.75s, 2001               890                  970,910
 Alexander City, AL, 0s, 2001                         1,000                  357,610
 Alexander City, AL, 0s, 2001                         1,000                  332,550
 Alexander City, AL, 0s, 2001                         1,250                  386,550
 Baldwin County, AL, Eastern Shore Health Care
  Authority (Thomas), 8.5s, 2001                      1,000                1,137,470
 Birmingham, AL, Historical Preservation Authority
  Rev.(Kelly Ingram/Civil Rights), 7.2s, 2001         1,000                1,098,750
 Gadsden East, AL, Medical Clinic Board Rev.
  (Baptist Hospital), 7.8s, 2001                      2,000                2,271,240
 Hoover, AL, Board of Education, AMBAC,
  6.625s, 2001                                        1,000                1,083,120
 Montgomery County, AL, Department of Human
  Resources Rev., 7s, 2001                            1,000                1,095,670
 Montgomery, AL, Medical Clinic Board Rev.
  (Jackson Hospital & Clinic), AMBAC, 7s, 2001          695                  747,764
 Puerto Rico Highway & Transportation Authority,
  6.5s, 2002                                          1,000                1,107,230
                                                                         -----------
                                                                         $12,230,224
------------------------------------------------------------------------------------
Airport and Port Revenue - 7.0%
 Alabama Docks Department Facilities Rev.,
  Refunding, MBIA, 5.5s, 2022[sec][sec]              $1,000              $ 1,008,650
 Alabama Docks Department, Docks Facilities Rev.,
  MBIA, 5.375s, 2017                                  1,000                1,011,150
 Alabama, Docks Department, Docks Facilities
  Rev., MBIA, 7.6s, 2012                              1,600                1,662,112
 Mobile, AL, Airport Authority Rev., 8.875s, 2015       975                1,064,934
 Mobile, AL, Airport Authority, Rev., 7.375s, 2012    1,000                1,078,870
                                                                         -----------
                                                                         $ 5,825,716
------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 2.4%
 DeKalb & Cherokee County, AL, Gas Rev.,
  AMBAC, 5.4s, 2016                                  $2,000              $ 2,040,500
------------------------------------------------------------------------------------

Municipal Bonds - continued

------------------------------------------------------------------------------------
                                           Principal Amount
Issuer                                         (000 Omitted)                   Value
------------------------------------------------------------------------------------
Health Care Revenue - 6.9%
 Alabama Special Care Facilities Financing
  Authority, (Daughters of Charity), 5s, 2025        $1,500              $ 1,445,850
 Baldwin County, AL, Eastern Shore Health Care
  (Thomas Hospital), 6.75s, 2015                      1,000                1,093,730
 Cullman, AL, Medical Park South Clinic, "A",
  6.5s, 2023                                          1,000                1,071,390
 Montgomery, AL, Medical Clinic Board Rev.
  (Jackson Hospital & Clinic), 7s, 2015               2,030                2,145,345
                                                                         -----------
                                                                         $ 5,756,315
------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 10.1%
 Butler, AL, Industrial Developement Board, Solid
  Waste Rev. (James River Corp.), 8s, 2028           $1,000              $ 1,152,730
 Camden, AL, Industrial Development Board
  Pollution Control Rev.  (Macmillian Bloedel),
  7.75s, 2009                                           500                  545,460
 Courtland, AL, Industrial Development Board,
  Solid Waste Disposal Rev. (Champion
  International Corp.), 5.9s, 2017                    1,000                1,051,080
 Courtland, AL, Industrial Development Board,
  Solid Waste Disposal Rev. (Champion
  International Corp.), 7.75s, 2020                   1,485                1,587,747
 Mobile, AL, Industrial Development Board, Dock
  & Wharf Rev. (Ideal Basic Industries Inc.),
  6.75s, 2004                                           270                  272,030
 Mobile, AL, Industrial Development Board, Dock
  & Wharf Rev. (Ideal Basic Industries Inc.),
  6.875s, 2009                                        1,075                1,083,514
 Piedmont, AL, Industrial Development Board Rev.
  (Springs Industries Project), 8.25s, 2010           1,000                1,093,760
 Tarrant City, AL, Industrial Development Board
  Rev. (Vulcan Materials Co.), 7.5s, 2011             1,500                1,634,430
                                                                         -----------
                                                                         $ 8,420,751
------------------------------------------------------------------------------------
Insured Health Care Revenue - 9.1%
 Alabama Special Care Facilities Financing
  Authority, (Daughters of Charity), AMBAC,
  5s, 2025                                           $1,000              $   961,080
 Huntsville, AL, Health Care Authority, MBIA,
  5s, 2023                                            1,000                  966,690
 Huntsville, AL, Health Care Facilities Rev., MBIA,
  6.375s, 2022                                          850                  920,856
 Lauderdale County & Florence, AL, (Eliza Coffee
  Memorial Hospital), MBIA, 5.75s, 2014               1,000                1,057,390
 Montgomery AL Special Care Facilities (Baptist
  Medical), FSA, 5.375s, 2019                         1,150                1,166,652
 Montgomery, AL, Medical Clinic Board Rev.
  (Jackson Hospital & Clinic), AMBAC,
  5.875s, 2016                                        1,000                1,063,210
 University of Alabama, Hospital Rev.
  (Birmingham), MBIA, 5s, 2014                        1,500                1,486,470
                                                                         -----------
                                                                         $ 7,622,348
------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.2%
 Alabama Housing Finance Authority, Multi-Family
  Residential Development Rev., (St. Jude), FHA,
  7.25s, 2023                                        $1,385              $ 1,494,083
 Puerto Rico Housing Finance Corp., Multi-Family
  Mortgage Rev., 7.5s, 2015                             355                  372,132
                                                                         -----------
                                                                         $ 1,866,215
------------------------------------------------------------------------------------

                                                                       13 - MAL

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                          (000 Omitted)                   Value
-------------------------------------------------------------------------------------
Single Family Housing Revenue - 5.4%
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 6.55s, 2014                     $  985             $ 1,063,682
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., Collateral Home Mortgage
  Program, 5.7s, 2015                                   1,700               1,782,229
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.4s, 2022                         670                 695,185
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.5s, 2022                         420                 441,365
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.75s, 2022                        345                 361,419
 Alabama Housing Finance Authority, Single Family
  Mortgage Rev., GNMA, 7.6s, 2022                         150                 158,978
                                                                          -----------
                                                                          $ 4,502,858
-------------------------------------------------------------------------------------
Universities - 6.4%
 Alabama Agriculture & Mechanics University,
  MBIA, 5.75s, 2013                                    $  500             $   533,500
 Alabama Agriculture & Mechanics University,
  MBIA, 5.5s, 2020                                      2,545               2,614,198
 Alabama, Board of Education Rev., (Shelton State
  Community College), MBIA, 6s, 2014                    1,000               1,084,400
 Homewood, AL, Educational Building Authority,
  Educational Facilities Rev. (Samford University),
  6.5s, 2016                                            1,000               1,083,730
                                                                          -----------
                                                                          $ 5,315,828
-------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 15.2%
 Alabama Water Pollution Control Authority,
  5.5s, 2020                                           $1,500             $ 1,534,365
 Arab, AL, Waterworks Board, Water Rev., MBIA,
  7.05s, 2016                                           1,000               1,098,090
 Bessemer, AL, Water Rev., AMBAC, 5.75s, 2026           1,000               1,054,110
 Birmingham, AL, Waterworks & Sewer Board
  Rev., 5.375s, 2020                                    2,000               2,036,060
 Commonwealth of Puerto Rico, Aqueduct &
  Sewer Authority Rev., 5s, 2015                        1,300               1,289,366
 Fairview, AL, Water Rev. (East Cullman), AMBAC,
  8s, 2020                                              1,000               1,053,900
 Limestone County, AL, Water Authority Rev., FGIC,
  7.7s, 2019                                              900                 923,229
 Limestone County, AL, Water Authority Rev., FGIC,
  5.5s, 2026                                            2,650               2,726,744
 Madison, AL, Water & Waste Board, MBIA,
  5.5s, 2019                                            1,000               1,027,940
                                                                          -----------
                                                                          $12,743,804
-------------------------------------------------------------------------------------
Other - 3.3%
 Birmingham, AL, Downtown Redevelopment
  Authority, Social Security Administration Building
  Rev., 0s, 2010                                       $2,435             $ 2,762,800
-------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $75,841,879)                      $82,486,951
-------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.2%
-------------------------------------------------------------------------------------
 Bartow County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.), due
  04/01/98                                             $  100             $   100,000
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 04/01/98                                 900                 900,000
-------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                      $ 1,000,000
-------------------------------------------------------------------------------------
Total Investments (Identified Cost, $76,841,879)                          $83,486,951

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                          (000 Omitted)                   Value
-------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.1%                                     $   125,049
-------------------------------------------------------------------------------------
Net assets - 100.0%                                                       $83,612,000
-------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

Portfolio of Investments - March 31, 1998

MFS ARKANSAS MUNICIPAL BOND FUND

Municipal Bonds - 97.3%

-----------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                               (000 Omitted)            Value
-----------------------------------------------------------------------------------
General Obligation - 6.9%
 Arkansas College Savings, "A", 0s, 2009                    $1,146      $   683,887
 Arkansas College Savings, "A", 0s, 2015                     2,575        1,089,096
 Arkansas College Savings, "A", 0s, 2016                     3,050        1,216,066
 Arkansas College Savings, "A", 0s, 2017                     2,590          972,519
 Arkansas College Savings, "B", 0s, 2012                     1,200          602,244
 Arkansas College Savings, "B", 0s, 2013                     1,000          474,520
 Arkansas College Savings, "B", 0s, 2014                     1,150          515,441
 Arkansas College Savings, "B", 0s, 2015                     1,600          676,720
 Arkansas College Savings, "B", 0s, 2016                     1,000          398,710
 Arkansas College Savings, "C", 0s, 2014                     1,000          448,210
 Arkansas College Savings, "C", 0s, 2015                     1,000          422,950
 Commonwealth of Puerto Rico, 5.5s, 2013                     1,210        1,295,148
 Commonwealth of Puerto Rico, 5.4s, 2025                     1,000        1,015,180
                                                                        -----------
                                                                        $ 9,810,691
-----------------------------------------------------------------------------------
State and Local Appropriation - 3.2%
 Arkansas Development Finance Authority, Local
  Government Rev., 7.1s, 2008                               $2,440      $ 2,660,332
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., 0s, 2011                             5,000        1,920,050
                                                                        -----------
                                                                        $ 4,580,382
-----------------------------------------------------------------------------------
Refunded and Special Obligations - 13.4%
 Arkansas Development Finance Authority, Water
  & Sewer Rev., MBIA, 7s, 2001                              $2,900      $ 3,176,776
 Arkansas Development Finance Authority, Water
  & Sewer Rev., MBIA, 6.4s, 2002                             2,000        2,191,080
 Arkansas Housing Development Agency, Single
  Family Mortgage Rev., FHA, 8.375s, 2011                    1,000        1,323,830
 Arkansas Waste Disposal & Pollution Control
  Rev., 6.25s, 2002                                          4,000        4,331,600
 Harrison, AR, Residential Housing Facilities Board,
  Single Family Mortgage Rev., FGIC, ETM,
  7.4s, 2011                                                 4,000        4,964,800
 Sherwood, AR, Residential Housing Facilities
  Board, Single Family Mortgage Rev., MBIA,
  7.5s, 2010                                                 1,250        1,554,775
 West Memphis, AR, Public Utility Systems Rev.,
  MBIA, 6.6s, 2009                                           1,250        1,378,825
                                                                        -----------
                                                                        $18,921,686
-----------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 12.0%
 Jefferson County, AR, Pollution Control Rev.
  (Arkansas Power & Light Co.), 6.3s, 2018                  $1,050      $ 1,130,472
 North Little Rock, AR, Electric Rev., MBIA,
  6.5s, 2010                                                 2,000        2,323,500
 North Little Rock, AR, Electric Rev., MBIA,
  6.5s, 2010                                                 1,000        1,109,380
 North Little Rock, AR, Electric Rev., MBIA,
  6.5s, 2015                                                 6,000        7,171,200

14 - MAR

---------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                           (000 Omitted)                    Value
---------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - continued
 Pope County, AR, Solid Waste Disposal Rev.
  (Arkansas Power & Light Co.), 8s, 2020               $1,780              $  1,958,926
 Pope County, AR, Solid Waste Disposal Rev.
  (Arkansas Power & Light Co.), FSA, 8s, 2021           3,000                 3,313,620
                                                                           ------------
                                                                           $ 17,007,098
---------------------------------------------------------------------------------------
Health Care Revenue - 6.9%
 Baxter County, AR, Hospital Rev., 7.5s, 2021          $3,145              $  3,488,654
 Little Rock, AR, Health Facilities Board, (Baptist
  Medical Center), 6.9s, 2009                           1,400                 1,658,370
 Little Rock, AR, Health Facilities Board, (Baptist
  Medical Center), 7s, 2017                             3,250                 3,559,595
 Pulaski County, AR, Hospital Rev. (Children's
  Hospital), 6.15s, 2017                                1,000                 1,051,160
                                                                           ------------
                                                                           $  9,757,779
---------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 6.3%
 Blytheville, AR, Solid Waste Recycling &
  Sewerage Treatment Rev. (Nucor Corp.),
  6.375s, 2023                                         $3,565              $  3,832,339
 Camden, AR, Environmental Improvement Rev.
  (International Paper Co.), 7.625s, 2018               1,000                 1,172,930
 Jonesboro, AR, Industrial Development Rev.
  (Anheuser-Busch Cos, Inc.), 6.5s, 2012                3,500                 3,867,570
                                                                           ------------
                                                                           $  8,872,839
---------------------------------------------------------------------------------------
Insured Health Care Revenue - 9.3%
 Arkansas Development Finance Authority, Health
  Facilities Rev. (Sisters of Mercy), MBIA, 5s, 2013   $6,340              $  6,550,171
 Arkansas Development Finance Authority, Health
  Facilities Rev. (Sisters of Mercy), MBIA, 5s, 2019    5,500                 5,457,210
 Pulaski County, AR, Health Facilities Board Rev.
  (Sisters of Charity), MBIA, 6s, 2012                  1,000                 1,072,140
                                                                           ------------
                                                                           $ 13,079,521
---------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 1.1%
 Pope County, AR, Residential Housing Facilities
  Board (Arkansas Tech University), 6s, 2027           $1,000              $    996,020
 West Memphis, AR, Public Facilities Board,
  Mortgage Rev., AMBAC, 0s, 2011                        1,090                   504,245
                                                                           ------------
                                                                           $  1,500,265
---------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 4.3%
 Little Rock, AR, Hotel & Restaurant Gross
  Receipts Tax Rev., 7.375s, 2015                      $4,790              $  6,124,398
---------------------------------------------------------------------------------------
Single Family Housing Revenue - 17.6%
 Arkansas Development Finance Authority, Home
  Meeting Rev., GNMA, FNMA, 5.15s, 2017                $1,500              $  1,483,110
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., GNMA, 7.4s, 2023                1,185                 1,253,268
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., GNMA, 7.45s, 2027               1,695                 1,888,450
 Arkansas Development Finance Authority, Single
  Family Mortgage Rev., GNMA, 6.7s, 2027                2,765                 2,984,237
 Arkansas Housing Development Agency,
  Residential Mortgage Rev., 0s, 2015                  15,975                 2,570,378
 Jefferson County, AR, Health Care & Residential
  Facilities Board, 7.25s, 2011                           890                   945,527
 Lonoke County, AR, Residential Housing Facilities
  Board, 7.375s, 2011                                     205                   222,022
 Lonoke County, AR, Residential Housing Facilities
  Board, FNMA, 7.9s, 2011                                 811                   900,706

Municipal Bonds - continued

---------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                          (000 Omitted)                     Value
---------------------------------------------------------------------------------------
Single Family Housing Revenue - continued
 Mississippi County, AR, Public Facilities Board,
  Mortgage Rev., 7.2s, 2010                            $1,030              $  1,148,079
 North Little Rock, AR, Residential Housing
  Facilities Board, 0s, 2010                           21,830                 9,422,265
 Pulaski County, AR, Public Facilities Board Rev.,
  FNMA, 0s, 2014                                        2,750                 1,181,620
 Saline County, AR, Residential Housing Facilities
  Board, 7.875s, 2011                                     870                   939,304
                                                                           ------------
                                                                           $ 24,938,966
---------------------------------------------------------------------------------------
Student Loan Revenue - 2.7%
 Arkansas Student Loan Authority Rev., 7.15s, 2002     $  650              $    699,524
 Arkansas Student Loan Authority Rev., 6.75s, 2006        985                 1,039,421
 Arkansas Student Loan Authority Rev., "B",
  6.25s, 2010                                           2,000                 2,140,060
                                                                           ------------
                                                                           $  3,879,005
---------------------------------------------------------------------------------------
Universities - 0.8%
 Conway, AR, Public Facilities Rev. (Hendrix
  College), 5.85s, 2016                                $1,000              $  1,052,740
---------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 12.8%
 Arkansas Development Finance Authority,
  Revolving Loan Fund, 5.85s, 2019                     $2,130              $  2,248,300
 Arkansas Development Finance Authority, Water
  & Sewer Rev., MBIA, 5s, 2012                          1,000                 1,012,050
 Arkansas Development Finance Authority, Water
  & Sewer Rev., MBIA, 5s, 2015                          2,000                 2,000,020
 Arkansas Water Resources Development
  Authority, 6.375s, 2012                               1,000                 1,075,970
 Arkansas Water Resources Development
  Authority, 6.375s, 2021                               1,000                 1,069,180
 Beaver, AR, Water District, Benton & Washington
  Counties, Water & Sewer Rev., MBIA,
  5.85s, 2008                                           2,000                 2,162,300
 Fort Smith, AR, Water & Sewer Rev., MBIA,
  6s, 2012                                              2,250                 2,442,488
 Russellville, AR, Water Systems Rev., AMBAC,
  6.25s, 2012                                           1,365                 1,468,030
 South Sebastian County, AR, Water Users Assn.,
  5.95s, 2013                                           2,425                 2,510,918
 South Sebastian County, AR, Water Users Assn.,
  6.15s, 2023                                           1,000                 1,042,100
 Texarkana, AR, Waterworks Facilities Rev., FGIC,
  5.2s, 2010                                            1,000                 1,037,920
                                                                           ------------
                                                                           $ 18,069,276
---------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $126,194,066)                      $137,594,646
---------------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.7%
---------------------------------------------------------------------------------------
 Bartow County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Company),
  due 4/01/98                                          $1,400              $  1,400,000
 Harris County, TX, Industrial Development Corp.,
  (Shell Oil Company Project), due 4/01/98              1,000                 1,000,000
---------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                       $  2,400,000
---------------------------------------------------------------------------------------
Total Investments (Identified Cost, $128,594,066)                          $139,994,646

Other Assets, Less Liabilities - 1.0%                                         1,447,679
Net assets - 100.0%                                                        $141,442,325
---------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

                                                                       15 - MAR

Portfolio of Investments - March 31, 1998

MFS CALIFORNIA MUNICIPAL BOND FUND

Municipal Bonds - 96.2%

---------------------------------------------------------------------------------------
                                              Principal Amount
Issuer                                            (000 Omitted)                   Value
---------------------------------------------------------------------------------------
General Obligation - 10.1%
 Commonwealth of Puerto Rico, 5.5s, 2009                $2,500              $ 2,701,625
 Lucia Mar, CA, Unified School District, FGIC,
  0s, 2013                                               1,350                  626,859
 Lucia Mar, CA, Unified School District, FGIC,
  0s, 2014                                               1,200                  525,816
 Palos Verdes, CA, Library District, 6.7s, 2016          1,250                1,337,162
 State of California, 10s, 2007                          1,055                1,502,067
 State of California, 6.5s, 2010                         1,235                1,452,125
 State of California, 5s, 2019                           3,000                2,920,230
 State of California, AMBAC, 7.2s, 2008                  1,600                1,946,976
 State of California, AMBAC, 5s, 2009                    2,910                3,014,615
 State of California, AMBAC, 6.3s, 2010                  6,000                6,936,240
 State of California, AMBAC, 7s, 2010                    2,000                2,445,520
 Walnut Valley, CA, AMBAC, 6s, 2011                      1,600                1,807,248
                                                                            -----------
                                                                            $27,216,483
---------------------------------------------------------------------------------------
State and Local Appropriation - 15.6%
 Banning, CA, Certificates of Participation, Water
  System Improvement, AMBAC, 8s, 2019                   $1,000              $ 1,367,210
 California Public Works Board, Lease Rev.,
  5.55s, 2010                                            4,000                4,341,760
 California Public Works Board, Lease Rev.
  (Department of Corrections), 7.4s, 2010                5,000                6,262,800
 California Public Works Board, Lease Rev., MBIA,
  5.5s, 2015                                             4,500                4,777,965
 Fortuna, Parlier & Susanville, CA, Certificates of
  Participation, "B", 7.375s, 2017                         930                  996,690
 Grossmont, CA, Union High School District,
  Certificates of Participation, MBIA, 0s, 2006          6,000                4,071,180
 Los Angeles, CA, Building Authority, MBIA,
  5.625s, 2011                                           3,375                3,683,408
 Los Angeles, CA, Convention & Exhibition Center
  Authority, Certificates of Participation, AMBAC,
  0s, 2005                                               2,400                1,728,648
 Pasadena, CA, Certificates of Participation
  (Pasadena Parking Facilities), 6.25s, 2018             3,460                3,956,233
 Pomona, CA, Public Financing, 6.25s, 2010               4,020                4,541,756
 San Joaquin County, CA, Certificates of
  Participation (General Hospital), 6.625s, 2020         2,000                2,180,420
 Tulare County, CA, Certificates of Participation
  (Capital Improvements Program), MBIA, 6s, 2016         1,000                1,079,860
 Visalia, CA, Utility Systems Department,
  Certificates of Participation, MBIA, 0s, 2005          4,655                3,329,256
                                                                            -----------
                                                                            $42,317,186
---------------------------------------------------------------------------------------
Refunded and Special Obligations - 13.8%
 Apple Valley, CA, Hospital Rev., Certificates of
  Participation (St. Mary's Hospital), 6.75s, 2012      $4,880              $ 5,381,713
 California Educational Facilities Authority Rev. (St.
  Mary's College), 7.5s, 2000                            1,000                1,100,420
 California Health Facilities Financing Authority
  Rev. (AIDS Hospice Foundation), 7.15s, 2000            2,875                3,082,057
 California Health Facilities Financing Authority
  Rev. (St. Joseph's Hospital), 6.75s, 2001              2,710                2,973,358
 California Statewide Community Development
  Authority (St. Joseph's), 6.625s, 2004                 4,205                4,811,992
 Corona, CA, Certificates of Participation (Corona
  Community Hospital), 8s, 2005                            585                  715,151
 Desert Hospital District, CA, Hospital Rev. (Desert
  Hospital Corp.), 9s, 2005[dbldag][dbldag]              3,000                3,610,470
 Los Angeles, CA, Convention & Exhibition Center
  Authority, Certificates of Participation, 9s, 2005     1,900                2,477,429

Municipal Bonds - continued

---------------------------------------------------------------------------------------
                                              Principal Amount
Issuer                                            (000 Omitted)                   Value
---------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 Mojave, CA, Water Agency Rev. (Morongo Basin),
  6.6s, 2002                                            $1,400              $ 1,563,268
 M-S-R Public Power Agency (San Juan), MBIA,
  6.75s, 2020                                            3,000                3,677,400
 Northern California Power Agency, Public Power
  Rev. (Hydro-Electric), 8s, 1998                          290                  293,111
 Pomona, CA, Single Family Mortgage Rev., FNMA,
  GNMA, 7.375s, 2010                                     2,000                2,412,780
 Pomona, CA, Single Family Mortgage Rev.,
  GNMA, FHLMC, 7.5s, 2023                                2,000                2,637,420
 Southern California Public Power Transmission
  Rev., "A", 0s, 2005                                    3,795                2,758,889
                                                                            -----------
                                                                            $37,495,458
---------------------------------------------------------------------------------------
Airport and Port Revenue - 6.0%
 Los Angeles, CA, Department Airports Rev.,
  Ontario International Airport, FGIC, 6s, 2017         $4,100              $ 4,391,838
 Los Angeles, CA, Harbor Department Rev.,
  6.625s, 2025                                           2,000                2,180,040
 Port Oakland, CA, Port Rev., MBIA, 0s, 2009             7,000                4,065,320
 Port Oakland, CA, Port Rev., MBIA, 6.5s, 2016           1,000                1,092,570
 San Francisco, CA, City & County Airports
  Commission, International Airport Rev., FGIC,
  6.5s, 2019                                             4,000                4,431,920
                                                                            -----------
                                                                            $16,161,688
---------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 4.2%
 California Pollution Control Financing Authority
  Rev. (Pacific Gas & Electric Co.), 6.625s, 2009       $1,000              $ 1,091,110
 Central Valley, CA, 6.2s, 2020                          3,000                3,162,150
 Los Angeles, CA, Department of Water & Power,
  Electric Plant Rev., 7.25s, 2030                       1,000                1,090,790
 Los Angeles, CA, Department of Water & Power,
  Electric Plant Rev., 7.1s, 2031                        1,050                1,147,807
 Northern California Public Power Authority
  (Geothermal Project), 5.85s, 2010                      1,750                1,856,243
 Southern California Public Power Authority Rev.
  (Southern Transmission Project), 0s, 2005              4,205                2,945,434
                                                                            -----------
                                                                            $11,293,534
---------------------------------------------------------------------------------------
Health Care Revenue - 2.6%
 California Health Facilities Financing Authority
  (Downey Community Hospital), 5.625s, 2008             $3,000              $ 3,129,090
 California Health Facilities Financing Authority
  (Kaiser Permanente), 7s, 2018                          1,000                1,058,340
 California Hospital Rev., Refunding &
  Improvement Project (Valley Health Systems),
  6.5s, 2015                                             2,760                2,997,526
                                                                            -----------
                                                                            $ 7,184,956
---------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 1.5%
 California Pollution Control Financing Authority
  Rev., 6.7s, 2007                                      $2,750              $ 2,893,825
 California Pollution Control Financing Authority
  Rev. (Frito-Lay, Inc.), 6.375s, 2004                   1,025                1,106,139
                                                                            -----------
                                                                            $ 3,999,964
---------------------------------------------------------------------------------------
Insured Health Care Revenue - 4.5%
 California Health Facilities (Stanford Health Care),
  FSA, 5s, 2018                                         $4,000              $ 3,904,200
 California Health Facilities Financing Authority
  (Sutter Health), MBIA, 7s, 2009                        1,000                1,039,830
 California Health Facilities Financing Authority
  (Unihealth America), AMBAC, 7.625s, 2015                  45                   46,650

16 - MCA

------------------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                              (000 Omitted)                    Value
------------------------------------------------------------------------------------------
Insured Health Care Revenue - continued
 California Statewide Community Development
  Authority, Certificates of Participation, 0s, 2007      $3,645              $  2,253,485
 California Statewide Community Development
  Authority, Certificates of Participation, 0s, 2008       6,345                 3,677,499
 California Statewide Community Development
  Authority, MBIA, 6s, 2011                                1,015                 1,139,936
                                                                              ------------
                                                                              $ 12,061,600
------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 6.6%
 California Housing Finance Agency (Multi-Unit
  Rental Housing), 6.7s, 2015                             $2,750              $  2,933,865
 Palmdale, CA, Multi-Family Housing Rev., FNMA,
  7.375s, 2024                                             1,000                 1,087,240
 Thousand Oaks, CA, Redevelopment Agency
  (Shadow Hills Project), 7s, 2021                         8,900                 9,470,223
 Yolo County, CA, Housing Authority Mortgage Rev.
  (Walnut Park Apartments), FHA, 7.2s, 2033                4,150                 4,499,306
                                                                              ------------
                                                                              $ 17,990,634
------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.4%
 Puerto Rico Commonwealth Highway &
  Transportation Authority, Highway Rev., FSA,
  5.5s, 2015                                              $1,000              $  1,065,560
 Puerto Rico Commonwealth Highway &
  Transportation Authority, Highway Rev., MBIA,
  5.5s, 2013                                               5,000                 5,346,250
                                                                              ------------
                                                                              $  6,411,810
------------------------------------------------------------------------------------------
Single Family Housing Revenue - 1.0%
 California Housing Finance Agency, 7.75s, 2010           $  800              $    828,960
 California Housing Finance Agency, MBIA,
  6s, 2010                                                 1,400                 1,496,502
 San Bernardino County, CA, Single Family
  Mortgage Rev., GNMA, 7.65s, 2023                           150                   166,625
 Southern California Home Finance Authority,
  Single Family Mortgage Rev., GNMA,
  7.625s, 2023                                               180                   189,887
                                                                              ------------
                                                                              $  2,681,974
------------------------------------------------------------------------------------------
Special Assesment District - 9.1%
 Anaheim, CA, Public Financing Authority Rev.,
  MBIA, 0s, 2006                                          $5,000              $  3,385,900
 Anaheim, CA, Public Finance Authority Rev.
  (Redevelopment Project Alpha), MBIA, 0s, 2005            3,210                 2,282,053
 Brea, CA, Public Finance Authority Rev., MBIA,
  0s, 2005                                                 2,235                 1,612,597
 Brea, CA, Public Finance Authority Rev., MBIA,
  0s, 2006                                                 3,415                 2,347,403
 Commerce, CA, Community Development
  Commission, MBIA, 5.5s, 2010                             3,545                 3,819,525
 Concord, CA, Redevelopment Agency, Tax
  Allocation, MBIA, 8s, 2018                                  40                    41,182
 Emeryville, CA, Public Financing Authority Rev,
  6.5s, 2021                                               2,000                 2,160,220
 Fontana, CA, Redevelopment Agency (Jurupa
  Hills), 5.5s, 2027                                       1,500                 1,503,180
 Pomona, CA, Public Financing Authority Rev,
  Southwest Pomona Redevelopment, 5.75s, 2020              2,500                 2,571,200
 San Jose, CA, Redevelopment Agency, MBIA,
  6s, 2010                                                 1,000                 1,127,270
 Santa Cruz County, CA, Redevelopment Agency,
  Oak/Soquel Community, 5.6s, 2017                         1,455                 1,532,202
 Walnut Valley, CA, Public Finance Authority
  (Walnut Improvement), MBIA, 0s, 2007                     1,150                   746,074

Municipal Bonds - continued

------------------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                              (000 Omitted)                    Value
------------------------------------------------------------------------------------------
Special Assesment District - continued
 Walnut Valley, CA, Public Finance Authority
  (Walnut Improvement), MBIA, 0s, 2008                    $1,125              $    693,585
 Walnut Valley, CA, Public Finance Authority
  (Walnut Improvement), MBIA, 0s, 2009                     1,175                   687,751
                                                                              ------------
                                                                              $ 24,510,142
------------------------------------------------------------------------------------------
Turnpike Revenue - 2.5%
 Foothill/Eastern Transportation Corridor Agency,
  CA, 0s, 2011                                            $5,000              $  3,752,300
 Foothill/Eastern Transportation Corridor Agency,
  CA, 0s, 2020                                            10,000                 3,015,700
                                                                              ------------
                                                                              $  6,768,000
------------------------------------------------------------------------------------------
Universities - 3.2%
 California Education Facilities Authority Rev.
  (College & University), 6s, 2012                        $1,400              $  1,509,830
 California Education Facilities Authority Rev.
  (College & University), 6.3s, 2021                       1,000                 1,076,940
 California Educational Facilities Authority Rev.
  (L.A. College of Chiropractic), 5.6s, 2017                 500                   505,725
 California State University Housing System Rev.,
  6.75s, 2010                                              1,705                 1,831,596
 California State University Housing System Rev.,
  6.75s, 2011                                              3,570                 3,835,073
                                                                              ------------
                                                                              $  8,759,164
------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 10.4%
 California Department of Water Resources,
  Central Valley Project Rev., 7s, 2012                   $1,495              $  1,834,589
 Fairfield-Suisun, CA, Sewer District Rev., MBIA,
  0s, 2006                                                 2,080                 1,445,891
 Metropolitan Water District, Linked Savers, RIBS,
  5.75s, 2018                                             10,000                10,952,400
 Metropolitan Water District, South California,
  5.75s, 2009                                              3,000                 3,299,010
 Metropolitan Water District, South California, "A",
  5s, 2026                                                 2,000                 1,935,580
 Metropolitan Water District, Waterworks Rev., 5s, 2020    9,000                 8,740,800
                                                                              ------------
                                                                              $ 28,208,270
------------------------------------------------------------------------------------------
Other - 2.7%
 Anaheim, CA, Public Financing Authority, FSA,
  6s, 2024                                                $1,000              $  1,128,490
 California Public Capital Improvements Financing
  Authority Rev., MBIA, 8.1s, 2018                         1,820                 1,891,926
 Los Angeles, CA, Certificates of Participation,
  5.7s, 2018                                               1,900                 1,895,212
 South Coast Air Quality Management District Rev.,
  AMBAC, 0s, 2005                                          3,480                 2,510,890
                                                                              ------------
                                                                              $  7,426,518
------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $236,923,866)                         $260,487,381
------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 0.7%
------------------------------------------------------------------------------------------
 California Pollution Control Financing Authority
  Rev. (Shell Martinez Refining), due 04/01/98, at
  Identified Cost                                         $1,800              $  1,800,000
------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $238,723,866)                             $262,287,381
------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 3.1%                                            8,319,238
------------------------------------------------------------------------------------------
Net assets - 100.0%                                                           $270,606,619
------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

                                                                        17 - MCA

Portfolio of Investments - March 31, 1998
MFS FLORIDA MUNICIPAL BOND FUND
Municipal Bonds - 98.8%


--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                           (000 Omitted)                   Value
--------------------------------------------------------------------------------------
General Obligation - 9.5%
 Dade County, FL, 7.125s, 2015                         $2,380              $ 2,997,610
 Florida Board of Education, Capital Outlay,
  9.125s, 2014                                          2,600                3,667,092
 Palm Beach County, FL, 6.5s, 2010                      2,000                2,350,040
                                                                           -----------
                                                                           $ 9,014,742
--------------------------------------------------------------------------------------
State and Local Appropriation - 3.6%
 Bay County, FL, School Board, Certificates of
  Participation, AMBAC, 6.75s, 2012                    $1,000              $ 1,148,170
 Palm Beach County, FL, School Board,
  Certificates of Participation, AMBAC,
  6.375s, 2015                                          2,000                2,248,820
                                                                           -----------
                                                                           $ 3,396,990
--------------------------------------------------------------------------------------
Refunded and Special Obligations - 11.8%
 Altamonte Springs, FL, Health Care Facilities Rev.
  (Adventist), 5.7s, 2012                              $1,175              $ 1,274,076
 Brevard County, FL, Health Care Facilities Rev.
  (Wuesthoff Memorial), MBIA, 7.2s, 2002                1,000                1,130,150
 Charlotte County, FL, Utility Rev., FGIC,
  6.875s, 2003                                            500                  574,305
 Florida Board of Education, Capital Outlay,
  9.125s, 2014                                            400                  565,700
 Florida Turnpike Authority Rev., "A", AMBAC,
  7.125s, 2001                                          1,250                1,385,575
 Hillsborough County, FL, Capital Improvement Rev.
  (County Center), 6.75s, 2002                          1,500                1,672,305
 Jacksonville, FL, Transportation Authority, System
  Rev., 6.4s, 2002                                      2,000                2,190,100
 Puerto Rico Electric Power Authority Rev.,
  7s, 2001                                                240                  265,903
 Puerto Rico Highway & Transportation Authority,
  Highway Rev., 6.625s, 2002                              100                  111,206
 Puerto Rico Highway & Transportation Authority,
  Highway Rev., 6.625s, 2002                            1,000                1,112,060
 Puerto Rico Public Buildings Authority Rev.,
  6.875s, 2002                                            740                  830,073
                                                                           -----------
                                                                           $11,111,453
--------------------------------------------------------------------------------------
Airport and Port Revenue - 6.6%
 Hillsborough County, FL, Airport Rev. (Tampa
  International), FGIC, 5.875s, 2015                   $  750              $   806,587
 Hillsborough County, FL, Aviation Authority Rev.
  (Delta Airlines), 6.8s, 2024                          1,500                1,617,945
 Hillsborough County, FL, Aviation Authority Rev.
  (USAir Airlines), 8.6s, 2022                          2,400                2,733,984
 Pensacola, FL, Airport Rev., MBIA, 5.625s, 2014        1,000                1,050,200
                                                                           -----------
                                                                           $ 6,208,716
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 26.0%
 Clark County, NV, Pollution Control Rev. (Nevada
  Power), 5.3s, 2011                                   $  500              $   500,000
 Escambia County, FL, Utility District Rev., FGIC,
  0s, 2015                                              1,000                  426,950
 Escambia County, FL, Utility District Rev., FGIC,
  6.25s, 2015                                           1,500                1,725,630
 Hillsborough County, FL, Industrial Development
  Authority, Pollution Control Rev. (Tampa Electric),
  8s, 2022                                              3,000                3,493,980
 Jacksonville, FL, Electric Authority Rev. (St. Johns
  River Power), 0s, 2010                                4,995                2,735,112
 Lakeland, FL, Electricity & Water Rev., Capital
  Appreciation, 0s, 2011                                5,000                2,616,100

Municipal Bonds - continued

--------------------------------------------------------------------------------------
                                             Principal Amount
Issuer                                           (000 Omitted)                   Value
--------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - continued
 Lakeland, FL, Electricity & Water Rev., Capital
  Appreciation, 0s, 2012                               $3,000              $ 1,479,300
 Martin County, FL, Industrial Development
  Authority (Indiantown Cogeneration), 7.875s, 2025     3,625                4,214,135
 Orlando, FL, Utility Commission, Water and
  Electric Rev., 6.75s, 2017                            1,500                1,841,880
 Port St. Lucie, FL, Utility Rev., Capital
  Appreciation, FGIC, 0s, 2021                          2,405                  678,499
 Puerto Rico Electric Power Authority Rev., MBIA,
  6.125s, 2008                                          2,400                2,716,200
 Puerto Rico Electric Power Authority Rev., FSA,
  6s, 2016                                              2,000                2,160,880
                                                                           -----------
                                                                           $24,588,666
--------------------------------------------------------------------------------------
Health Care Revenue - 8.7%
 Brevard County, FL, Health Care Facilities Rev.
  (Friendly Village), 9.25s, 2012                      $  365              $   377,870
 Escambia County, FL, Health Care Facilities Rev.
  (Baptist Hospital & Baptist Manor), 6.75s, 2014       1,000                1,106,840
 Escambia County, FL, Health Care Facilities Rev.
  (Baptist Hospital), "B", 6s, 2014                     2,500                2,624,425
 Jacksonville, FL, Health Care Facilities, Industrial
  Development Rev. (Cypress Village), 7s, 2014          1,250                1,382,550
 Jacksonville, FL, Health Care Facilities, Industrial
  Development Rev. (National Benevolent), 6.4s, 2016    1,825                1,971,018
 Orange County, FL, Industrial Development Rev.
  (Friendly Village), 9.25s, 2012                         335                  343,429
 St. Petersburg, FL, Health Care Facilities Rev.
  (Swanholm Nursing), 10s, 2022                           480                  432,000
                                                                           -----------
                                                                           $ 8,238,132
--------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 2.3%
 Escambia County, FL, Pollution Control Rev.
  (Champion International), 6.95s, 2007                $1,000              $ 1,106,570
 Escambia County, FL, Pollution Control Rev.
  (Champion International), 6.85s, 2012                 1,000                1,103,340
                                                                           -----------
                                                                           $ 2,209,910
--------------------------------------------------------------------------------------
Insured Health Care Revenue - 10.5%
 Brevard County, FL, Health Care Facilities Rev.
  (Wuesthoff Memorial), MBIA, 6.5s, 2007               $1,000              $ 1,096,830
 Charlotte County, FL, Health Care Facilities Rev.
  (Bon Secours), FSA, 8.076s, 2027[dbldag][dbldag]      2,500                2,795,650
 Hillsborough County, FL, Industrial Development
  Rev. (University Hospital), MBIA, 6.5s, 2019          1,000                1,189,810
 Jacksonville, FL, Hospital Rev. (Baptist Medical),
  "A", MBIA, 7.3s, 2019                                 1,900                2,005,906
 Jacksonville, FL, Hospital Rev. (University
  Medical), CONNIE LEE, 6.6s, 2013                        500                  544,195
 Tallahassee, FL, Health Care Facilities Rev.
  (Memorial Regional Medical), MBIA, 6.625s, 2013       1,000                1,142,770
 Tampa, FL, Allegheny Health Care System (St.
  Joseph's), MBIA, 6.5s, 2023                           1,000                1,144,380
                                                                           -----------
                                                                           $ 9,919,541
--------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.9%
 Jacksonville, FL, Excise Tax Rev., FGIC, 0s, 2010     $1,000              $   538,280
 Jacksonville, FL, Excise Tax Rev., FGIC, 0s, 2011      1,000                  510,260
 Puerto Rico Highway & Transportation Authority,
  5.5s, 2008                                            1,000                1,044,810
Sales and Excise Tax Revenue - continued
 Puerto Rico Highway & Transportation Authority,
  MBIA, 5.5s, 2015                                      1,500                1,598,340
                                                                           -----------
                                                                           $ 3,691,690
--------------------------------------------------------------------------------------

18 - MFL

------------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                 (000 Omitted)           Value
------------------------------------------------------------------------------------
Single Family Housing Revenue - 0.8%
 Dade County, FL, Housing Finance Authority,
  Mortgage Rev., "D", FSA, 6.95s, 2012                       $  605      $   648,257
 Dade County, FL, Housing Finance Authority,
  Mortgage Rev., "E", FNMA, GNMA, 7s, 2024                       75           79,326
                                                                         -----------
                                                                         $   727,583
------------------------------------------------------------------------------------
Solid Waste Revenue - 0.5%
 Escambia County, FL, Utility Systems Rev., FSA,
  4.5s, 2018                                                 $  500      $   457,610
------------------------------------------------------------------------------------
Turnpike Revenue - 1.8%
 Florida Mid-Bay Bridge Authority Rev., AMBAC,
  0s, 2018                                                   $1,860      $   629,275
 Orlando & Orange County, FL, Expressway Florida
  LEVRRS., FGIC, 6.164s/6.314s, 2004[dbldag][dbldag]          1,000        1,082,370
                                                                         -----------
                                                                         $ 1,711,645
------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 6.6%
 Lee County, FL, Industrial Development Authority
  Rev. (Bonita Springs), MBIA, 6.05s, 2015                   $1,000      $ 1,085,050
 Miramar, FL, Wastewater Improvement Rev., FGIC,
  6.75s, 2016                                                 1,500        1,700,310
 Seminole, FL, Water & Sewer Improvement Rev.,
  MBIA, 6s, 2019                                              3,000        3,397,230
                                                                         -----------
                                                                         $ 6,182,590
------------------------------------------------------------------------------------
Other - 6.2%
 Dade County, FL, Solid Waste Authority Rev.,
  Special Obligation, AMBAC, 5.125s, 2010                    $1,250      $ 1,286,225
 Florida Department of Environmental Preservation
  Rev., MBIA, 5.5s, 2012                                      2,295        2,440,732
 Palm Beach County, FL, Criminal Justice Facilities,
  5.75s, 2013                                                 1,000        1,095,630
 Palm Beach County, FL, Solid Waste Authority
  Rev., Improvement Series "B", AMBAC,
  5.375s, 2011                                                1,000        1,038,310
                                                                         -----------
                                                                         $ 5,860,897
------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $84,560,484)                     $93,320,165
------------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.0%
------------------------------------------------------------------------------------
 Hillsborough County, FL, Pollution Control Rev.,
  due 4/01/98, at Identified Cost                            $  900      $   900,000
------------------------------------------------------------------------------------
Total Investments (Identified Cost, $85,460,484)                         $94,220,165
------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.2%                                        209,960
------------------------------------------------------------------------------------
Net assets - 100.0%                                                      $94,430,125
------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

Portfolio of Investments - March 31, 1998
MFS GEORGIA MUNICIPAL BOND FUND
Municipal Bonds - 97.3%

---------------------------------------------------------------------------------------
                                                       Principal Amount
Issuer                                                     (000 Omitted)          Value
---------------------------------------------------------------------------------------
General Obligation - 10.4%
 Dalton, GA, Development Authority Rev., MBIA,
  5.5s, 2017                                                     $1,000      $1,070,580
 Fulton County, GA, School District, 6.375s, 2010                 2,000       2,327,600
 Fulton County, GA, School District, 6.375s, 2012                 1,000       1,165,260
 Fulton County, GA, School District, 6.375s, 2016                 1,000       1,171,600
 State of Georgia, 6.25s, 2011                                    1,000       1,155,200
 Territory of Virgin Islands, 7.75s, 2006                           365         402,464
                                                                             ----------
                                                                             $7,292,704
---------------------------------------------------------------------------------------
State and Local Appropriation - 2.3%
 Fulton County, GA, Building Authority Rev.
  (Judicial Center), 0s, 2011                                    $3,000      $1,639,350
---------------------------------------------------------------------------------------
Refunded and Special Obligations - 8.6%
 Columbia County, GA, Water and Sewer Rev.,
  AMBAC, 6.9s, 2011                                              $1,000      $1,099,740
 DeKalb County, GA, 7.5s, 2000                                      780         840,731
 George L. Smith II/Georgia World Congress
  Center Authority (Domed Stadium Project),
  7.875s, 2020                                                    1,475       1,616,673
 Hogansville, GA, Combined Public Utility Systems
  Rev., 9s, 2000                                                  2,200       2,490,070
                                                                             ----------
                                                                             $6,047,214
---------------------------------------------------------------------------------------
Airport and Port Revenue - 13.8%
 Atlanta, GA, Airport Facilities Rev., 6.25s, 2021               $  500      $  527,695
 Atlanta, GA, Airport Facilities Rev., AMBAC,
  0s, 2010                                                        6,000       3,325,020
 Atlanta, GA, Airport Facilities Rev., MBIA, 0s, 2010             5,100       2,718,147
 Atlanta, GA, Special Purpose Facilities Rev. (Delta
  Airlines), 7.9s, 2018                                           1,000       1,067,810
 Clayton County, GA, Development Authority,
  Special Facilities Rev. (Delta Airlines), 7.625s, 2020            500         532,515
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                                     1,425       1,546,282
                                                                             ----------
                                                                             $9,717,469
---------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 12.6%
 Appling County, GA, Development Authority
  Pollution (Ogelthorpe Power Corp.), MBIA,
  7.15s, 2021                                                    $1,400      $1,583,526
 Georgia Municipal Electric Authority, Power Rev.,
  AMBAC, 5.5s, 2009                                               1,225       1,311,718
 Georgia Municipal Electric Authority, Power Rev.,
  AMBAC, 0s, 2013                                                 1,675         797,333
 Georgia Municipal Electric Authority, Power Rev.,
  MBIA, 0s, 2008                                                  2,500       1,595,750
 Georgia Municipal Electric Authority, Power Rev.,
  MBIA, 0s, 2009                                                  1,500         902,025
 Georgia Municipal Electric Authority, Power Rev.,
  MBIA, 6.5s, 2020                                                1,250       1,476,650
 Monroe County, GA, Development Authority,
  Pollution Control Rev. (Oglethorpe Power),
  6.8s, 2012                                                      1,000       1,187,060
                                                                             ----------
                                                                             $8,854,062
---------------------------------------------------------------------------------------
Health Care Revenue - 4.3%
 Richmond County, GA, Development Authority,
  Nursing Home Refunding (Beverly Enterprises),
  8.75s, 2011                                                    $1,190      $1,323,875
 Royston, GA, Hospital Authority Rev. (Cobb
  Health), 7.375s, 2014                                           1,565       1,672,813
                                                                             ----------
                                                                             $2,996,688
---------------------------------------------------------------------------------------

                                                                       19 - MGA

---------------------------------------------------------------------------------------------
                                                    Principal Amount
Issuer                                                  (000 Omitted)                   Value
---------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 18.6%
 Adel County, GA, Industrial Development
  Authority, Pollution Control Rev. (Weyerhaeuser
  Co.), AMBAC, 9s, 2006                                       $1,000              $ 1,011,280
 Cartersville, GA, Developement Authority Rev.,
  Water & Wastewater Facilities (Anheuser-Busch
  Cos., Inc.), 5.625s, 2009                                    1,500                1,615,470
 Cartersville, GA, Developement Authority Rev.,
  Water & Wastewater Facilities (Anheuser-Bush
  Cos., Inc.), 7.4s, 2010                                        500                  621,575
 Cartersville, GA, Developement Authority Rev.,
  Water & Wastewater Facilities (Anheuser-Busch
  Cos., Inc.), 6.75s, 2012                                     1,000                1,099,530
 Effingham County, GA, Development Authority,
  Pollution Control Rev. (Fort Howard Corp.),
  7.9s, 2005                                                   1,750                1,859,917
 Emanuel County, GA, Development Authority
  (Figgie Properties), 7.95s, 2004                               475                  478,881
 Savannah, GA, Economic Development Authority,
  Industrial Development Rev. (Hershey Foods
  Corp.), 6.6s, 2012                                           1,150                1,261,987
 Savannah, GA, Economic Development Authority,
  Industrial Development Rev. (Stone Container
  Corp.) 0s, 7.4s, 2026                                        1,750                1,948,450
 Savannah, GA, Economic Development Authority,
  Industrial Development Rev. (Union Camp Corp.),
  6.15s, 2017                                                  1,000                1,127,750
 Savannah, GA, Port Authority, Pollution Control
  Rev. (Union Carbide), 7.55s, 2004                            1,000                1,002,870
 Wayne County, GA, Solid Waste Rev.
  (ITT-Rayonier, Inc.), 8s, 2015                               1,000                1,087,200
                                                                                  -----------
                                                                                  $13,114,910
---------------------------------------------------------------------------------------------
Insured Health Care Revenue - 2.4%
 Albany-Dougherty County, Georgia Hospital
  Authority Rev. (Phoebe Putney Memorial
  Hospital, Inc.), CARS, AMBAC, 7.37s, 2013[dbldag][dbldag]   $1,550              $ 1,678,929
---------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 7.2%
 Cobb County, GA, Housing Authority Rev.
  (Signature Place Project), 6.875s, 2017                     $1,480              $ 1,568,593
 Hinesville, GA, Leased Housing Corp. Rev.
  (Baytree Apartments), FHA, 6.7s, 2017                          900                  964,791
 Marietta, GA, Development Authority Rev.
  (Southern Polytech), 6.25s, 2027                             1,000                1,012,250
 St. Mary's, GA (Cumberland Oaks Apartments),
  FNMA, 7.375s, 2022                                           1,470                1,559,390
                                                                                  -----------
                                                                                  $ 5,105,024
---------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.5%
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2036                                            $1,000              $ 1,042,160
---------------------------------------------------------------------------------------------
Single Family Housing Revenue - 2.6%
 DeKalb County, GA, Housing Authority, Single
  Family Mortgage Rev., GNMA, 7.75s, 2022                     $  495              $   519,121
 Georgia Housing & Finance Authority, 0s, 2031                 6,825                  604,900
 Georgia Residential Finance Authority Rev., FHA,
  8s, 2020                                                       335                  352,544
 Georgia Residential Finance Authority Rev., FHA,
  7.25s, 2021                                                    335                  360,896
                                                                                  -----------
                                                                                  $ 1,837,461

Municipal Bonds - continued

---------------------------------------------------------------------------------------------
                                                    Principal Amount
Issuer                                                  (000 Omitted)                   Value
---------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 13.0%
 Barnesville, GA, Water and Sewer Rev., 6.9s, 2022            $1,715              $ 1,864,342
 Brunswick, GA, Water and Sewer Rev., MBIA,
  6.1s, 2014                                                   1,000                1,140,780
 Cartersville, GA, Water and Sewer Rev., AMBAC,
  7.2s, 2012                                                   2,225                2,417,040
 Fulton County, GA, Water and Sewer Rev., FGIC,
  6.375s, 2014                                                 3,250                3,744,065
                                                                                  -----------
                                                                                  $ 9,166,227
---------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $61,422,969)                              $68,492,198
---------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.0%
---------------------------------------------------------------------------------------------
 Burke County, GA, Development Authority,
  Pollution Control Rev., (Daily Georgia Power Co.),
  due 04/01/98                                                $  600              $   600,000
 Georgia Hospital Financing Authority Revenue,
  due 04/01/98                                                   110                  110,000
---------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                              $   710,000
---------------------------------------------------------------------------------------------
Short-Term Obligations - 0.1%
---------------------------------------------------------------------------------------------
 Burke County, GA, Development Authority,
  Pollution Control Rev., (Georgia Power Co.), due
  04/01/98, at Identified Cost                                $  100              $   100,000
---------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $62,232,969)                                  $69,302,198
Other Assets, Less Liabilities - 1.6%                                               1,114,478
---------------------------------------------------------------------------------------------
Net assets - 100.0%                                                               $70,416,676
---------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

20 - MGA

Portfolio of Investments - March 31, 1998

MFS MARYLAND MUNICIPAL BOND FUND
Municipal Bonds - 94.8%

---------------------------------------------------------------------------------------
                                              Principal Amount
Issuer                                            (000 Omitted)                   Value
---------------------------------------------------------------------------------------
General Obligation - 13.4%
 Anne Arundel County, MD, 4.9s, 2011                    $1,005              $ 1,011,472
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.3s, 2009                                         700                  735,539
 Baltimore, MD, Consolidated Public Improvement,
  MBIA, 7s, 2009                                         1,000                1,210,670
 Baltimore, MD, Consolidated Public Improvement,
  7.15s, 2009                                            2,120                2,601,240
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.3s, 2010                                         815                  855,147
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.375s, 2011                                       900                  951,768
 Baltimore, MD, Consolidated Public Improvement,
  FGIC, 5.375s, 2013                                       770                  821,467
 Commonwealth of Puerto Rico, 6.5s, 2023                 2,000                2,279,260
 Howard County, MD, Metropolitan District,
  0s, 2008                                               1,975                1,231,333
 Montgomery County, MD, Public Improvement,
  0s, 2009                                               4,000                2,391,000
 Prince George's County, MD, 0s, 2007                    5,110                3,331,516
 State of Maryland, 9s, 1999                               350                  375,154
 Washington, MD, Suburban Sanitation District,
  6.1s, 2015                                             1,070                1,162,619
 Washington, MD, Suburban Sanitation District,
  5.25s, 2016                                              865                  873,624
                                                                            -----------
                                                                            $19,831,809
---------------------------------------------------------------------------------------
State and Local Appropriation - 14.4%
 Calvert County, MD, Community Lease Rev.,
  7.2s, 2010                                            $  750              $   809,625
 Howard County, MD, Certificates of Participation,
  8.15s, 2021                                              450                  636,538
 Howard County, MD, Certificates of Participation,
  "A", 8s, 2019                                            805                1,112,156
 Howard County, MD, Certificates of Participation,
  "B", 8s, 2019                                            385                  531,901
 Howard County, MD, Certificates of Participation,
  "C", 8s, 2019                                            680                  939,461
 Maryland Stadium Authority, Sports Facilities
  Leasing Rev., AMBAC, 5.875s, 2012                      1,000                1,075,980
 Maryland Stadium Authority, Sports Facilities
  Leasing Rev., 7.6s, 2019                               2,580                2,765,450
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2005                          2,495                1,818,655
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2006                          2,490                1,723,777
 Prince George's County, MD, Certificates of
  Participation, MBIA, 0s, 2011                          3,675                1,943,781
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2004                    980                  748,387
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2006                  1,800                1,246,104
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2009                  1,500                  887,895
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2010                  2,730                1,533,250
 Prince George's County, MD, Industrial
  Development Authority, MBIA, 0s, 2011                  1,000                  528,920
 Puerto Rico Public Buildings Authority, AMBAC,
  5s, 2027                                               3,000                2,906,310
                                                                            -----------
                                                                            $21,208,190
---------------------------------------------------------------------------------------
Refunded and Special Obligations - 10.5%
 Baltimore, MD, Water Utility Rev., MBIA, 6.5s, 2000    $  540              $   568,658
 Commonwealth of Puerto Rico, Public
  Improvement Rev., 6.8s, 2002                           1,500                1,678,230

Municipal Bonds - continued

---------------------------------------------------------------------------------------
                                              Principal Amount
Issuer                                            (000 Omitted)                   Value
---------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 Maryland Health & Higher Education Facilities
  Authority Rev. (Good Samaritan Hospital),
  5.7s, 2009                                            $1,085              $ 1,188,780
 Maryland Health & Higher Education Facilities
  Authority Rev. (Kennedy Institute), 6.75s, 2001          500                  539,040
 Maryland Health & Higher Education Facilities
  Authority Rev. (Sinai Hospital/Baltimore), 7s, 2000    2,000                2,164,000
 Maryland Health & Higher Education Facilities
  Authority Rev. (University of Maryland Medical
  System), FGIC, 6.5s, 2001                              1,000                1,072,130
 Maryland Health & Higher Education Facilities
  Authority Rev. (University of Maryland Medical
  System), FGIC, 7s, 2001                                1,840                2,032,648
 Morgan, MD, State University Academic &
  Auxiliary Facilities & Fees Rev., MBIA, 0s, 2006       1,135                  787,543
 Morgan, MD, State University Academic &
  Auxiliary Facilities & Fees Rev., MBIA, 0s, 2008       1,400                  871,570
 Prince George's County, MD, Hospital Rev.
  (Dimensions Health), 7.25s, 2002                       2,000                2,272,420
 Puerto Rico Electric Power Authority Rev.,
  7s, 2001                                               1,000                1,107,930
 Washington, MD, Suburban Sanitation District,
  6.9s, 2001                                             1,045                1,149,228
                                                                            -----------
                                                                            $15,432,177
---------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 1.9%
 Prince George's County, MD (Potomac Electric),
  5.75s, 2010                                           $2,000              $ 2,180,120
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  10.25s, 2009                                             500                  691,455
                                                                            -----------
                                                                            $ 2,871,575
---------------------------------------------------------------------------------------
Health Care Revenue - 11.3%
 Berlin, MD, Hospital Rev. (Atlantic General
  Hospital), 8.375s, 2022                               $1,345              $ 1,434,429
 Maryland Health & Higher Education Facilities
  Authority Rev. (Bradford Oaks Nursing &
  Rehabilation, Center), 6.375s, 2027                    1,500                1,536,555
 Maryland Health & Higher Education Facilities
  Authority Rev. (Doctors Community Hospital),
  5.5s, 2024                                             2,000                2,004,740
 Maryland Health & Higher Education Facilities
  Authority Rev. (Johns Hopkins Hospital), 0s, 2010      2,000                1,107,080
 Maryland Health & Higher Education Facilities
  Authority Rev. (Medlantic Hospital Care Corp.),
  8.375s, 2014                                           3,440                3,472,886
 Maryland Health & Higher Educational Facilities
  Authority Rev. (Howard County General
  Hospital), 5.5s, 2021                                  4,000                4,020,720
 Prince George's County, MD, Hospital Rev.
  (Greater Southeast), 6.375s, 2023                      2,900                3,035,778
                                                                            -----------
                                                                            $16,612,188
---------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 2.3%
 Baltimore, MD, Port Facilities Rev. (duPont (E.I.)
  de Nemours), 6.5s, 2011                               $1,500              $ 1,643,325
 Cecil County, MD, Commissioners Industrial
  Development Revenue Board, 5.25s, 2006                 1,000                1,054,290
 Upper Potomac, MD, River Commission, Pollution
  Control Rev. (Westvaco), 10.5s, 2004                     150                  151,980
 Upper Potomac, MD, River Commission, Pollution
  Control Rev. (Westvaco), 9.125s, 2015                    500                  509,300
                                                                            -----------
                                                                            $ 3,358,895
---------------------------------------------------------------------------------------

                                                                       21 - MMD

---------------------------------------------------------------------------------------------
                                               Principal Amount
Issuer                                             (000 Omitted)                        Value
---------------------------------------------------------------------------------------------
Insured Health Care Revenue - 5.7%
 Maryland Health & Higher Education Facilities
  Authority Rev. (Frederick Memorial Hospital),
  FGIC, 5.25s, 2013                                       $4,550                 $  4,755,979
 Maryland Health & Higher Education Facilities
  Authority Rev. (Mercy Medical Center), FSA,
  5.625s, 2017                                             1,800                    1,891,350
 Maryland Industrial Development Finance
  Authority, Economic Development Rev. (Bon
  Secours), FSA, 7.924s, 2022[dbldag][dbldag]              1,400                    1,689,506
                                                                                 ------------
                                                                                 $  8,336,835
---------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.4%
 Baltimore, MD, City Housing, 7.75s, 2009                 $  930                 $    953,250
 Baltimore, MD, City Housing, 7.25s, 2023                  1,210                    1,253,088
 Maryland Community Development Administration,
  7.375s, 2021                                               330                      352,849
 Maryland Community Development Administration,
  8.4s, 2029                                               1,320                    1,336,500
 Maryland Community Development Administration,
  0s, 2032                                                11,605                      856,565
 Maryland Community Development Administration,
  7.8s, 2032                                               1,190                    1,267,553
 Montgomery County, MD, Housing Opportunities
  Commission, 7.375s, 2032                                   510                      541,849
                                                                                 ------------
                                                                                 $  6,561,654
---------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.5%
 Puerto Rico Commonwealth Highway &
  Transportation Authority, Highway Rev., FSA,
  5.5s, 2013                                              $1,850                 $  1,978,113
 Puerto Rico Highway & Transportation Authority
  Rev., 6.625s, 2012                                       1,000                    1,100,920
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2013                                         2,000                    2,131,800
                                                                                 ------------
                                                                                 $  5,210,833
---------------------------------------------------------------------------------------------
Single Family Housing Revenue - 4.8%
 Maryland Community Development Administration,
  7.7s, 2015                                              $  580                 $    610,821
 Maryland Community Development Administration,
  5.875s, 2016                                             2,000                    2,108,240
 Maryland Community Development Administration,
  8.25s, 2017                                                240                      246,435
 Maryland Community Development Administration,
  6.75s, 2026                                              2,250                    2,429,640
 Maryland Community Development Administration,
  7.625s, 2029                                               860                      888,492
 Maryland Community Development Administration,
  7.85s, 2029                                                390                      409,402
 Montgomery County, MD, Housing Opportunities
  Commission, 7.5s, 2017                                     365                      384,728
                                                                                 ------------
                                                                                 $  7,077,758
---------------------------------------------------------------------------------------------
Solid Waste Revenue - 5.4%
 Northeast Maryland, Waste Disposal Authority
  (Montgomery County), 6s, 2006                           $1,000                 $  1,085,960
 Northeast Maryland, Waste Disposal Authority
  (Montgomery County), MBIA, 6.3s, 2016                    2,000                    2,154,520
 Northeast Maryland Waste Disposal Authority
  (Southwest County Resource Recovery), MBIA,
  7.2s, 2005                                               1,000                    1,158,320

Municipal Bonds - continued

---------------------------------------------------------------------------------------------
                                                Principal Amount
Issuer                                              (000 Omitted)                       Value
---------------------------------------------------------------------------------------------
 Prince George's County, MD (Solid Waste
  Management), FSA, 5.25s, 2013                           $3,500                 $  3,568,915
                                                                                 ------------
                                                                                 $  7,967,715
---------------------------------------------------------------------------------------------
Universities - 7.6%
 Maryland Health & Higher Education Facilities
  Authority Rev. (John Hopkins University),
  5.625s, 2027                                            $1,400                 $  1,468,992
 Maryland Health & Higher Education Facilities
  Authority Rev. (Loyola College), MBIA, 5.5s, 2016        3,000                    3,142,560
 Maryland Health & Higher Education Facilities
  Authority Rev. (Mount St. Mary's College),
  6.5s, 2009                                                 669                      715,380
 Maryland Health & Higher Educational Facilities
  Authority Rev. (John Hopkins), 5.125s, 2020[sec][sec]    3,500                    3,479,210
 Morgan, MD, State University, Academic &
  Auxiliary Facilities Rev., MBIA, 6.05s, 2015             1,500                    1,689,735
 University of Maryland, Auxillary Facilities &
  Tuition Rev., 0s, 2004                                   1,000                      762,650
                                                                                 ------------
                                                                                 $ 11,258,527
---------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.6%
 Baltimore, MD, Wastewater Rev., FGIC, 6s, 2015           $1,000                 $  1,120,740
 Baltimore, MD, Wastewater Rev., MBIA,
  5.65s, 2020                                              2,000                    2,156,880
 Baltimore, MD, Wastewater Rev., MBIA,
  7.37s, 2020[dbldag][dbldag]                              3,000                    3,455,460
                                                                                 ------------
                                                                                 $  6,733,080
---------------------------------------------------------------------------------------------
Other - 5.0%
 Baltimore County, MD, 5.375s, 2013                       $1,600                 $  1,634,928
 Maryland Industrial Development Finance
  Authority (American Center for Physics),
  6.625s, 2017                                             1,500                    1,626,180
 Maryland Industrial Development Finance
  Authority (YMCA/Baltimore), 8s, 2012                     2,825                    3,238,297
 Maryland Industrial Development Finance
  Authority (YMCA/Baltimore), 8.25s, 2012                    865                      932,150
                                                                                 ------------
                                                                                 $  7,431,555
---------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $126,875,737)                            $139,892,791
---------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 5.4%
---------------------------------------------------------------------------------------------
 Bartow County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power), due
  4/01/98                                                 $1,800                 $  1,800,000
 Burke County, GA, Development Authority,
  Pollution Control Rev. (Vogtle), due 4/01/98             1,500                    1,500,000
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 4/01/98                                   2,500                    2,500,000
 Hillsborough County, FL, Pollution Control Rev.,
  due 4/01/98                                                100                      100,000
 Lubbock, TX, Health Facilities Development Corp.
  Rev. (St. Joseph's), due 4/01/98                         2,100                    2,100,000
---------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                             $  8,000,000
---------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $134,875,737)                                $147,892,791
Other Assets, Less Liabilities - (0.2)%                                              (253,176)
---------------------------------------------------------------------------------------------
Net assets - 100.0%                                                              $147,639,615
---------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


22 - MMD

Portfolio of Investments - March 31, 1998

MFS MASSACHUSETTS MUNICIPAL BOND FUND

Municipal Bonds - 96.7%

-----------------------------------------------------------------------------------
                                          Principal Amount
Issuer                                        (000 Omitted)                   Value
-----------------------------------------------------------------------------------
General Obligation - 15.2%
 Belmont, MA, 5s, 2015                              $2,165              $ 2,178,791
 Commonwealth of Massachusetts, 0s, 2004            10,000                7,461,000
 Commonwealth of Massachusetts, 0s, 2005             2,000                1,438,900
 Commonwealth of Massachusetts, 0s, 2005             2,000                1,417,580
 Commonwealth of Massachusetts, 5s, 2017             1,800                1,758,348
 Commonwealth of Massachusetts, AMBAC,
  6.75s, 2009                                        2,500                2,747,625
 Commonwealth of Massachusetts, AMBAC,
  5.75s, 2010                                        3,000                3,285,270
 Commonwealth of Massachusetts, FGIC, 0s, 2006       4,000                2,779,040
 Commonwealth of Massachusetts, FGIC, 7s, 2009       1,250                1,504,500
 Commonwealth of Massachusetts, FGIC,
  5.75s, 2011                                        3,000                3,277,320
 Commonwealth of Massachusetts, MBIA,
  7.5s, 2004                                         2,850                3,341,967
 Gloucester, MA, AMBAC, 7s, 2009                       225                  244,179
 Gloucester, MA, AMBAC, 7s, 2010                       215                  233,582
 Holyoke, MA, 8s, 2001                                 490                  524,021
 Lawrence, MA, AMBAC, 9.75s, 2002                      600                  716,880
 Lowell, MA, 8.4s, 2009                              1,000                1,126,390
 Mashpee MA, MBIA, 6.25s, 2008                       1,530                1,742,655
 North Attleborough, MA, AMBAC, 5s, 2013             2,240                2,257,741
 Northbridge, MA, 7.6s, 2001                           325                  356,099
 Princeton, MA, AMBAC, 7.25s, 2009                     490                  529,484
                                                                        -----------
                                                                        $38,921,372
-----------------------------------------------------------------------------------
State and Local Appropriation - 7.3%
 Massachusetts Bay Transportation Authority,
  7s, 2021                                          $5,000              $ 6,205,850
 Massachusetts Bay Transportation Authority
  (General Transportation), 6.2s, 2016              10,400               11,851,736
 Massachusetts Industrial Finance Agency (Vinfen
  Corporation), 7.1s, 2018                             675                  735,817
                                                                        -----------
                                                                        $18,793,403
-----------------------------------------------------------------------------------
Refunded and Special Obligations - 18.7%
 Haverhill, MA, FGIC, 7s, 2002                      $1,250              $ 1,406,950
 Holyoke, MA, MBIA, 8s, 2001                         1,700                1,896,775
 Holyoke, MA, MBIA, 8.1s, 2002                         500                  587,980
 Lowell, MA, 7.625s, 2001                            4,875                5,465,119
 Massachusetts Federally Assisted Housing,
  0s, 2023                                           4,995                1,111,987
 Massachusetts Health & Education Facilities
  Authority (Brigham & Women's Hospital), MBIA,
  6.75s, 2001                                        2,900                3,181,822
 Massachusetts Health & Education Facilities
  Authority (Charlton Memorial Hospital),
  7.25s, 2001                                        1,700                1,888,037
 Massachusetts Health & Education Facilities
  Authority (Suffolk University), 8s, 2000           1,750                1,920,695
 Massachusetts Health & Education Facilities
  Authority (Fairview Extended Care Facility),
  10.25s, 2001                                       2,000                2,363,840
 Massachusetts Health & Education Facilities
  Authority (New England Deaconess Hospital),
  6.875s, 2002                                       5,600                6,251,448
 Massachusetts Health & Education Facilities
  Authority (New England Deaconess Hospital),
  7.2s, 2001                                         2,500                2,760,575
 Massachusetts Health & Education Facilities
  Authority (Newton-Wellesley Hospital), 8s, 2001    1,710                1,886,557

Municipal Bonds - continued

-----------------------------------------------------------------------------------
                                          Principal Amount
Issuer                                        (000 Omitted)                   Value
-----------------------------------------------------------------------------------
 Massachusetts Industrial Finance Agency, Tunnel
  Rev. (Mass. Turnpike), 9s, 2000                   $8,020              $ 9,077,437
Refunded and Special Obligations - continued
 Massachusetts Industrial Finance Agency (Cape
  Cod Health System), 8.5s, 2000                       500                  563,680
 Massachusetts Industrial Finance Agency (Dexter
  School), 7.5s, 2001                                1,655                1,845,275
 Massachusetts Industrial Finance Agency (Dexter
  School), 7.5s, 2001                                2,900                3,233,413
 Massachusetts Port Authority, 12.75s, 2002            485                  590,488
 Massachusetts Port Authority Rev., ETM,
  13s, 2013                                            780                1,327,677
 Palmer, MA, AMBAC, 7.7s, 2000                         500                  551,930
                                                                        -----------
                                                                        $47,911,685
-----------------------------------------------------------------------------------
Airport and Port Revenue - 6.7%
 Massachusetts Port Authority (USAIR), MBIA,
  5.625s, 2011                                      $2,140              $ 2,257,186
 Massachusetts Port Authority, 5.75s, 2010             500                  549,750
 Massachusetts Port Authority, 5s, 2015              5,600                5,491,024
 Massachusetts Port Authority, FGIC, 7.5s, 2020      1,060                1,154,584
 Massachusetts Port Authority, 7.5s, 2020            3,440                3,729,889
 Puerto Rico Ports Authority (American Airlines),
  6.3s, 2023                                         2,370                2,532,132
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                        1,500                1,627,665
                                                                        -----------
                                                                        $17,342,230
-----------------------------------------------------------------------------------
Health Care Revenue - 10.2%
 Boston, MA, Industrial Development Finance
  Authority Rev. (Stonehedge Convalescent
  Center), 10.75s, 2011                             $  665              $   706,183
 Massachusetts Health & Education Facilities
  Authority (Dana Farber Cancer Institute),
  6.25s, 2022                                        1,000                1,084,440
 Massachusetts Health & Education Facilities
  Authority (Beth Israel Hospital), 7s, 2014         3,000                3,151,860
 Massachusetts Health & Education Facilities
  Authority (Children's Hospital), 6.125s, 2012      2,285                2,446,869
 Massachusetts Health & Education Facilities
  Authority (Massachusetts Eye & Ear Infirmary),
  7.375s, 2011                                       3,000                3,189,210
 Massachusetts Health & Education Facilities
  Authority (North Adams Regional Hospital),
  6.625s, 2018                                       1,000                1,072,430
 Massachusetts Health & Educational Facilities
  Authority (Milford-Whitinsville Regional),
  5.25s, 2018                                        1,000                  967,140
 Massachusetts Industrial Finance Agency
  (Beverly Enterprises), 8.375s, 2009                4,040                4,493,854
 Massachusetts Industrial Finance Agency
  (Evanswood), 7.625s, 2014                          1,200                1,281,660
 Massachusetts Industrial Finance Agency
  (Martha's Vineyard Long-Term Care Facility),
  9.25s, 2022**[dbldag]                              3,000                  771,000
 Massachusetts Industrial Finance Agency
  (Massachusetts Biomedical Research), 0s, 2004      5,000                3,780,650
 Massachusetts Industrial Finance Agency
  (Massachusetts Biomedical Research), 0s, 2010      5,300                2,845,517
 Massachusetts Industrial Finance Agency
  (Needham/Hamilton House), 11s, 2010                  500                  520,560
                                                                        -----------
                                                                        $26,311,373
-----------------------------------------------------------------------------------

                                                                       23 - MMA

------------------------------------------------------------------------------------
                                           Principal Amount
Issuer                                         (000 Omitted)                   Value
------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 0.8%
 Massachusetts Industrial Finance Agency (Welch
  Foods Inc.), 5.6s, 2017                           $ 1,700             $  1,724,140
 Springfield, MA, Industrial Development Finance
  Agency (Terminal Building), 10s, 2001                 315                  323,141
                                                                        ------------
                                                                        $  2,047,281
------------------------------------------------------------------------------------
Insured Health Care Revenue - 4.6%
 Boston, MA, Industrial Development Finance
  Authority Rev., (Alzheimers Center), FHA,
  5.5s, 2012                                        $   750             $    777,518
 Massachusetts Health & Education Facilities
  Authority (Beth Israel Hospital), AMBAC,
  8.522s, 2025[dbldag][dbldag]                        5,000                5,628,800
 Massachusetts Health & Education Facility
  Authority (Newton Wellesley College), MBIA,
  6.125s, 2015                                        1,000                1,095,350
 Massachusetts Health & Education Facility
  Authority(Partners Healthcare), MBIA,
  5.375s, 2018                                        2,000                2,014,960
 Massachusetts Health & Educational Facilities
  Authority (Hallmark Health System), FSA,
  5s, 2027                                            2,500                2,385,800
                                                                        ------------
                                                                        $ 11,902,428
------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.1%
 Massachusetts Housing Finance Agency,
  8.4s, 2021                                        $ 2,190             $  2,250,838
 Massachusetts Housing Finance Agency,
  8.2s, 2027                                            720                  749,945
 Massachusetts Housing Finance Agency, FHA,
  8.8s, 2021                                          1,995                2,012,456
 Massachusetts Housing Finance Agency, FNMA,
  6.9s, 2025                                          1,700                1,838,635
 Somerville, MA, Housing Authority Rev.
  (Clarendon Hill), GNMA, 7.85s, 2010                   955                1,011,699
                                                                        ------------
                                                                        $  7,863,573
------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.9%
 Commonwealth of Massachusetts (Spot
  Obligation Revenue), 5s, 2017                     $ 4,000             $  3,907,880
 Puerto Rico Highway & Transportation Authority
  Rev., 5.5s, 2036                                    1,000                1,042,160
                                                                        ------------
                                                                        $  4,950,040
------------------------------------------------------------------------------------
Single Family Housing Revenue - 3.3%
 Massachusetts Housing Finance Agency,
  8.1s, 2020                                        $ 2,270             $  2,323,799
 Massachusetts Housing Finance Agency,
  8.1s, 2021                                          2,000                2,071,380
 Massachusetts Housing Finance Agency,
  7.95s, 2023                                           820                  871,094
 Massachusetts Industrial Finance Agency, MBIA,
  6.35s, 2022                                         3,000                3,208,020
                                                                        ------------
                                                                        $  8,474,293
------------------------------------------------------------------------------------
Student Loan Revenue
 Massachusetts Education Loan Authority, 9s, 2001   $     5             $      5,022
------------------------------------------------------------------------------------
Turnpike Revenue - 1.9%
 Massachusetts Turnpike Authority, MBIA, 0s, 2018   $10,000             $  3,630,600
 Massachusetts Turnpike Authority, Metropolitan
  Highway System Rev., MBIA, 0s, 2019                 3,500                1,202,250
                                                                        ------------
                                                                        $  4,832,850
------------------------------------------------------------------------------------

Municipal Bonds - continued

------------------------------------------------------------------------------------
                                           Principal Amount
Issuer                                         (000 Omitted)                   Value
------------------------------------------------------------------------------------
Universities - 10.3%
 Massachusetts Health & Education Facility
  Authority (Boston College), 5.25s, 2018           $ 3,500             $  3,514,000
 Massachusetts Health & Education Facility
  Authority (Wheaton College), 5.25s, 2019            1,000                1,005,980
 Massachusetts Health & Education Facilities
  Authority (Boston College), 5.25s, 2023             4,350                4,308,196
 Massachusetts Health & Education Facilities
  Authority (Boston University), MBIA, 9.477s,
  2031[dbldag][dbldag]                                5,000                5,895,650
 Massachusetts Industrial Finance Agency
  (Babson College), 5.25s, 2027                       3,000                2,987,280
 Massachusetts Industrial Finance Agency (Curry
  College), 8s, 2010                                    560                  583,134
 Massachusetts Industrial Finance Agency (Curry
  College), 8s, 2014                                  1,885                1,986,036
 Massachusetts Industrial Finance Agency
  (Emerson College), 8.9s, 2018                       1,000                1,102,060
 Massachusetts Industrial Finance Agency (Lesley
  College), 6.3s, 2025                                2,000                2,193,220
 Massachusetts Industrial Finance Agency
  (Brandeis University), MBIA, 0s, 2004               1,000                  754,440
 Massachusetts Industrial Finance Agency
  (Brandeis University), MBIA, 0s, 2005               1,000                  717,250
 Massachusetts Industrial Finance Agency
  (Brandeis University), MBIA, 0s, 2009               1,000                  585,010
 Massachusetts Industrial Finance Agency
  (Brandeis University), MBIA, 0s, 2010               1,000                  551,610
 Massachusetts Industrial Finance Agency
  (Brandeis University), MBIA, 0s, 2011                 500                  259,545
                                                                        ------------
                                                                        $ 26,443,411
------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 8.7%
 Massachusetts Water Resources Authority,
  MBIA, 0s, 2006                                    $ 2,500             $  1,747,100
 Massachusetts Water Resources Authority, FSA,
  5.5s, 2016                                          1,000                1,061,940
 Massachusetts Water Resources Authority,
  6.5s, 2019                                          8,470               10,288,170
 Massachusetts Water Resources Authority,
  AMBAC, 5.25s, 2015                                  5,000                5,186,600
 Massachusetts Water Resources Authority,
  MBIA, 5.25s, 2020                                   4,000                4,000,200
                                                                        ------------
                                                                        $ 22,284,010
------------------------------------------------------------------------------------
Other - 4.0%
 Martha's Vineyard, MA, Land Bank (Land
  Acquisition), 8.125s, 2011                        $ 3,600             $  3,913,920
 Massachusetts Health & Education Facilities
  Authority (Learning Center for Deaf Children),
  9.25s, 2014                                         2,250                2,395,958
 Massachusetts Health & Education Facilities
  Authority (Learning Center for Deaf Children),
  8s, 2020                                            1,500                1,565,775
 Massachusetts Industrial Finance Agency
  (Concord Academy), 5.5s, 2027                       1,000                1,004,590
 Nantucket Island, MA, Land Bank, 7.75s, 2020         1,200                1,335,612
                                                                        ------------
                                                                        $ 10,215,855
------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $227,046,978)                   $248,298,826
------------------------------------------------------------------------------------

24 - MMA

Floating Rate Demand Notes - 1.5%

------------------------------------------------------------------------------------
                                           Principal Amount
Issuer                                         (000 Omitted)                   Value
------------------------------------------------------------------------------------
Massachusetts Port Authority Rev., due 04/01/98     $  400                $  400,000
Massachusetts State Health & Education Facility,
 Variable Rate-Cap Assets Prog-Ser D, due
 04/01/98                                            3,400                 3,400,000
------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                      $3,800,000
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                           Principal Amount
Issuer                                         (000 Omitted)                   Value
------------------------------------------------------------------------------------
Total Investments (Identified Cost, $230,846,978)                       $252,098,826
Other Assets, Less Liabilities - 1.8%                                      4,512,624
------------------------------------------------------------------------------------
Net assets - 100.0%                                                     $256,611,450
------------------------------------------------------------------------------------

Portfolio Footnotes:
        [dbldag] Security valued by or at the direction of the Trustees.
[dbldag][dbldag] Inverse floating rate security.
      [sec][sec] When-issued security. At March 31, 1998, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.
            ###  Security segregated as collateral for an open futures contract.
             **  Non-income producing security in default.

See notes to financial statements


                                                                        25 - MMA

Financial Statements

Statements of Assets and Liabilities

----------------------------------------------------------------------------------------------------------------------------
                                                                                 Alabama          Arkansas        California
March 31, 1998                                                                      Fund              Fund              Fund
----------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                           $ 76,841,879      $128,594,066      $238,723,866
  Unrealized appreciation                                                      6,645,072        11,400,580        23,563,515
                                                                            ------------      ------------      ------------
    Total investments, at value                                             $ 83,486,951      $139,994,646      $262,287,381
 Cash                                                                             46,157            31,674            68,664
 Receivable for daily variation margin on open futures contracts                  13,125                --                --
 Receivable for Fund shares sold                                                  44,635           224,858         1,453,827
 Receivable for investments sold                                                  80,000            14,344         4,528,400
 Interest receivable                                                           1,258,107         1,858,466         3,352,576
 Other assets                                                                        752             1,402             2,539
                                                                            ------------      ------------      ------------
    Total assets                                                            $ 84,929,727      $142,125,390      $271,693,387
                                                                            ------------      ------------      ------------
Liabilities:
 Distributions payable                                                      $    205,936      $    304,367      $    622,639
 Payable for Fund shares reacquired                                               64,670           281,698           310,736
 Payable for when-issued investments purchased                                   967,430                --                --
 Payable to affiliates -
  Management fee                                                                   3,071             5,201             8,806
  Shareholder servicing agent fee                                                    768             1,299             2,479
  Distribution and service fee                                                     2,200             4,008             6,964
  Administrative fee                                                                 102               173               400
 Accrued expenses and other liabilities                                           73,550            86,319           134,744
                                                                            ------------      ------------      ------------
    Total liabilities                                                       $  1,317,727      $    683,065      $  1,086,768
                                                                            ------------      ------------      ------------
Net assets                                                                  $ 83,612,000      $141,442,325      $270,606,619
                                                                            ------------      ------------      ------------
Net assets consist of:
 Paid-in capital                                                            $ 76,550,925      $137,493,426      $255,829,583
 Unrealized appreciation on investments and futures                            6,647,687        11,400,580        23,563,515
 Accumulated undistributed net realized
  gain (loss) on investments                                                     226,200        (7,292,351)       (8,488,226)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                          187,188          (159,330)         (298,253)
                                                                            ------------      ------------      ------------
    Total                                                                   $ 83,612,000      $141,442,325      $270,606,619
                                                                            ------------      ------------      ------------
Shares of beneficial interest outstanding:
 Class A                                                                       6,993,187        13,164,767        38,343,376
 Class B                                                                         747,341           723,825         7,548,679
 Class C                                                                              --                --           756,445
                                                                            ------------      ------------      ------------
    Total shares of beneficial interest outstanding                            7,740,528        13,888,592        46,648,500
                                                                            ------------      ------------      ------------
Net assets:
 Class A                                                                    $ 75,537,546      $134,072,147      $222,421,244
 Class B                                                                       8,074,454         7,370,178        43,789,768
 Class C                                                                              --                --         4,395,607
                                                                            ------------      ------------      ------------
    Total net assets                                                        $ 83,612,000      $141,442,325      $270,606,619
                                                                            ------------      ------------      ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)       $      10.80      $      10.18      $       5.80
                                                                            ------------      ------------      ------------
 Offering price per share (100 [divided by] 95.25 of NAV per share)         $      11.34      $      10.69      $       6.09
                                                                            ------------      ------------      ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)       $      10.80      $      10.18      $       5.80
                                                                            ------------      ------------      ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)                 --                --      $       5.81
                                                                            ------------      ------------      ------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

-------------------------------------------------------------------------------------------------------------------------------
                                                                    Florida        Georgia         Maryland       Massachusetts
March 31, 1998                                                         Fund           Fund             Fund                Fund
-------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                              $ 85,460,484   $ 62,232,969      $134,875,737     $230,846,978
  Unrealized appreciation                                         8,759,681      7,069,229        13,017,054       21,251,848
                                                               ------------   ------------      ------------     ------------
    Total investments, at value                                $ 94,220,165   $ 69,302,198      $147,892,791     $252,098,826
 Cash                                                                16,094        138,303            37,901           41,184
 Receivable for Fund shares sold                                    105,562         93,778           148,546        1,220,348
 Receivable for investments sold                                         --         20,001         1,540,000          300,000
 Interest receivable                                              1,638,798      1,098,802         2,010,694        3,767,737
 Other assets                                                        13,195            638             1,302            2,288
                                                               ------------   ------------      ------------     ------------
    Total assets                                               $ 95,993,814   $ 70,653,720      $151,631,234     $257,430,383
                                                               ------------   ------------      ------------     ------------
Liabilities:
 Cash overdraft                                                $    963,261   $         --      $         --     $         --
 Distributions payable                                              234,622        141,501           276,729          557,703
 Payable for Fund shares reacquired                                 287,223         11,641           228,156          122,317
 Payable for when-issued investments purchased                           --             --         3,389,365               --
 Payable to affiliates -
  Management fee                                                      3,480          2,586             5,430            9,427
  Shareholder servicing agent fee                                       870            646             1,358            2,357
  Distribution and service fee                                        2,969          2,103             5,368            8,315
  Administrative fee                                                    116             86               181              314
 Accrued expenses and other liabilities                              71,148         78,481            85,032          118,500
                                                               ------------   ------------      ------------     ------------
    Total liabilities                                          $  1,563,689   $    237,044      $  3,991,619     $    818,933
                                                               ------------   ------------      ------------     ------------
Net assets                                                     $ 94,430,125   $ 70,416,676      $147,639,615     $256,611,450
                                                               ------------   ------------      ------------     ------------
Net assets consist of:
 Paid-in capital                                               $ 93,656,651   $ 66,248,925      $139,230,730     $239,548,702
 Unrealized appreciation on investments                           8,759,681      7,069,229        13,017,054       21,251,848
 Accumulated undistributed net realized
  loss on investments                                            (7,996,199)    (2,871,096)       (4,406,212)      (3,578,470)
 Accumulated undistributed (distributions in excess of)
  net investment income                                               9,992        (30,382)         (201,957)        (610,630)
                                                               ------------   ------------      ------------     ------------
    Total                                                      $ 94,430,125   $ 70,416,676      $147,639,615     $256,611,450
                                                               ------------   ------------      ------------     ------------
Shares of beneficial interest outstanding:
 Class A                                                          7,696,941      5,439,735        10,985,563       20,970,023
 Class B                                                          1,656,208        992,582         1,885,910        1,652,019
                                                               ------------   ------------      ------------     ------------
    Total shares of beneficial interest outstanding               9,353,149      6,432,317        12,871,473       22,622,042
                                                               ------------   ------------      ------------     ------------
Net assets:
 Class A                                                       $ 77,711,347   $ 59,546,077      $126,017,610     $237,861,440
 Class B                                                         16,718,778     10,870,599        21,622,005       18,750,010
                                                               ------------   ------------      ------------      -----------
    Total net assets                                           $ 94,430,125   $ 70,416,676      $147,639,615     $256,611,450
                                                               ------------   ------------      ------------     ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial
      interest outstanding)                                    $      10.10   $      10.95      $      11.47     $      11.34
                                                               ------------   ------------      ------------     ------------
 Offering price per share (100 [divided by]
   95.25 of NAV per share)                                     $      10.60   $      11.50      $      12.04     $      11.91
                                                               ------------   ------------      ------------     ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial
  interest outstanding)                                        $      10.09   $      10.95      $      11.47     $      11.35
                                                               ------------   ------------      ------------     ------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statements of Operations

------------------------------------------------------------------------------------------------------------------
                                                                         Alabama         Arkansas       California
Year Ended March 31, 1998                                                   Fund             Fund             Fund
------------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                                      $5,185,811      $ 8,516,813      $15,493,585
                                                                      ----------      -----------      -----------
 Expenses -
  Management fee                                                      $  462,104      $   802,329      $ 1,492,065
  Trustees' compensation                                                  17,668           16,915           17,403
  Shareholder servicing agent fee                                        105,726          183,675          340,548
  Distribution and service fee (Class A)                                 191,668          138,581               --
  Distribution and service fee (Class B)                                  74,761           67,455          323,302
  Distribution and service fee (Class C)                                      --               --           39,404
  Administrative fee                                                      11,875           20,632           38,331
  Custodian fee                                                           36,401           54,841           98,631
  Auditing fees                                                           30,327           32,327           32,327
  Printing                                                                 7,583           18,017           24,894
  Postage                                                                  3,703           11,388           18,891
  Legal fees                                                               1,973            2,180            6,945
  Miscellaneous                                                           50,492           58,894           77,184
                                                                      ----------      -----------      -----------
    Total expenses                                                    $  994,281      $ 1,407,234      $ 2,509,925
  Fees paid indirectly                                                   (12,457)         (12,509)         (26,065)
  Reduction of expenses by investment adviser and/or distributor         (55,426)         (95,452)        (407,800)
                                                                      ----------      -----------      -----------
    Net expenses                                                      $  926,398      $ 1,299,273      $ 2,076,060
                                                                      ----------      -----------      -----------
     Net investment income                                            $4,259,413      $ 7,217,540      $13,417,525
                                                                      ----------      -----------      -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                             $  643,984      $   513,409      $ 3,073,681
  Futures contracts                                                      160,255           (8,670)              --
                                                                      ----------      -----------      -----------
    Net realized gain on investments                                  $  804,239      $   504,739      $ 3,073,681
                                                                      ----------      -----------      -----------
 Change in unrealized appreciation -
  Investments                                                         $2,634,890      $ 6,322,102      $12,733,420
  Futures contracts                                                      104,146           40,728               --
                                                                      ----------      -----------      -----------
    Net unrealized gain on investments                                $2,739,036      $ 6,362,830      $12,733,420
                                                                      ----------      -----------      -----------
     Net realized and unrealized gain on investments                  $3,543,275      $ 6,867,569      $15,807,101
                                                                      ----------      -----------      -----------
      Increase in net assets from operations                          $7,802,688      $14,085,109      $29,224,626
                                                                      ----------      -----------      -----------

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                                                        Florida       Georgia        Maryland  Massachusetts
Year Ended March 31, 1998                                                  Fund          Fund            Fund           Fund
----------------------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                                     $5,528,740    $4,369,894     $ 8,570,505    $15,826,875
                                                                     ----------    ----------     -----------    -----------
 Expenses -
  Management fee                                                     $  522,340    $  390,188     $   803,559    $ 1,396,410
  Trustees' compensation                                                 15,847        18,339          17,137         17,077
  Shareholder servicing agent fee                                       119,388        89,058         183,384        318,677
  Distribution and service fee (Class A)                                     --       150,448         442,077        829,850
  Distribution and service fee (Class B)                                125,871       107,303         197,267        166,760
  Administrative fee                                                     13,397        10,002          20,597         35,807
  Custodian fee                                                          37,234        28,419          58,586        105,028
  Auditing fees                                                          30,327        31,027          32,027         31,027
  Printing                                                                8,935         8,666          23,173         24,803
  Postage                                                                 6,863         4,370          13,410         16,100
  Legal fees                                                              4,702         1,033           3,990         10,528
  Miscellaneous                                                          48,287        42,549          71,992        101,856
                                                                     ----------    ----------     -----------    -----------
    Total expenses                                                   $  933,191    $  881,402     $ 1,867,199    $ 3,053,923
  Fees paid indirectly                                                  (10,469)      (17,140)        (34,317)       (34,577)
  Reduction of expenses by investment adviser and/or distributor        (63,152)      (71,098)       (146,404)      (254,419)
                                                                     ----------    ----------     -----------    -----------
    Net expenses                                                     $  859,570    $  793,164     $ 1,686,478    $ 2,764,927
                                                                     ----------    ----------     -----------    -----------
     Net investment income                                           $4,669,170    $3,576,730     $ 6,884,027    $13,061,948
                                                                     ----------    ----------     -----------    -----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                            $ (663,287)   $  557,951     $ 1,097,797    $ 1,678,366
  Futures contracts                                                     (15,648)           --              --             --
                                                                     ----------    ----------     -----------    -----------
    Net realized gain (loss) on investments                          $ (678,935)   $  557,951     $ 1,097,797    $ 1,678,366
                                                                     ----------    ----------     -----------    -----------
 Change in unrealized appreciation -
  Investments                                                        $5,126,079    $3,175,485     $ 6,667,042    $ 9,433,538
                                                                     ----------    ----------     -----------    -----------
    Net unrealized gain on investments                               $5,126,079    $3,175,485     $ 6,667,042    $ 9,433,538
                                                                     ----------    ----------     -----------    -----------
     Net realized and unrealized gain on investments                 $4,447,144    $3,733,436     $ 7,764,839    $11,111,904
                                                                     ----------    ----------     -----------    -----------
      Increase in net assets from operations                         $9,116,314    $7,310,166     $14,648,866    $24,173,852
                                                                     ----------    ----------     -----------    -----------

See notes to financial statements

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------------------
                                                                 Alabama           Arkansas          California
Year Ended March 31, 1998                                           Fund               Fund                Fund
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                      $  4,259,413      $   7,217,540       $  13,417,525
 Net realized gain on investments                                804,239            504,739           3,073,681
 Net unrealized gain on investments                            2,739,036          6,362,830          12,733,420
                                                            ------------      -------------       -------------
  Increase in net assets
   from operations                                          $  7,802,688      $  14,085,109       $  29,224,626
                                                            ------------      -------------       -------------
Distributions declared to shareholders -
 From net investment income (Class A)                       $ (3,952,098)     $  (6,904,570)      $ (11,527,300)
 From net investment income (Class B)                           (328,801)          (312,970)         (1,703,179)
 From net investment income (Class C)                                 --                 --            (160,099)
 From net realized gain on investments (Class A)                (875,615)                --                  --
 From net realized gain on investments (Class B)                 (85,133)                --                  --
 In excess of net investment income (Class A)                         --            (21,863)                 --
 In excess of net investment income (Class B)                         --               (991)                 --
                                                            ------------      -------------       -------------
  Total distributions declared to shareholders              $ (5,241,647)     $  (7,240,394)      $ (13,390,578)
                                                            ------------      -------------       -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                           $  4,086,612      $   6,514,543       $  49,807,648
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                             2,192,360          3,290,995           5,602,613
 Cost of shares reacquired                                    (9,437,201)       (27,018,684)        (73,799,364)
                                                            ------------      -------------       -------------
  Net decrease in net assets from
   Fund share transactions                                  $ (3,158,229)     $ (17,213,146)      $ (18,389,103)
                                                            ------------      -------------       -------------
    Total decrease in net assets                            $   (597,188)     $ (10,368,431)      $  (2,555,055)
Net assets:
 At beginning of period                                       84,209,188        151,810,756         273,161,674
                                                            ------------      -------------       -------------
 At end of period                                           $ 83,612,000      $ 141,442,325       $ 270,606,619
                                                            ------------      -------------       -------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets
 at end of period                                           $    187,188      $    (159,330)      $    (298,253)
                                                            ------------      -------------       -------------

See notes to financial statements

--------------------------------------------------------------------------------------------------------------------------
                                                               Florida          Georgia         Maryland     Massachusetts
Year Ended March 31, 1998                                         Fund             Fund             Fund              Fund
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                   $   4,669,170    $   3,576,730    $   6,884,027     $  13,061,948
 Net realized gain (loss) on investments                      (678,935)         557,951        1,097,797         1,678,366
 Net unrealized gain on investments                          5,126,079        3,175,485        6,667,042         9,433,538
                                                         -------------    -------------    -------------     -------------
  Increase in net assets
   from operations                                       $   9,116,314    $   7,310,166    $  14,648,866     $  24,173,852
                                                         -------------    -------------    -------------     -------------
Distributions declared to shareholders -
 From net investment income (Class A)                    $  (4,017,401)   $  (3,095,247)   $  (6,063,937)    $ (12,306,601)
 From net investment income (Class B)                         (664,633)        (470,417)        (820,090)         (755,347)
 In excess of net investment income (Class A)                       --               --         (111,652)          (39,763)
 In excess of net investment income (Class B)                       --               --          (15,100)           (2,441)
                                                         -------------    -------------    -------------     -------------
  Total distributions declared to shareholders           $  (4,682,034)   $  (3,565,664)   $  (7,010,779)    $ (13,104,152)
                                                         -------------    -------------    -------------     -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                        $  18,201,517    $   5,558,029    $  12,014,517     $  69,075,967
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                           1,719,736        1,841,422        3,703,002         6,284,180
 Cost of shares reacquired                                 (24,967,989)     (10,564,901)     (19,499,553)      (79,896,216)
                                                         -------------    -------------    -------------     -------------
  Net decrease in net assets from
   Fund share transactions                               $  (5,046,736)   $  (3,165,450)   $  (3,782,034)    $  (4,536,069)
                                                         -------------    -------------    -------------     -------------
    Total increase (decrease) in
     net assets                                          $    (612,456)   $     579,052    $   3,856,053     $   6,533,631
Net assets:
 At beginning of period                                     95,042,581       69,837,624      143,783,562       250,077,819
                                                         -------------    -------------    -------------     -------------
 At end of period                                        $  94,430,125    $  70,416,676    $ 147,639,615     $ 256,611,450
                                                         -------------    -------------    -------------     -------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets
 at end of period                                        $       9,992    $     (30,382)   $    (201,957)    $    (610,630)
                                                         -------------    -------------    -------------     -------------

See notes to financial statements

----------------------------------------------------------------------------------------------------------------
                                                                  Alabama           Arkansas          California
Year Ended March 31, 1997                                            Fund               Fund                Fund
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                     $   4,531,494      $   8,421,933      $   15,145,169
 Net realized gain (loss) on investments                         494,185           (150,505)           (560,206)
 Net unrealized loss on investments                             (137,249)          (395,653)         (1,519,530)
                                                           -------------      -------------      --------------
  Increase in net assets from operations                   $   4,888,430      $   7,875,775      $   13,065,433
                                                           -------------      -------------      --------------
Distributions declared to shareholders -
 From net investment income (Class A)                      $  (4,197,127)     $  (7,990,669)     $  (13,365,451)
 From net investment income (Class B)                           (303,407)          (332,561)         (1,604,012)
 From net investment income (Class C)                                 --                 --            (175,706)
 From net realized gain on investments (Class A)                (638,656)                --                  --
 From net realized gain on investments (Class B)                 (55,537)                --                  --
 In excess of net investment income (Class A)                         --                 --             (44,591)
 In excess of net investment income (Class B)                         --                 --              (5,352)
 In excess of net investment income (Class C)                         --                 --                (586)
                                                           -------------      -------------      --------------
    Total distributions declared to shareholders           $  (5,194,727)     $  (8,323,230)     $  (15,195,698)
                                                           -------------      -------------      --------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                          $   3,979,559      $   9,627,230      $  151,915,799
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                             2,180,791          3,747,332           6,490,899
 Cost of shares reacquired                                   (10,268,087)       (41,972,562)       (181,959,198)
                                                           -------------      -------------      --------------
  Net decrease in net assets from
   Fund share transactions                                 $  (4,107,737)     $ (28,598,000)     $  (23,552,500)
                                                           -------------      -------------      --------------
    Total decrease in net assets                           $  (4,414,034)     $ (29,045,455)     $  (25,682,765)
Net assets:
 At beginning of period                                       88,623,222        180,856,211         298,844,439
                                                           -------------      -------------      --------------
 At end of period                                          $  84,209,188      $ 151,810,756      $  273,161,674
                                                           -------------      -------------      --------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets
 at end of period                                          $     179,772      $    (139,974)     $     (378,009)
                                                           -------------      -------------      --------------

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
                                                               Florida         Georgia        Maryland     Massachusetts
Year Ended March 31, 1997                                         Fund            Fund            Fund              Fund
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                   $   5,124,807   $   3,897,912   $   7,616,826     $  14,194,777
 Net realized gain (loss) on investments                    (1,328,413)        391,667        (762,039)         (339,059)
 Net unrealized loss on investments                           (546,250)     (1,017,086)     (1,489,457)       (2,770,273)
                                                         -------------   -------------   -------------     -------------
  Increase in net assets from operations                 $   3,250,144   $   3,272,493   $   5,365,330     $  11,085,445
                                                         -------------   -------------   -------------     -------------
Distributions declared to shareholders -
 From net investment income (Class A)                    $  (4,467,721)  $  (3,377,412)  $  (6,713,171)    $ (13,195,047)
 From net investment income (Class B)                         (634,657)       (454,697)       (679,183)         (653,840)
                                                         -------------   -------------   -------------     -------------
    Total distributions declared to shareholders         $  (5,102,378)  $  (3,832,109)  $  (7,392,354)    $ (13,848,887)
                                                         -------------   -------------   -------------     -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                        $  43,852,042   $   5,089,635   $  11,277,965     $  60,963,962
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                           1,953,163       2,000,992       3,935,520         6,335,241
 Cost of shares reacquired                                 (50,911,287)    (15,081,831)    (22,393,495)      (75,271,052)
                                                         -------------   -------------   -------------     -------------
  Net decrease in net assets from
   Fund share transactions                               $  (5,106,082)  $  (7,991,204)  $  (7,180,010)    $  (7,971,849)
                                                         -------------   -------------   -------------     -------------
    Total decrease in net assets                         $  (6,958,316)  $  (8,550,820)  $  (9,207,034)    $ (10,735,291)
Net assets:
 At beginning of period                                    102,000,897      78,388,444     152,990,596       260,813,110
                                                         -------------   -------------   -------------     -------------
 At end of period                                        $  95,042,581   $  69,837,624   $ 143,783,562     $ 250,077,819
                                                         -------------   -------------   -------------     -------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets
 at end of period                                        $      22,856   $     (41,448)  $    (137,662)    $    (607,456)
                                                         -------------   -------------   -------------     -------------

See notes to financial statements

Financial Highlights


---------------------------------------------------------------------------------------------------------------
                                                      Alabama Fund
---------------------------------------------------------------------------------------------------------------
                                                                               Year Ended March 31,
                                                                -----------------------------------------------
                                                                       1998        1997        1996        1995
                                                                -----------------------------------------------
                                                                      Class A
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.48     $ 10.52     $ 10.34     $ 10.27
                                                                    -------     -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.55     $  0.56     $  0.55     $  0.56
 Net realized and unrealized gain (loss) on investments                0.45        0.04        0.18        0.09
                                                                    -------     -------     -------     -------
  Total from investment operations                                  $  1.00     $  0.60     $  0.73     $  0.65
                                                                    -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.55)    $ (0.55)    $ (0.55)    $ (0.55)
 From net realized gain on investments                                (0.13)      (0.09)         --          --
 In excess of net investment income[dbldag][dbldag]                      --          --          --          --
 In excess of net realized gain on investments                           --          --          --       (0.03)
                                                                   --------    --------    --------    --------
  Total distributions declared to shareholders                     $  (0.68)    $ (0.64)    $ (0.55)    $ (0.58)
                                                                   --------    --------    --------    --------
Net asset value - end of period                                    $  10.80     $ 10.48     $ 10.52     $ 10.34
                                                                   --------    --------    --------    --------
Total return[dbldag]                                                   9.72%       5.82%       7.13%       6.51%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.04%       1.10%       1.14%       1.15%
 Net investment income                                                 5.12%       5.28%       5.18%       5.47%
Portfolio turnover                                                       21%         22%         37%         30%
Net assets at end of period (000 omitted)                          $ 75,538     $ 76,928    $ 82,484    $ 83,805


   Net investment income                                            $  0.54          --     $  0.54     $  0.55
   Ratios (to average net assets):
    Expenses##                                                         1.11%         --        1.24%       1.25%
    Net investment income                                              5.05%         --        5.08%       5.37%

------------------------------------------------------------------------------------------------------------------------------
                                                        Alabama Fund
------------------------------------------------------------------------------------------------------------------------------

                                                                    Two Months
                                                                         Ended               Year ended January 31,
                                                                      March 31,    -------------------------------------------
                                                                          1994        1994        1993        1992       1991
                                                                   ------------------------------------------------------------
                                                                     Class B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $   10.98       $ 10.33     $  9.95     $  9.65    $ 9.53
                                                                     ---------       -------     -------     ------     ------
Income from investment operations# -
 Net investment income[sec]                                          $    0.09       $  0.55     $  0.56     $  0.60    $ 0.59
 Net realized and unrealized gain (loss) on investments                  (0.71)         0.69        0.41        0.41      0.08
                                                                     ---------       -------     -------     -------    ------
  Total from investment operations                                   $   (0.62)      $  1.24     $  0.97     $  1.01    $ 0.67
                                                                     ---------       -------     -------     -------    ------
Less distributions declared to shareholders -
 From net investment income                                          $   (0.08)      $ (0.54)    $ (0.58)    $ (0.65)   $(0.55)
 From net realized gain on investments                                      --         (0.04)      (0.01)      (0.06)       --
 In excess of net investment income[dbldag][dbldag]                      (0.01)        (0.01)         --       (0.00)       --
 In excess of net realized gain on investments                              --            --          --          --        --
                                                                     ---------      --------    --------     -------    ------
  Total distributions declared to shareholders                       $   (0.09)      $ (0.59)    $ (0.59)    $ (0.71)   $(0.55)
                                                                     ---------      --------    --------     -------    -------
Net asset value - end of period                                      $   10.27       $ 10.98     $ 10.33     $  9.95    $ 9.65
                                                                     ---------      --------    --------     -------    -------
Total return[dbldag]                                                     (5.66)%++     12.26%      10.08%      10.92%     7.31%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.18%+        1.21%       1.08%       0.95%     0.57%
 Net investment income                                                    5.17%+        5.13%       5.79%       6.19%     6.63%
Portfolio turnover                                                           4%           12%         17%         23%       64%
Net assets at end of period (000 omitted)                            $   81,501      $ 87,344    $ 67,678    $ 48,476   $22,076

 +  Annualized.
++  Not annualized.
 #  Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##  For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag] Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag] [dbldag] For the year ended January 31, 1992, the per share distribution in excess of net investment income was $0.004.
[sec] The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods  indicated. If the fee had been incurred by the
      Fund, the net investment income per share and the ratios would have been:

   Net investment income                                             $    0.09      $  0.54     $  0.55      $ 0.59     $ 0.52
   Ratios (to average net assets):
    Expenses##                                                            1.28%+       1.31%       1.18%       1.08%     1.33%
    Net investment income                                                 5.07%+       5.03%       5.69%       6.06%     5.87%

See notes to financial statements

                                Alabama Fund
---------------------------------------------------------------------------------------------------------------
                                                                               Year Ended March 31,
                                                                -----------------------------------------------
                                                                       1998        1997        1996        1995
                                                                -----------------------------------------------
                                                                      Class B
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.48     $ 10.52     $ 10.34     $ 10.27
                                                                    -------     -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.47     $  0.47     $  0.46     $  0.47
 Net realized and unrealized gain (loss) on investments                0.45        0.04        0.18        0.09
                                                                    -------     -------     -------     -------
  Total from investment operations                                  $  0.92     $  0.51     $  0.64     $  0.56
                                                                    -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.47)   $  (0.47)   $  (0.46)   $  (0.46)
 From net realized gain on investments                                (0.13)      (0.08)         --          --
 In excess of net realized gain on investments                           --          --          --       (0.03)
                                                                   --------    --------    --------    --------
  Total distributions declared to shareholders                     $  (0.60)   $  (0.55)   $  (0.46)   $  (0.49)
                                                                   --------    --------    --------    --------
Net asset value - end of period                                    $  10.80    $  10.48    $  10.52    $  10.34
                                                                   --------    --------    --------    --------
Total return                                                           8.91%       4.98%       6.25%       5.64%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ##                                                           1.79%       1.90%       1.96%       1.97%
 Net investment income                                                 4.36%       4.48%       4.34%       4.63%
Portfolio turnover                                                       21%         22%         37%         30%
Net assets at end of period (000 omitted)                          $  8,074    $  7,281    $  6,139    $  4,396

**    For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through
      January 31, 1994.
 +    Annualized.
++    Not annualized.
 #    Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##    For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec] The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the
      Fund, the net investment income per share and the ratios would have been:

   Net investment income                                           $  0.46           --          --          --
   Ratios (to average net assets):
    Expenses##                                                        1.86%          --          --          --
    Net investment income                                             4.29%          --          --          --

---------------------------------------------------------------------------------------------
                                                        Alabama Fund
---------------------------------------------------------------------------------------------
                                                                    Two Months
                                                                         Ended   Period Ended
                                                                      March 31,   January 31,
                                                                          1994        1994**
                                                                   --------------------------
                                                                     Class B
---------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $   10.98      $   10.93
                                                                     ---------      ---------
Income from investment operations# -
 Net investment income[sec]                                          $    0.08      $    0.18
 Net realized and unrealized gain (loss) on investments                  (0.71)          0.07
                                                                     ---------      ---------
  Total from investment operations                                   $   (0.63)     $    0.25
                                                                     ---------      ---------
Less distributions declared to shareholders -
 From net investment income                                          $   (0.08)     $   (0.18)
 From net realized gain on investments                                      --          (0.02)
 In excess of net realized gain on investments                              --             --
                                                                     ---------      ---------
  Total distributions declared to shareholders                       $   (0.08)     $   (0.20)
                                                                     ---------      ---------
Net asset value - end of period                                      $   10.27      $   10.98
                                                                     ---------      ---------
Total return                                                             (5.79)%++       2.29%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ##                                                              2.01%+         1.98%+
 Net investment income                                                    4.30%+         3.98%+
Portfolio turnover                                                           4%            12%
Net assets at end of period (000 omitted)                            $   2,849      $   2,269

**    For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
 +   Annualized.
++   Not annualized.
 #   Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##   For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                                     --             --
   Ratios (to average net assets):
    Expenses##                                                               --             --
    Net investment income                                                    --             --


See notes to financial statements

-------------------------------------------------------------------------------------------------------------------------
                                                Arkansas Fund
-------------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended March 31,
                                                                ---------------------------------------------------------
                                                                       1998        1997        1996        1995
                                                                ---------------------------------------------------------
                                                                      Class A
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $  9.72      $  9.75      $  9.66      $  9.69
                                                                           -------      -------      -------      -------
Income from investment operations# -
 Net investment income[sec]                                                $  0.50      $  0.50      $  0.50      $  0.53
 Net realized and unrealized gain (loss) on investments                       0.46        (0.03)        0.09         0.02
                                                                           -------      --------     -------      -------
  Total from investment operations                                         $  0.96      $  0.47      $  0.59      $  0.55
                                                                           -------      --------     -------      -------
Less distributions declared to shareholders -
 From net investment income                                                $ (0.50)     $ (0.50)     $ (0.50)     $ (0.53)
 From net realized gain on investments[dbldag][dbldag][dbldag]                  --           --           --           --
 In excess of net investment income[dbldag][dbldag]                          (0.00)          --           --           --
 In excess of net realized gain on investments[dbldag][dbldag][dbldag]          --           --           --        (0.05)
                                                                           --------     --------     --------     --------
  Total distributions declared to shareholders                             $ (0.50)     $ (0.50)     $ (0.50)     $ (0.58)
                                                                           --------     --------     --------     --------
Net asset value - end of period                                            $ 10.18      $  9.72      $  9.75      $  9.66
                                                                           --------     --------     --------     --------
Total return [dbldag]                                                        10.06%        4.87%        6.19%        5.90%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ##                                                                  0.85%        0.92%        0.93%        0.75%
 Net investment income                                                        4.97%        5.14%        5.10%        5.51%
Portfolio turnover                                                              15%           9%           6%          24%
Net assets at end of period (000 omitted)                                  $134,072     $144,263     $172,907     $187,105

*  For the period from the commencement of the Fund's investment operations [inception of Class A], February 3, 1992, through
   January 31, 1993.
+  Annualized.
++ Not annualized.
#  Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag] Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag] For the year ended March 31, 1998, the per share distribution in excess of the net investment income was $0.002.
[dbldag][dbldag][dbldag] For the year ended January 31, 1994, the per share distribution from net realized gain on investments and in excess of net realized gain on investments were $0.0015 and $0.0003, respectively.
[sec] The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods  indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                                   $  0.49           --           --      $  0.52
   Ratios (to average net assets):
    Expenses##                                                                0.92%          --           --         0.82%
    Net investment income                                                     4.90%          --           --         5.43%

-----------------------------------------------------------------------------------------------------------------
                                                    Arkansas Fund
-----------------------------------------------------------------------------------------------------------------
                                                                          Two Months
                                                                               Ended   Period Ended  Period Ended
                                                                            March 31,   January 31,   January 31,
                                                                                1994        1994**        1994**
                                                                         ----------------------------------------
                                                                           Class A
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                       $   10.47       $   9.88      $   9.53
                                                                            ---------       --------      ---------
Income from investment operations# -
 Net investment income[sec]                                                 $    0.09       $   0.56      $   0.58
 Net realized and unrealized gain (loss) on investments                         (0.77)          0.60          0.35
                                                                            ---------       --------      ---------
  Total from investment operations                                          $   (0.68)      $   1.16      $   0.93
                                                                            ---------       --------       ---------
Less distributions declared to shareholders -
 From net investment income                                                 $   (0.08)      $  (0.55)     $  (0.58)
 From net realized gain on investments[dbldag][dbldag][dbldag]                     --          (0.00)           --
 In excess of net investment income[dbldag][dbldag]                             (0.02)         (0.02)           --
 In excess of net realized gain on investments[dbldag][dbldag][dbldag]             --          (0.00)           --
                                                                            ---------       --------      ---------
  Total distributions declared to shareholders                              $   (0.10)      $  (0.57)     $  (0.58)
                                                                            ---------       --------      ---------
Net asset value - end of period                                             $    9.69       $  10.47      $   9.88
                                                                            ---------       --------      ---------
Total return [dbldag]                                                           (6.61)%++      11.95%        10.11%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ##                                                                     0.75%+         0.63%         0.16%+
 Net investment income                                                           5.21%+         5.30%         6.04%+
Portfolio turnover                                                                  1%             3%           10%
Net assets at end of period (000 omitted)                                   $ 195,042       $203,542      $124,644
*   For the period from the commencement of the Fund's investment operations [inception of Class A], February 3, 1992, through January 31, 1993.
+   Annualized.
++  Not annualized.
#   Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##  For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag] Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag] For the year ended March 31, 1998, the per share distribution in excess of the net investment income was $0.002.
[dbldag][dbldag][dbldag] For the year ended January 31, 1994, the per share distribution from net realized gain on investments and in excess of net realized gain on investments were
 $0.0015 and $0.0003, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods
 indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                                    $    0.09       $  0.53       $   0.52
   Ratios (to average net assets):
    Expenses##                                                                   0.96%+         0.91%         0.75%+
    Net investment income                                                        5.01%+         5.01%         5.45%+

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------
                                                   Arkansas Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended March 31,
                                                                            --------------------------------------------
                                                                            1998         1997       1996        1995
                                                                            --------------------------------------------
                                                                         Class B
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                       $   9.72     $ 9.75     $  9.65     $  9.69
                                                                            --------     ------    -------      ------
Income from investment operations# -
 Net investment income[sec]                                                 $   0.42     $ 0.42     $  0.42     $  0.42
 Net realized and unrealized gain (loss) on investments                         0.46      (0.03)       0.10        0.01
                                                                            --------     ------      ------      -------
  Total from investment operations                                          $   0.88     $ 0.39     $  0.52     $  0.43
                                                                            --------     ------     -------      ------
Less distributions declared to shareholders -
 From net investment income                                                 $  (0.42)    $(0.42)    $ (0.42)    $ (0.42)
 From net realized gain on investments[dbldag][dbldag][dbldag]                    --         --          --          --
 In excess of net investment income[dbldag][dbldag]                            (0.00)        --          --          --
 In excess of net realized gain on investments[dbldag][dbldag][dbldag]            --         --          --       (0.05)
                                                                            --------     ------     -------     -------
  Total distributions declared to shareholders                              $  (0.42)    $(0.42)    $ (0.42)    $ (0.47)
                                                                            --------     ------     -------     -------
Net asset value - end of period                                             $  10.18     $ 9.72     $  9.75      $ 9.65
                                                                            --------     ------     -------     -------
Total return                                                                    9.18%      4.05%       5.43%       4.67%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                     1.65%      1.71%       1.76%       1.84%
 Net investment income                                                          4.15%      4.34%       4.27%       4.40%
Portfolio turnover                                                                15%         9%          6%         24%
Net assets at end of period (000 omitted)                                  $   7,370     $7,548     $ 7,950     $ 7,231

 **For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January
   31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag] For the years ended March 31, 1998, and March 31, 1994, and the period ended January 31, 1994, the per share distributions in excess of net investment income were $0.001, $0.002 and $0.004, respectively.
[dbldag][dbldag][dbldag] For the period ended January 31, 1994, the per share distribution from net realized gain on investments and in excess of realized gain on investments were $0.0015 and $0.0003, respectively.
[sec]  The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                                     $  0.41          --         --      $ 0.41
   Ratios (to average net assets)
    Expenses##                                                                  1.72%         --         --        1.91%
    Net investment income                                                       4.08%         --         --        4.33%


-------------------------------------------------------------------------------------------------------------
                                                Arkansas Fund
-------------------------------------------------------------------------------------------------------------
                                                                               Two Months
                                                                                    Ended      Period Ended
                                                                                March 31,       January 31,
                                                                                     1994            1994**
                                                                              -----------------------------

-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                           $   10.47         $   10.42
                                                                                ---------         ---------
Income from investment operations# -
 Net investment income[sec]                                                     $    0.07         $    0.23
 Net realized and unrealized gain (loss) on investments                             (0.78)            (0.04)
                                                                                ---------         ---------
  Total from investment operations                                              $   (0.71)        $    0.19
                                                                                ---------         ---------
Less distributions declared to shareholders -
 From net investment income                                                     $   (0.07)        $   (0.14)
 From net realized gain on investments[dbldag][dbldag][dbldag]                         --             (0.00)
 In excess of net investment income[dbldag][dbldag]                                 (0.00)            (0.00)
 In excess of net realized gain on investments[dbldag][dbldag][dbldag]                 --             (0.00)
                                                                                ---------         ---------
  Total distributions declared to shareholders                                  $   (0.07)        $   (0.14)
                                                                                ---------         ---------
Net asset value - end of period                                                 $    9.69         $   10.47
                                                                                ---------         ---------
Total return                                                                        (6.81)%++          2.18%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                          1.82%+            1.75%+
 Net investment income                                                               4.11%+            3.87%+
Portfolio turnover                                                                      1%                3%
Net assets at end of period (000 omitted)                                       $   5,895         $   5,179
 **For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the years ended March 31, 1998, and March 31, 1994, and the period ended January
   31, 1994, the per share distributions in excess of net investment income were $0.001, $0.002 and
   $0.004, respectively.
[dbldag][dbldag][dbldag]For the period ended January 31, 1994, the per share distribution from net realized gain on investments and in excess of realized gain on investments were $0.0015 and $0.0003, respectively.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                                        $0.07          $0.12
   Ratios (to average net assets)
    Expenses##                                                                   2.02%+         3.44%+
    Net investment income                                                        3.91%+         2.18%+

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------
                               California Fund
---------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended March 31,
                                                                  ---------------------------------------------------
                                                                         1998         1997         1996         1995
                                                                  ---------------------------------------------------
                                                                      Class A
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $   5.47     $   5.52     $   5.41     $   5.47
                                                                     -------      --------     --------     --------
Income from investment operations# -
 Net investment income[sec]                                          $   0.29     $   0.30     $   0.30     $   0.31
 Net realized and unrealized gain (loss) on investments                  0.33        (0.05)        0.11        (0.05)
                                                                     -------      --------     --------     --------
  Total from investment operations                                   $   0.62     $   0.25     $   0.41     $   0.26
                                                                     -------      --------     --------     --------
Less distributions declared to shareholders -
                                                                     $  (0.29)    $  (0.30)    $  (0.30)    $  (0.31)
 From net realized gain on investments                                     --           --           --           --
 In excess of net investment income[dbldag][dbldag]                        --           --        (0.00)       (0.00)
 In excess of net realized gain on investments                             --           --           --        (0.01)
                                                                     --------    ---------    ---------    ---------
  Total distributions declared to shareholders                       $  (0.29)    $  (0.30)    $  (0.30)    $  (0.32)
                                                                     --------    ---------    ---------    ---------
Net asset value - end of period                                      $   5.80     $   5.47     $   5.52     $   5.41
                                                                     --------    ---------    ---------    ---------
  Total return[dbldag]                                                 11.51%        4.55%        7.86%        4.85%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             0.64%        0.66%        0.66%        0.69%
 Net investment income                                                  5.07%        5.36%        5.48%        5.80%
Portfolio turnover                                                        49%          78%          69%          57%
Net assets at end of period (000 omitted)                            $222,421     $232,612     $259,817     $272,161
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were $0.0049 and $0.0027, respectively.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                             $   0.28     $   0.29     $   0.29     $   0.30
   Ratios (to average net assets):
    Expenses##                                                          0.79%        0.81%        0.81%        0.84%
    Net investment income                                               4.92%        5.21%        5.33%        5.65%



---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                         Two Months
                                                                              Ended    Period Ended
                                                                          March 31,     January 31,
                                                                               1994            1994
                                                                     ------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $   5.95        $   5.88
                                                                           --------       ---------
Income from investment operations# -
 Net investment income[sec]                                                $   0.05        $   0.30
 Net realized and unrealized gain (loss) on investments                       (0.48)           0.14
                                                                           --------        --------
  Total from investment operations                                         $  (0.43)       $   0.44
                                                                           --------        --------
Less distributions declared to shareholders -
 From net investment income                                                $  (0.04)       $  (0.29)
 From net realized gain on investments                                           --           (0.07)
 In excess of net investment income[dbldag][dbldag]                           (0.01)          (0.01)
 In excess of net realized gain on investments                                   --             --
                                                                           --------        --------
  Total distributions declared to shareholders                             $  (0.05)       $  (0.37)
                                                                           --------        --------
Net asset value - end of period                                            $   5.47        $   5.95
                                                                           --------        --------
  Total return[dbldag]                                                      (7.21)%++         7.64%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                   0.68%+          0.60%+
 Net investment income                                                        5.27%+          4.99%+
Portfolio turnover                                                               8%             38%
Net assets at end of period (000 omitted)                                  $313,790        $356,419
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were $0.0049 and $0.0027, respectively.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                                   $   0.05        $   0.29
   Ratios (to average net assets):
    Expenses##                                                                0.83%+          0.78%+
    Net investment income                                                     5.12%+          4.82%+

See notes to financial statements

------------------------------------------------------------------------------
                               California Fund
------------------------------------------------------------------------------
Year Ended February 28,                                                   1993
------------------------------------------------------------------------------
                                                                       Class A
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $  5.42
                                                                       -------
Income from investment operations -
 Net investment income[sec]                                            $  0.34
 Net realized and unrealized gain (loss) on investments                   0.47
                                                                       -------
  Total from investment operations                                     $  0.81
                                                                       -------
Less distributions declared to shareholders -
 From net investment income                                            $ (0.34)
 From net realized gain on investments                                   (0.01)
                                                                       --------
  Total distributions declared to shareholders                         $ (0.35)
                                                                       --------
Net asset value - end of period                                        $  5.88
                                                                       --------
Total return[dbldag]                                                     15.55%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                                 0.39%
 Net investment income                                                    6.18%
Portfolio turnover                                                          64%
Net assets at end of period (000 omitted)                              $272,179
[dbldag]Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
  Fund, the net investment income per share and the ratios would have been:

   Net investment income                                               $   0.32
   Ratios (to average net assets):
    Expenses                                                              0.77%
    Net investment income                                                 5.80%



----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Year Ended February 28,                                                   1992         1991         1990         1989         1988
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $   5.26      $  5.19      $  5.06      $  5.08      $  5.38
                                                                      --------     --------     --------      -------      -------
Income from investment operations -
 Net investment income[sec]                                           $   0.35      $  0.33      $  0.33      $  0.32      $  0.31
 Net realized and unrealized gain (loss) on investments                   0.20         0.07         0.13        (0.02)       (0.29)
                                                                      --------     --------      --------     -------      -------
  Total from investment operations                                    $   0.55      $  0.40      $  0.46      $  0.30      $  0.02
                                                                      --------     --------      -------      -------      --------
Less distributions declared to shareholders -
 From net investment income                                           $  (0.37)     $ (0.33)     $ (0.33)     $ (0.32)     $ (0.31)
 From net realized gain on investments                                   (0.02)          --           --           --        (0.01)
                                                                      --------      -------      -------      -------      -------
  Total distributions declared to shareholders                        $  (0.39)     $ (0.33)     $ (0.33)     $ (0.32)     $ (0.32)
                                                                      --------      -------      -------      -------      -------
Net asset value - end of period                                       $   5.42      $  5.26      $  5.19      $  5.06      $  5.08
                                                                      --------      -------      -------      -------      -------
Total return[dbldag]                                                    10.69%        8.03%        9.28%        6.07%        0.83%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                                0.40%        0.87%        1.00%        1.28%        1.20%
 Net investment income                                                   6.53%        6.39%        6.35%        6.35%        6.33%
Portfolio turnover                                                         73%         102%         243%         188%         240%
Net assets at end of period (000 omitted)                             $177,291      $84,551      $68,879      $59,212      $59,479
[dbldag]Total returns for Class A shares do not include the applicable sales charge
  (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                              $   0.33          --           --           --           --
   Ratios (to average net assets):
    Expenses                                                             0.79%          --           --           --           --
    Net investment income                                                6.14%          --           --           --           --

See notes to financial statements

--------------------------------------------------------------------------------------------------------------------
                               California Fund
--------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended March 31,
                                                                  --------------------------------------------------
                                                                         1998         1997         1996         1995
                                                                  --------------------------------------------------
                                                                      Class B
                                                                  --------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $   5.47      $  5.52      $  5.41      $  5.47
                                                                     --------     --------      --------     -------
Income from investment operations# -
 Net investment income[sec]                                          $   0.24      $  0.25         0.26      $  0.25
 Net realized and unrealized gain (loss) on investments                  0.33        (0.05)        0.11        (0.05)
                                                                     --------      --------     --------     -------
  Total from investment operations                                   $   0.57         0.20      $  0.37      $  0.20
                                                                     --------      --------     --------     -------
Less distributions declared to shareholders -
 From net investment income                                          $  (0.24)     $ (0.25)     $ (0.26)     $ (0.25)
 From net realized gain on investments                                     --           --           --           --
 In excess of net investment income[dbldag][dbldag]                        --           --        (0.00)          --
 In excess of net realized gain on investments                             --           --           --        (0.01)
                                                                     --------      -------      -------      -------
  Total distributions declared to shareholders                       $  (0.24)     $ (0.25)     $ (0.26)     $ (0.26)
                                                                     --------      --------     -------      -------
Net asset value - end of period                                      $   5.80      $  5.47      $  5.52      $  5.41
                                                                     --------      -------      -------      -------
Total return[dbldag]                                                   10.62%        3.64%        6.93%        3.73%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.44%        1.54%        1.54%        1.76%
 Net investment income                                                  4.26%        4.48%        4.59%        4.72%
Portfolio turnover                                                        49%          78%          69%          57%
Net assets at end of period (000 omitted)                            $ 43,790      $36,694      $34,675      $29,057
**For the period from the inception of Class B, September 7, 1993, thugh January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the year ended March 31, 1996, and the two months ended March 31, 1994, and the period ended
  Jauary 31, 1994, the per share distributions in excess of net investment income were $0.0041, $0.002 and $0.003, respectively.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                             $   0.23      $  0.24      $  0.24      $  0.04
   Ratios (to average net assets):
    Expenses##                                                          1.59%        1.69%        1.91%        1.83%
    Net investment income                                               4.11%        4.33%        4.57%        4.04%



---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                         Two Months
                                                                              Ended    Period Ended
                                                                          March 31,     January 31,
                                                                               1994          1994**
                                                                  ---------------------------------

                                                                  ---------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                       $  5.95         $  6.02
                                                                            -------         -------
Income from investment operations# -
 Net investment income[sec]                                                 $  0.04         $  0.10
 Net realized and unrealized gain (loss) on investments                       (0.48)            --
                                                                            -------         --------
  Total from investment operations                                          $ (0.44)        $  0.10
                                                                            -------         --------
Less distributions declared to shareholders -
 From net investment income                                                 $ (0.04)        $ (0.10)
 From net realized gain on investments                                           --           (0.07)
 In excess of net investment income[dbldag][dbldag]                           (0.00)          (0.00)
 In excess of net realized gain on investments                                   --              --
                                                                            -------         --------
  Total distributions declared to shareholders                              $ (0.04)        $ (0.17)
                                                                            -------         --------
Net asset value - end of period                                                5.47         $  5.95
                                                                            -------         --------
Total return[dbldag]                                                        (7.38)%++         1.68%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                   1.69%+          1.60%+
 Net investment income                                                        4.18%+          3.64%+
Portfolio turnover                                                               8%             38%
Net assets at end of period (000 omitted)                                   $21,252         $19,360
**For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the year ended March 31, 1996, and the two months ended March 31, 1994, and the period ended Jauary 31, 1994, the per share distributions in excess of net  investment income were
  $0.0041, $0.002 and $0.003, respectively.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                                    $  0.09             --
   Ratios (to average net assets):
    Expenses##                                                                1.81%+            --
    Net investment income                                                     3.43%+            --

See notes to financial statements

--------------------------------------------------------------------------------------------------------------------
                               California Fund
--------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended March 31,
                                                                  --------------------------------------------------
                                                                         1998         1997         1996         1995
                                                                  --------------------------------------------------
                                                                      Class C
                                                                  --------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $  5.48      $  5.53      $  5.42      $  5.48
                                                                      -------      -------      -------      -------
Income from investment operations# -
 Net investment income[sec]                                              0.23      $  0.24      $  0.25      $  0.26
 Net realized and unrealized gain (loss) on investments                  0.33        (0.05)        0.11        (0.06)
                                                                      -------      -------      -------      -------
  Total from investment operations                                    $  0.56      $  0.19      $  0.36      $  0.20
                                                                      -------      -------      -------      -------
Less distributions declared to shareholders -
 From net investment income                                           $ (0.23)     $ (0.24)     $ (0.25)     $ (0.25)
 In excess of net investment income[dbldag][dbldag]                        --           --        (0.00)          --
 In excess of net realized gain on investments                             --           --           --        (0.01)
                                                                      -------      -------      -------      -------
  Total distributions declared to shareholders                        $ (0.23)     $ (0.24)     $ (0.25)     $ (0.26)
                                                                      -------      -------      -------      -------
Net asset value - end of period                                       $  5.81      $  5.48      $  5.53      $  5.42
                                                                      -------      -------      -------      -------
Total return[dbldag]                                                   10.39%        3.51%        6.77%        3.79%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.64%        1.66%        1.67%        1.69%
 Net investment income                                                  4.08%        4.37%        4.47%        4.79%
Portfolio turnover                                                        49%          78%          69%          57%
Net assets at end of period (000 omitted)                             $ 4,396      $ 3,856      $ 4,353      $ 3,858
***For the period from the inception of Class C, January 3, 1994, through January 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the year ended March 31, 1996, and the two months ended March 31, 1994, and the period ended
   Jauary 31, 1994, the per share distributions in excess of net investment income were $0.004, $0.001 and $0.003, respectively.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
   Fund, the net investment income per share and the ratios would have been:

   Net investment income                                              $  0.22      $  0.23      $  0.24      $  0.25
   Ratios (to average net assets):
    Expenses##                                                          1.79%        1.81%        1.82%        1.84%
    Net investment income                                               3.93%        4.22%        4.32%        4.64%



-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                         Two Months
                                                                              Ended  Period Ended
                                                                          March 31,   January 31,
                                                                               1994       1994***
                                                                  -------------------------------

                                                                  -------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                       $  5.95        $ 5.89
                                                                            -------        ------
Income from investment operations# -
 Net investment income[sec]                                                 $  0.03        $ 0.01
 Net realized and unrealized gain (loss) on investments                       (0.46)         0.06
                                                                            -------        -------
  Total from investment operations                                          $ (0.43)       $ 0.07
                                                                            -------        ------
Less distributions declared to shareholders -
 From net investment income                                                 $ (0.04)       $(0.01)
 In excess of net investment income[dbldag][dbldag]                           (0.00)        (0.00)
 In excess of net realized gain on investments                                  --            --
                                                                            -------        -------
  Total distributions declared to shareholders                              $ (0.04)       $ 0.01)
                                                                            -------       --------
Net asset value - end of period                                             $  5.48        $ 5.95
                                                                            -------       --------
Total return[dbldag]                                                        (7.22)%++       1.25%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                   1.64%+        2.02%+
 Net investment income                                                        3.92%+        1.78%+
Portfolio turnover                                                               8%           38%
Net assets at end of period (000 omitted)                                   $ 1,701        $  917
***For the period from the inception of Class C, January 3, 1994, through January 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the year ended March 31, 1996, and the two months ended March 31, 1994, and the period ended Jauary 31, 1994, the per share distributions in excess of net investment income were $0.004, $0.001 and $0.003, respectively.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                                                    $  0.03           --
   Ratios (to average net assets):
    Expenses##                                                                1.80%+        3.53%+
    Net investment income                                                     3.77%+        0.27%+

See notes to financial statements

--------------------------------------------------------------------------------------------------------------
                                Florida Fund
--------------------------------------------------------------------------------------------------------------
                                                                               Year Ended March 31,
                                                                  --------------------------------------------
                                                                       1998       1997        1996        1995
                                                                  --------------------------------------------
                                                                    Class A
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $   9.64    $  9.82     $  9.60     $  9.65
                                                                    -------    -------     ------      ------
Income from investment operations# -
 Net investment income[sec]                                        $   0.50    $  0.51     $  0.52     $  0.54
 Net realized and unrealized gain (loss) on investments                0.46      (0.18)       0.22        0.02
                                                                    -------    -------     ------      ------
  Total from investment operations                                 $   0.96    $  0.33     $  0.74     $  0.56
                                                                    -------    -------     ------      ------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.50)   $ (0.51)    $ (0.52)    $ (0.54)
 From net realized gain on investments                                   --         --          --       (0.04)
 In excess of net investment income[dbldag][dbldag]                      --         --       (0.00)         --
 In excess of net realized gain on investments                           --         --          --       (0.03)
                                                                   --------    -------     -------     -------
  Total distributions declared to shareholders                     $  (0.50)   $ (0.51)    $ (0.52)    $ (0.61)
                                                                   --------    -------     -------     -------
Net asset value - end of period                                    $  10.10    $  9.64     $  9.82     $  9.60
                                                                   --------    -------     -------     -------
Total return[dbldag]                                                 10.16%      3.43%       7.81%       6.07%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           0.78%      0.86%       0.86%       0.60%
 Net investment income                                                5.03%      5.26%       5.26%       5.75%
Portfolio Turnover                                                      14%        24%         56%        131%
Net assets at end of period (000 omitted)                          $ 77,711    $80,342     $87,553     $89,894
 *For the period from the commencement of the Fund's investment operations [inception of Class A], February 3,
1992, through January 31, 1993.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the year ended March 31, 1996, the per share distributions in excess of the net investment income was $0.0015.
[sec]The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
  Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $   0.49         --     $  0.52     $  0.52
   Ratios (to average net assets):
    Expenses##                                                        0.85%         --       0.90%       0.83%
    Net investment income                                             4.96%         --       5.22%       5.52%



                                                                    Two Months
                                                                         Ended     Year Ended  Period Ended
                                                                     March 31,    January 31,   January 31,
                                                                          1994           1994         1993*
                                                                  -----------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $   10.63       $   9.89       $  9.53
                                                                     ---------       -------        -------
Income from investment operations# -
 Net investment income[sec]                                          $    0.09       $   0.57       $  0.58
 Net realized and unrealized gain (loss) on investments                  (0.98)          0.86          0.36
                                                                     ---------       -------        -------
  Total from investment operations                                   $   (0.89)      $   1.43       $  0.94
                                                                     ---------       -------        -------
Less distributions declared to shareholders -
 From net investment income                                          $   (0.08)      $  (0.57)      $ (0.58)
 From net realized gain on investments                                      --          (0.11)           --
 In excess of net investment income[dbldag][dbldag]                      (0.01)         (0.01)           --
 In excess of net realized gain on investments                              --             --            --
                                                                     ---------       --------       -------
  Total distributions declared to shareholders                       $   (0.09)      $  (0.69)      $ (0.58)
                                                                     ---------       --------       -------
Net asset value - end of period                                      $    9.65       $  10.63       $  9.89
                                                                     ---------       --------       -------
Total return[dbldag]                                                   (8.39)%++       14.71%        10.28%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              0.77%+         0.49%         0.05%+
 Net investment income                                                   5.15%+         5.42%         6.27%+
Portfolio Turnover                                                         19%            53%           54%
Net assets at end of period (000 omitted)                            $ 108,579       $124,131       $74,329
 *For the period from the commencement of the Fund's investment operations [inception of Class A], February 3,
1992, through January 31, 1993.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the year ended March 31, 1996, the per share distributions in excess of the net investment income was $0.0015.
[sec]The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
  Fund, the net investment income per share and the ratios would have been:
   Net investment income                                             $    0.08       $   0.52       $  0.51
   Ratios (to average net assets):
    Expenses##                                                            1.12%+        0.93%         0.81%+
    Net investment income                                                 4.80%+        4.97%         5.51%+

See notes to financial statements

------------------------------------------------------------------------------------------------------------------
                                 Florida Fund
------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended March 31,
                                                                  ------------------------------------------------
                                                                        1998        1997         1996         1995
                                                                  ------------------------------------------------
                                                                     Class B
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $    9.64    $   9.82     $   9.60     $   9.64
                                                                    --------    --------     --------     --------
Income from investment operations# -
 Net investment income[sec]                                        $    0.42    $   0.43     $   0.43     $   0.43
 Net realized and unrealized gain (loss) on investments                 0.45       (0.18)        0.22         0.04
                                                                    --------    --------     --------     --------
  Total from investment operations                                 $    0.87    $   0.25     $   0.65     $   0.47
                                                                    --------    --------     --------     --------
Less distributions declared to shareholders -
 From net investment income                                        $   (0.42)   $  (0.43)    $  (0.43)    $  (0.44)
 From net realized gain on investments                                    --          --           --        (0.04)
 In excess of net investment income[dbldag][dbldag]                       --          --        (0.00)          --
 In excess of net realized gain on investments                            --          --           --        (0.03)
                                                                   ---------   ---------    ---------    ---------
  Total distributions declared to shareholders                     $   (0.42)   $  (0.43)    $  (0.43)    $  (0.51)
                                                                   ---------   ---------    ---------    ---------
Net asset value - end of period                                    $   10.09    $   9.64     $   9.82     $   9.60
                                                                   ---------   ---------    ---------    ---------
Total return                                                           9.18%       2.56%        6.88%        5.06%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.58%       1.72%        1.74%        1.68%
 Net investment income                                                 4.22%       4.40%        4.36%        4.63%
Portfolio Turnover                                                       14%         24%          56%         131%
Net assets at end of period (000 omitted)                          $  16,719    $ 14,701     $ 14,448     $ 12,667
**For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the year ended March 31, 1996, the per share distributions in excess of the net investment income was $0.0012.
[sec]The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
  Fund, the net investment income per share and the ratios would have been:
   Net investment income                                           $    0.41          --     $   0.43     $   0.41
   Ratios (to average net assets):
    Expenses##                                                         1.65%          --        1.78%        1.91%
    Net investment income                                              4.15%          --        4.33%        4.40%



                                                                     Two Months
                                                                          Ended    Period Ended
                                                                      March 31,     January 31,
                                                                           1994          1994**
                                                                  -----------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $    10.62       $   10.69
                                                                     ----------       ---------
Income from investment operations# -
 Net investment income[sec]                                          $     0.07       $    0.18
 Net realized and unrealized gain (loss) on investments                   (0.98)           0.03
                                                                     ----------       ---------
  Total from investment operations                                   $    (0.91)      $    0.21
                                                                     ----------       ---------
Less distributions declared to shareholders -
 From net investment income                                          $    (0.06)      $   (0.17)
 From net realized gain on investments                                       --           (0.10)
 In excess of net investment income[dbldag][dbldag]                       (0.01)          (0.01)
 In excess of net realized gain on investments                               --              --
                                                                     ----------       ---------
  Total distributions declared to shareholders                       $    (0.07)      $   (0.28)
                                                                     ----------       ---------
Net asset value - end of period                                      $     9.64       $   10.62
                                                                     ----------       ---------
Total return                                                            (8.55)%++         4.87%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.82%+          1.64%+
 Net investment income                                                    4.08%+          3.82%+
Portfolio Turnover                                                          19%             53%
Net assets at end of period (000 omitted)                            $    7,995       $   7,244
**For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
##For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the year ended March 31, 1996, the per share distributions in excess of the net investment income was $0.0012.
[sec]The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
  Fund, the net investment income per share and the ratios would have been:
   Net investment income                                             $     0.06       $    0.16
   Ratios (to average net assets):
    Expenses##                                                            2.17%+          2.09%+
    Net investment income                                                 3.72%+          3.38%+

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------
                                 Georgia Fund
-----------------------------------------------------------------------------------------------------------------
                                                                                Year Ended March 31,
                                                                  -----------------------------------------------
                                                                        1998        1997        1996         1995
                                                                  -----------------------------------------------
                                                                     Class A
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  10.38     $ 10.47     $ 10.35     $  10.38
                                                                    --------     -------     -------     --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.56     $  0.56     $  0.54     $   0.57
 Net realized and unrealized gain (loss) on investments                 0.56       (0.10)       0.12           --
                                                                    --------     -------     -------     --------
  Total from investment operations                                  $   1.12     $  0.46     $  0.66     $   0.57
                                                                    --------     -------     -------     --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.55)    $ (0.55)    $ (0.54)    $  (0.56)
 From net realized gain on investments                                    --          --          --        (0.01)
 In excess of net investment income[dbldag][dbldag]                       --          --       (0.00)          --
 In excess of net realized gain on investments                            --          --          --        (0.03)
                                                                   ---------    --------    --------    ---------
  Total distributions declared to shareholders                      $  (0.55)    $ (0.55)    $ (0.54)    $  (0.60)
                                                                   ---------    --------    --------    ---------
Net asset value - end of period                                     $  10.95     $ 10.38     $ 10.47     $  10.35
                                                                   ---------    --------    --------    ---------
Total return[dbldag]                                                   11.02%       4.47%       6.48%        5.65%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                             1.03%       1.03%       1.17%        1.14%
 Net investment income                                                  5.14%       5.34%       5.11%        5.50%
Portfolio turnover                                                        18%         27%         65%          56%
Net assets at end of period (000 omitted)                           $  59,546     $59,843     $68,183     $ 74,432
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the year ended March 31, 1996, the per share distributions in excess of net investment income was $0.003.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
  Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $   0.55     $  0.55     $  0.53     $   0.56
   Ratios (to average net assets):
    Expenses##                                                         1.13%       1.10%       1.27%        1.24%
    Net investment income                                              5.04%       5.27%       5.01%        5.40%



                                                                  Two Months
                                                                       Ended
                                                                   March 31,
                                                                        1994
                                                                  ----------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $ 11.30
                                                                     -------
Income from investment operations# -
 Net investment income[sec]                                          $  0.09
 Net realized and unrealized gain (loss) on investments                (0.92)
                                                                     -------
  Total from investment operations                                   $ (0.83)
                                                                     -------
Less distributions declared to shareholders -
 From net investment income                                          $ (0.06)
 From net realized gain on investments                                    --
 In excess of net investment income[dbldag][dbldag]                    (0.03)
 In excess of net realized gain on investments                            --
                                                                     -------
  Total distributions declared to shareholders                       $ (0.09)
                                                                     -------
Net asset value - end of period                                      $ 10.38
                                                                     -------
Total return[dbldag]                                                 (7.34)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.18%+
 Net investment income                                                 5.05%+
Portfolio turnover                                                        5%
Net assets at end of period (000 omitted)                            $85,878
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the year ended March 31, 1996, the per share distributions in excess of net investment income was $0.003.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
  Fund, the net investment income per share and the ratios would have been:
   Net investment income                                             $  0.09
   Ratios (to average net assets):
    Expenses##                                                         1.28%+
    Net investment income                                              4.95%+

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                Georgia Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended January 31,
                                                                  -----------------------------------------------------------
                                                                       1994        1993        1992         1991         1990
                                                                  -----------------------------------------------------------
                                                                    Class A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.57     $ 10.22     $  9.83     $   9.73     $   9.73
                                                                    -------     -------     -------     --------     --------
Income from investment operations -
 Net investment income[sec]                                         $  0.57     $  0.58     $  0.61     $   0.63     $   0.66
 Net realized gain on investments                                      0.75        0.38        0.46         0.12         0.02
                                                                    -------     -------     -------     --------     --------
  Total from investment operations                                  $  1.32     $  0.96     $  1.07     $   0.75     $   0.68
                                                                    -------     -------     -------     --------     --------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.55)    $ (0.60)    $ (0.66)    $  (0.63)    $  (0.66)
 From net realized gain on investments                                (0.01)      (0.01)      (0.02)       (0.02)       (0.02)
 In excess of net investment income                                   (0.03)         --          --           --           --
                                                                   --------    --------    --------    ---------    ---------
  Total distributions declared to shareholders                      $ (0.59)    $ (0.61)    $ (0.68)    $  (0.65)    $  (0.68)
                                                                   --------    --------    --------    ---------    ---------
Net asset value - end of period                                     $ 11.30     $ 10.57     $ 10.22     $   9.83     $   9.73
                                                                   --------    --------    --------    ---------    ---------
Total return[dbldag]                                                 12.71%       9.56%      11.29%        8.06%        7.19%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                             1.21%       1.08%       0.99%        0.74%        0.42%
 Net investment income                                                5.10%       5.75%       6.08%        6.46%        6.72%
Portfolio turnover                                                      14%         27%         36%          71%          99%
Net assets at end of period (000 omitted)                           $94,407     $64,649     $47,869     $ 29,214     $ 12,628

 *For the period from the commencement of the Fund's investment operations [inception of Class A], June 6,
  1988, through January 31, 1989.
 +Annualized.
[dbldag]Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
  Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $  0.56     $  0.57     $  0.60     $   0.59     $   0.57
   Ratios (to average net assets):
    Expenses                                                          1.31%       1.18%       1.09%        1.11%        1.31%
    Net investment income                                             5.00%       5.65%       5.98%        6.09%        5.83%



                                                                Period Ended
                                                                 January 31,
                                                                       1989*
                                                               -------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $   9.53
                                                                    --------
Income from investment operations -
 Net investment income[sec]                                         $   0.32
 Net realized gain on investments                                       0.14
                                                                    --------
  Total from investment operations                                  $   0.46
                                                                    --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.26)
 From net realized gain on investments                                    --
 In excess of net investment income                                       --
                                                                    --------
  Total distributions declared to shareholders                      $  (0.26)
                                                                    --------
Net asset value - end of period                                     $   9.73
                                                                    --------
Total return[dbldag]                                                   7.57%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses                                                              0.40%+
 Net investment income                                                 6.18%+
Portfolio turnover                                                        --
Net assets at end of period (000 omitted)                           $  4,383
 *For the period from the commencement of the Fund's investment operations
  [inception of Class A], June 6, 1988, through January 31, 1989.
 +Annualized.
[dbldag]Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $   0.29
   Ratios (to average net assets):
    Expenses                                                           1.07%+
    Net investment income                                              5.51%+

See notes to financial statements

---------------------------------------------------------------------------------------------------------------
                                Georgia Fund
---------------------------------------------------------------------------------------------------------------
                                                                               Year Ended March 31,
                                                                  ---------------------------------------------
                                                                       1998        1997        1996        1995
                                                                  ---------------------------------------------
                                                                    Class B
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.38     $ 10.47     $ 10.36     $ 10.38
                                                                    -------     -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.48     $  0.47     $  0.45     $  0.47
 Net realized and unrealized gain (loss) on investments                0.56       (0.09)       0.12        0.02
                                                                    -------     -------     -------     -------
  Total from investment operations                                  $  1.04     $  0.38     $  0.57     $  0.49
                                                                    -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.47)    $ (0.47)    $ (0.46)    $ (0.47)
 From net realized gain on investments                                   --          --          --       (0.01)
 In excess of net investment income[dbldag][dbldag]                      --          --       (0.00)         --
 In excess of net realized gain on investments                           --          --          --       (0.03)
                                                                   --------    --------    --------    --------
  Total distributions declared to shareholders                      $ (0.47)    $ (0.47)    $ (0.46)    $ (0.51)
                                                                   --------    --------    --------    --------
Net asset value - end of period                                     $ 10.95     $ 10.38     $ 10.47     $ 10.36
                                                                   --------    --------    --------    --------
Total return[dbldag]                                                 10.19%       3.63%       5.52%       4.88%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.77%       1.83%       2.00%       1.96%
 Net investment income                                                4.39%       4.53%       4.27%       4.66%
Portfolio turnover                                                      18%         27%         65%         56%
Net assets at end of period (000 omitted)                           $10,871     $ 9,995     $10,205     $ 8,695
**For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the year ended March 31, 1996, the per share distributions in excess of net investment income was $0.002.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
  Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $  0.47     $  0.47          --          --
   Ratios (to average net assets)
    Expenses##                                                        1.87%       1.90%          --          --
    Net investment income                                             4.29%       4.46%          --          --



                                                                 Two Months
                                                                      Ended   Period Ended
                                                                  March 31,    January 31,
                                                                       1994         1994**
                                                                  ------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $11.30        $ 11.26
                                                                     ------        -------
Income from investment operations# -
 Net investment income[sec]                                          $ 0.07        $  0.19
 Net realized and unrealized gain (loss) on investments               (0.91)          0.05
                                                                     ------        -------
  Total from investment operations                                   $(0.84)       $  0.24
                                                                     ------        -------
Less distributions declared to shareholders -
 From net investment income                                          $(0.07)       $ (0.18)
 From net realized gain on investments                                   --          (0.01)
 In excess of net investment income[dbldag][dbldag]                   (0.01)         (0.01)
 In excess of net realized gain on investments                           --             --
                                                                     ------        -------
  Total distributions declared to shareholders                       $(0.08)       $ (0.20)
                                                                     ------        -------
Net asset value - end of period                                      $10.38        $ 11.30
                                                                     ------        -------
Total return[dbldag]                                                (7.47)%++        5.34%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.99%+         1.97%+
 Net investment income                                                4.17%+         3.83%+
Portfolio turnover                                                       5%            14%
Net assets at end of period (000 omitted)                            $6,631        $ 5,766
**For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the year ended March 31, 1996, the per share distributions in excess of net investment income was $0.002.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
  Fund, the net investment income per share and the ratios would have been:
   Net investment income                                                 --             --
   Ratios (to average net assets)
    Expenses##                                                           --             --
    Net investment income                                                --             --

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------
                                Maryland Fund
-----------------------------------------------------------------------------------------------------------------
                                                                                Year Ended March 31,
                                                                  -----------------------------------------------
                                                                        1998         1997        1996        1995
                                                                  -----------------------------------------------
                                                                     Class A
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  10.89     $  11.04    $  10.94    $  10.89
                                                                    -------      -------     --------    --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.54     $   0.57    $   0.57    $   0.59
 Net realized and unrealized gain (loss) on investments                 0.59        (0.16)       0.09        0.09
                                                                    -------      --------    --------    --------
  Total from investment operations                                  $   1.13     $   0.41    $   0.66    $   0.68
                                                                    -------      --------    --------    --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.54)    $  (0.56)   $  (0.56)   $  (0.59)
 From net realized gain on investments                                    --           --          --          --
 In excess of net investment income[dbldag][dbldag]                    (0.01)          --          --       (0.00)
 In excess of net realized gain on investments                            --           --          --       (0.04)
                                                                    --------     --------    --------    --------
  Total distributions declared to shareholders                      $  (0.55)    $  (0.56)   $  (0.56)   $  (0.63)
                                                                    --------     --------    --------    --------
Net asset value - end of period                                     $  11.47     $  10.89    $  11.04    $  10.94
                                                                    --------     --------    --------    --------
Total return[dbldag]                                                  10.57%        3.75%       6.17%       6.51%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.09%        1.12%       1.19%       1.21%
 Net investment income                                                 4.79%        5.21%       5.10%       5.46%
Portfolio turnover                                                       21%          22%         15%         31%
Net assets at end of period (000 omitted)                           $126,018     $126,405    $139,297    $145,361
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the
[dbldag][dbldag]For the year ended March 31, 1995, the per share distributions in excess of net investment income was $0.003.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
  Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $   0.53     $   0.57          --          --
   Ratios (to average net assets):
    Expenses##                                                         1.19%        1.19%          --          --
    Net investment income                                              4.69%        5.14%          --          --



                                                                    Two Months
                                                                         Ended     Year Ended
                                                                     March 31,    January 31,
                                                                          1994           1994
                                                                  ---------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $   11.81       $  11.40
                                                                     ---------       -------
Income from investment operations# -
 Net investment income[sec]                                          $    0.10       $   0.62
 Net realized and unrealized gain (loss) on investments                  (0.92)          0.53
                                                                     ---------       -------
  Total from investment operations                                   $   (0.82)      $   1.15
                                                                     ---------       -------
Less distributions declared to shareholders -
 From net investment income                                          $   (0.06)      $  (0.61)
 From net realized gain on investments                                      --          (0.07)
 In excess of net investment income[dbldag][dbldag]                      (0.04)         (0.04)
 In excess of net realized gain on investments                              --          (0.02)
                                                                     ---------       --------
  Total distributions declared to shareholders                       $   (0.10)      $  (0.74)
                                                                     ---------       --------
Net asset value - end of period                                      $   10.89       $  11.81
                                                                     ---------       --------
Total return[dbldag]                                                   (6.96)%++       10.27%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.23%+         1.25%
 Net investment income                                                   4.97%+         5.42%
Portfolio turnover                                                          1%            25%
Net assets at end of period (000 omitted)                            $ 161,290       $173,419
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the
[dbldag][dbldag]For the year ended March 31, 1995, the per share distributions in excess of net investment income was $0.003.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
  Fund, the net investment income per share and the ratios would have been:
   Net investment income                                                    --             --
   Ratios (to average net assets):
    Expenses##                                                              --             --
    Net investment income                                                   --             --

See notes to financial statements

---------------------------------------------------------------------------
                                Maryland Fund
---------------------------------------------------------------------------
Year Ended January 31,                                                 1993
---------------------------------------------------------------------------
                                                                    Class A
---------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.20
                                                                   -------
Income from investment operations -
 Net investment income                                             $   0.67
 Net realized and unrealized gain (loss) on investments                0.24
                                                                   -------
  Total from investment operations                                 $   0.91
                                                                   -------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.69)
 From net realized gain on investments                             $  (0.02)
 Paid in captial                                                         --
                                                                   --------
  Total distributions declared to shareholders                     $  (0.71)
                                                                   --------
Net asset value - end of period                                    $  11.40
                                                                   --------
Total return[dbldag]                                                  8.34%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                             1.14%
 Net investment income                                                6.13%
Portfolio turnover                                                       5%
Net assets at end of period (000 omitted)                          $145,794



-----------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                 1992        1991        1990        1989        1988
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  10.97    $  10.79     $ 10.76     $ 10.62     $ 11.20
                                                                   -------     -------      -------     -------     -------
Income from investment operations -
 Net investment income                                             $   0.70    $   0.70     $  0.69     $  0.69     $  0.68
 Net realized and unrealized gain (loss) on investments                0.31        0.19        0.04        0.14       (0.57)
                                                                   -------     -------      -------     -------     -------
  Total from investment operations                                 $   1.01    $   0.89     $  0.73     $  0.83     $  0.11
                                                                   -------     -------      -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.76)   $  (0.70)    $ (0.69)    $ (0.69)    $ (0.67)
 From net realized gain on investments                             $  (0.02)   $  (0.01)    $ (0.01)         --       (0.01)
 Paid in captial                                                         --          --          --          --     $ (0.01)
                                                                   --------    --------    --------    --------    --------
  Total distributions declared to shareholders                     $  (0.78)   $  (0.71)    $ (0.70)    $ (0.69)    $ (0.69)
                                                                   --------    --------    --------    --------    --------
Net asset value - end of period                                    $  11.20    $  10.97     $ 10.79     $ 10.76     $ 10.62
                                                                   --------    --------    --------    --------    --------
Total return[dbldag]                                                  9.55%       8.51%       6.90%       8.15%       1.25%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                             1.16%       1.17%       1.18%       1.14%       1.10%
 Net investment income                                                6.32%       6.45%       6.33%       6.52%       6.47%
Portfolio turnover                                                       9%         41%         58%         34%         13%
Net assets at end of period (000 omitted)                          $119,120    $101,742     $93,175     $84,380     $79,906

[dbldag]Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

---------------------------------------------------------------------------------------------------------------
                                Maryland Fund
---------------------------------------------------------------------------------------------------------------
                                                                               Year Ended March 31,
                                                                  ---------------------------------------------
                                                                       1998        1997        1996        1995
                                                                  ---------------------------------------------
                                                                    Class B
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.88     $ 11.03     $ 10.93     $ 10.88
                                                                    -------     -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.47     $  0.50     $  0.48     $  0.51
 Net realized and unrealized gain (loss) on investments                0.60       (0.17)       0.10        0.09
                                                                    -------     -------     -------     -------
  Total from investment operations                                  $  1.07     $  0.33     $  0.58     $  0.60
                                                                    -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.47)    $ (0.48)    $ (0.48)    $ (0.51)
 From net realized gain on investments                                   --          --          --          --
 In excess of net investment income[dbldag][dbldag]                   (0.01)         --          --       (0.00)
 In excess of net realized gain on investments                           --          --          --       (0.04)
                                                                   --------    --------    --------    --------
  Total distributions declared to shareholders                      $ (0.48)    $ (0.48)    $ (0.48)    $ (0.55)
                                                                   --------    --------    --------    --------
Net asset value - end of period                                     $ 11.47     $ 10.88     $ 11.03     $ 10.93
                                                                   --------    --------    --------    --------
Total return                                                          9.96%       3.03%       5.41%       5.75%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.74%       1.82%       1.91%       1.93%
 Net investment income                                                4.12%       4.50%       4.36%       4.73%
Portfolio turnover                                                      21%         22%         15%         31%
Net assets at end of period (000 omitted)                           $21,622     $17,379     $13,694     $11,168
**For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the year ended March 31, 1995, the per share distributions in excess of net investment income was $0.003.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
  Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $  0.46     $  0.49          --          --
   Ratios (to average net assets):
    Expenses##                                                        1.84%       1.89%          --          --
    Net investment income                                             4.02%       4.43%          --          --



                                                                    Two Months
                                                                         Ended   Period Ended
                                                                     March 31,    January 31,
                                                                          1994         1994**
                                                                  ---------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $   11.80        $ 11.88
                                                                     ---------        -------
Income from investment operations# -
 Net investment income[sec]                                          $    0.08        $  0.22
 Net realized and unrealized gain (loss) on investments                  (0.91)         (0.01)
                                                                     ---------        -------
  Total from investment operations                                   $   (0.83)       $  0.21
                                                                     ---------        -------
Less distributions declared to shareholders -
 From net investment income                                          $   (0.08)       $ (0.21)
 From net realized gain on investments                                      --          (0.05)
 In excess of net investment income[dbldag][dbldag]                      (0.01)         (0.01)
 In excess of net realized gain on investments                              --          (0.02)
                                                                     ---------        -------
  Total distributions declared to shareholders                       $   (0.09)       $ (0.29)
                                                                     ---------        -------
Net asset value - end of period                                      $   10.88        $ 11.80
                                                                     ---------        -------
Total return                                                           (7.08)%++        4.45%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                              1.95%+         1.81%+
 Net investment income                                                   4.19%+         4.23%+
Portfolio turnover                                                          1%            25%
Net assets at end of period (000 omitted)                            $   6,478        $ 5,345
**For the period from the inception of Class B, September 7, 1993, through January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the year ended March 31, 1995, the per share distributions in excess of net investment income was $0.003.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
  Fund, the net investment income per share and the ratios would have been:
   Net investment income                                                    --             --
   Ratios (to average net assets):
    Expenses##                                                              --             --
    Net investment income                                                   --             --

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------
                              Massachusetts Fund
-----------------------------------------------------------------------------------------------------------------
                                                                                Year Ended March 31,
                                                                  -----------------------------------------------
                                                                        1998         1997        1996        1995
                                                                  -----------------------------------------------
                                                                     Class A
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  10.86    $   10.98    $  10.84    $  10.90
                                                                    -------      --------    --------    --------
Income from investment operations# -
 Net investment income[sec]                                         $   0.58    $    0.61    $   0.60    $   0.64
 Net realized and unrealized gain (loss) on investments                 0.48        (0.14)       0.14       (0.03)
                                                                    -------      --------    --------    --------
  Total from investment operations                                  $   1.06    $    0.47    $   0.74    $   0.61
                                                                    -------      --------    --------    --------
Less distributions declared to shareholders -
 From net investment income                                         $  (0.58)   $   (0.59)   $  (0.60)   $  (0.64)
 From net realized gain on investments                                    --           --          --       (0.02)
 In excess of net investment income[dbldag][dbldag]                    (0.00)          --       (0.00)         --
 In excess of net realized gain on investments                            --           --          --       (0.01)
                                                                    --------    ---------   ---------   ---------
  Total distributions declared to shareholders                      $  (0.58)   $   (0.59)   $  (0.60)   $  (0.67)
                                                                    --------    ---------   ---------   ---------
Net asset value - end of period                                     $  11.34    $   10.86    $  10.98    $  10.84
                                                                    --------    ---------   ---------   ---------
Total return[dbldag]                                                   9.99%        4.39%       6.95%       5.89%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ##                                                           1.06%        1.12%       1.17%       1.17%
 Net investment income                                                 5.18%        5.55%       5.44%       6.01%
Portfolio turnover                                                       24%          33%         31%         31%
Net assets at end of period (000 omitted)                           $237,861    $ 234,874    $249,497    $262,551
 +Annualized.
++Not Annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the years ended March 31, 1998 and March 31, 1996, the per share distributions in excess of net investment income were $0.002 and $0.002, respectively.
[sec] The investment advisor and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $   0.57    $    0.60          --          --
   Ratios (to average net assets):
    Expenses##                                                         1.16%        1.19%          --          --
    Net investment income                                              5.08%        5.48%          --          --



                                                                     Two Months
                                                                          Ended  Period Ended
                                                                      March 31,   January 31,
                                                                           1994          1994
                                                                  ----------------- -------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $    11.75       $  11.41
                                                                     ----------       --------
Income from investment operations# -
 Net investment income[sec]                                          $     0.11       $   0.64
 Net realized and unrealized gain (loss) on investments                   (0.85)          0.58
                                                                     ----------       --------
  Total from investment operations                                   $    (0.74)      $   1.22
                                                                     ----------       --------
Less distributions declared to shareholders -
 From net investment income                                          $    (0.07)      $  (0.64)
 From net realized gain on investments                                       --          (0.20)
 In excess of net investment income[dbldag][dbldag]                       (0.04)         (0.04)
 In excess of net realized gain on investments                               --             --
                                                                     ----------      ---------
  Total distributions declared to shareholders                       $    (0.11)      $  (0.88)
                                                                     ----------      ---------
Net asset value - end of period                                      $    10.90       $  11.75
                                                                     ----------      ---------
Total return[dbldag]                                                    (6.34)%++       11.02%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses ##                                                              1.19%+         1.19%
 Net investment income                                                    5.64%+         5.71%
Portfolio turnover                                                           4%            30%
Net assets at end of period (000 omitted)                            $  277,748       $300,894
 +Annualized.
++Not Annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag]Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
[dbldag][dbldag]For the years ended March 31, 1998 and March 31, 1996, the per share distributions in excess of net investment income were $0.002 and $0.002, respectively.
[sec] The investment advisor and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                                     --             --
   Ratios (to average net assets):
    Expenses##                                                               --             --
    Net investment income                                                    --             --

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------
                             Massachusetts Fund
---------------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                                 1993        1992        1991        1990        1989
---------------------------------------------------------------------------------------------------------------------------
                                                                    Class A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.05    $  10.68    $  10.58    $  10.65    $  10.60
                                                                   --------    --------    --------    --------    --------
Income from investment operations -
 Net investment income                                             $   0.68    $   0.73    $   0.71    $   0.72    $   0.72
 Net realized and unrealized gain (loss) on investments                0.39        0.43        0.11       (0.07)      0.05
                                                                   --------    --------    --------    --------    --------
  Total from investment operations                                 $   1.07    $   1.16    $   0.82    $   0.65    $   0.77
                                                                   --------    --------    --------    --------    --------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.71)   $  (0.78)   $  (0.72)   $  (0.72)   $  (0.72)
 From net realized gain on investments                                   --       (0.01)         --          --          --
                                                                  ---------   ---------   ---------   ---------   ---------
  Total distributions declared to shareholders                     $  (0.71)   $  (0.79)   $  (0.72)   $  (0.72)   $  (0.72)
                                                                  ---------   ---------   ---------   ---------   ---------
Net asset value - end of period                                    $  11.41    $  11.05    $  10.68    $  10.58    $  10.65
                                                                  ---------   ---------   ---------   ---------   ---------
Total return[dbldag]                                                 10.03%      11.23%       8.12%       6.28%       7.65%
Ratios (to average net assets)/Supplemental data:
 Expenses                                                             1.08%       1.06%       1.07%       1.10%       1.07%
 Net investment income                                                6.33%       6.65%       6.74%       6.75%       6.90%
Portfolio turnover                                                      32%         51%         43%         52%         26%
Net assets at end of period (000 omitted)                          $270,778    $239,311    $213,679    $215,381    $212,763

[dbldag]Total returns for Class A shares do not include the applicable sales charge (except for dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

----------------------------------------------------------------------------------------------------------------
                             Massachusetts Fund
----------------------------------------------------------------------------------------------------------------
                                                                                Year Ended March 31,
                                                                  ----------------------------------------------
                                                                       1998         1997        1996        1995
                                                                  ----------------------------------------------
                                                                    Class B
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.87     $  10.99    $  10.84    $  10.90
                                                                    -------     --------    --------    --------
Income from investment operations# -
 Net investment income[sec]                                         $  0.51     $   0.53    $   0.52    $   0.55
 Net realized and unrealized gain (loss) on investments                0.48        (0.13)       0.15       (0.02)
                                                                    -------     --------    --------    --------
  Total from investment operations                                  $  0.99     $   0.40    $   0.67    $   0.53
                                                                    -------     --------    --------    --------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.51)    $  (0.52)   $  (0.52)   $  (0.56)
 From net realized gain on investments                                   --           --          --       (0.02)
 In excess of net investment income[dbldag][dbldag]                   (0.00)          --       (0.00)         --
 In excess of net realized gain on investments                           --           --          --       (0.01)
                                                                   --------    ---------   ---------   ---------
  Total distributions declared to shareholders                      $ (0.51)    $  (0.52)   $  (0.52)   $  (0.59)
                                                                   --------    ---------   ---------   ---------
Net asset value - end of period                                     $ 11.35     $  10.87    $  10.99    $  10.84
                                                                   --------    ---------   ---------   ---------
Total return                                                          9.25%        3.66%       6.27%       5.13%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.71%        1.81%       1.90%       1.89%
 Net investment income                                                4.52%        4.81%       4.71%       5.27%
Portfolio turnover                                                      24%          33%         51%         31%
Net assets at end of period (000 omitted)                           $18,750     $ 15,204    $ 11,316    $  8,676
 *For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through January
31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the years ended March 31, 1998 and March 31, 1996, the per share distributions in excess of net investment income were $0.0016 and $0.0013, respectively.
 [sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods
 indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
   Net investment income                                            $  0.50     $   0.52          --          --
   Ratios (to average net assets):
    Expenses##                                                        1.81%        1.88%          --          --
    Net investment income                                             4.42%        4.74%          --          --



                                                                     Two Months
                                                                          Ended   Period Ended
                                                                      March 31,    January 31,
                                                                           1994          1994*
                                                                  ----------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $    11.75       $  11.91
                                                                     ----------       --------
Income from investment operations# -
 Net investment income[sec]                                          $     0.09       $   0.23
 Net realized and unrealized gain (loss) on investments                   (0.85)          0.04
                                                                     ----------       --------
  Total from investment operations                                   $    (0.76)      $   0.27
                                                                     ----------       --------
Less distributions declared to shareholders -
 From net investment income                                          $    (0.09)      $  (0.22)
 From net realized gain on investments                                       --          (0.20)
 In excess of net investment income[dbldag][dbldag]                          --          (0.01)
 In excess of net realized gain on investments                               --             --
                                                                     ----------       --------
  Total distributions declared to shareholders                       $    (0.09)      $  (0.43)
                                                                     ----------       --------
Net asset value - end of period                                      $    10.90       $  11.75
                                                                     ----------       --------
Total return                                                            (6.46)%++        5.89%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                               1.91%+         1.81%+
 Net investment income                                                    4.89%+         4.62%+
Portfolio turnover                                                           4%            30%
Net assets at end of period (000 omitted)                            $    4,993       $  4,191
 *For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through
  January 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to January 31, 1994, is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
[dbldag][dbldag]For the years ended March 31, 1998 and March 31, 1996, the per share distributions in excess of net investment income were $0.0016 and $0.0013, respectively.
[sec]The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the
  Fund, the net investment income per share and the ratios would have been:
   Net investment income                                                     --             --
   Ratios (to average net assets):
    Expenses##                                                               --             --
    Net investment income                                                    --             --

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Municipal Series Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of 16 Funds, as follows: MFS Municipal Income Fund, MFS Alabama Municipal Bond Fund* (Alabama Fund), MFS Arkansas Municipal Bond Fund* (Arkansas Fund), MFS California Municipal Bond Fund* (California Fund), MFS Florida Municipal Bond Fund* (Florida Fund), MFS Georgia Municipal Bond Fund* (Georgia Fund), MFS Maryland Municipal Bond Fund* (Maryland Fund), MFS Massachusetts Municipal Bond Fund* (Massachusetts Fund), MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund. Each Fund, except MFS Municipal Income Fund, is non-diversified.

*The Funds denoted with an asterisk above are included within these financial statements.


(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each Fund invests primarily in the securities of a single state and its political subdivisions, each Fund is vulnerable to the effects of changes in the legal and economic environment of the particular state.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Futures Contracts - Each Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Each Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in index contracts, or contracts on related options, for purposes other than hedging may be made when a Fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Indexed Securities - Each Fund may invest in indexed securities whose value may be linked to interest rates, commodities, indices, or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Trust's custodian fee is calculated as a percentage of each Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by each Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

During the year ended March 31, 1998, the following amounts were reclassified from accumulated undistributed (distribution in excess) net investment income to accumulated net realized gain (loss) on investments due to differences between book and tax accounting for accrued market discount on disposal of securities:

     Alabama     Arkansas     California     Florida     Georgia     Maryland    Massachusetts
        Fund         Fund           Fund        Fund        Fund         Fund             Fund
----------------------------------------------------------------------------------------------
     $28,902       $3,498        $52,809          --          --      $62,457          $39,030

These changes had no effect on the net assets or net asset value per share of the Funds.

At March 31, 1998, the following Funds, for federal income tax purposes, had capital loss carryforwards which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration.

                       Arkansas     California        Florida        Georgia       Maryland   Massachusetts
Expiration Date            Fund           Fund           Fund           Fund           Fund            Fund
-----------------------------------------------------------------------------------------------------------
March 31, 2002       $       --     $       --     $       --     $       --     $       --      $       --
March 31, 2003               --      7,496,770      5,923,777      1,531,967             --       1,413,007
March 31, 2004        7,076,376        403,290             --      1,339,129      3,351,077       1,732,935
March 31, 2005          215,971        588,165      1,290,661             --      1,055,172         405,182
March 31, 2006               --             --        781,761             --             --              --
                    -----------     ----------    -----------    -----------    -----------    ------------
 Total               $7,292,347     $8,488,225     $7,996,199     $2,871,096     $4,406,249      $3,551,124

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.


(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, with respect to each Fund, which is reflected as a reduction of expenses in the Statement of Operations.

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of each Fund's average daily net assets:

  First $1 billion                0.0150%
  Next $1 billion                 0.0125%
  Next $1 billion                 0.0100%
  In excess of $3 billion         0.0000%

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation for the year ended March 31, 1998, is a net periodic pension expense for each Fund, as follows:

    Alabama     Arkansas     California     Florida     Georgia     Maryland    Massachusetts
       Fund         Fund           Fund        Fund        Fund         Fund             Fund
---------------------------------------------------------------------------------------------
     $4,668       $4,264         $3,680      $4,239      $5,555       $5,425           $5,336

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $14,663, $23,166, $45,709, $18,009, $16,416, $40,185, and $43,427 for the year ended March 31, 1998 as its portion of the sales charge on sales of Class A shares of the Alabama, Arkansas, California, Florida, Georgia, Maryland, and Massachusetts Funds, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:


Each Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $56,164, $31,646, $14,977, $47,562, and $164,611 for the Alabama, Arkansas, California, Maryland and Massachusetts Funds, for the year ended March 31, 1998. Fees incurred under the distribution plan during the year ended March 31, 1998, were 0.25%, 0.10%, 0.25%, 0.35%, and 0.35% of each Fund's average daily net assets attributable to Class A shares on an annualized basis for the Alabama, Arkansas, California, Maryland and Massachusetts Funds, respectively. Payments of the 0.10% per annum distribution fee will commence on such date as the Trustees may determine for the Alabama, Arkansas, and Georgia Funds. Payments of the 0.35% per annum distribution and service fee by the California and Florida Funds will commence on such date as the Trustees may determine. In the case of the Arkansas Fund, 0.10% of the service fee is currently being paid by the Fund; payment of the remaining portion of the service fee will become payable on such date as the Trustees may determine.

Each Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. Except in the case of the up to 0.25% per annum first year service fee, payments by the California and Florida Funds will commence on such date to be determined by the Trustees. With the exception of the up to 0.25% per annum first year service fee, the Arkansas Fund service fee is currently 0.10% per annum on Class B shares held over one year. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8,421, $2,873, $84,822, $6,315, $5,165, and $2,218 for the Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts Funds, respectively for Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,944 for the California Fund Class C shares. Fees incurred under the distribution plan during the year ended March 31, 1998, were 1.00%, 0.90%, 0.81%, 0.80%, 1.00%, 1.00%, and 1.00%, of each of the Fund's average daily net assets attributable to Class B shares for the Alabama, Arkansas, California, Florida, Georgia, Maryland and Massachusetts Funds, respectively, on an annualized basis. Fees incurred under the distribution plan during the year ended March 31, 1998 were 1.00% of the Fund's average daily net assets attributable to Class C shares for the California Fund on an annualized basis.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 1998, on Class A, Class B, and Class C shares were as follows:

                 Alabama     Arkansas     California      Florida     Georgia    Maryland   Massachusetts
CDSC imposed        Fund         Fund           Fund         Fund        Fund        Fund            Fund
---------------------------------------------------------------------------------------------------------
Class A           $   --      $     2        $14,977      $    12     $    --     $     1         $    --
Class B           $8,330      $25,612        $84,822      $41,233     $46,591     $49,229         $36,343
Class C           $   --      $    --        $ 2,944      $    --     $    --     $    --         $    --

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.13%.


(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations were as follows (000 omitted):

               Alabama    Arkansas     California      Florida     Georgia    Maryland   Massachusetts
                  Fund        Fund           Fund         Fund        Fund        Fund            Fund
------------------------------------------------------------------------------------------------------
Purchases      $17,533     $20,866       $128,109      $13,381     $12,088     $30,123         $59,811
Sales           20,391      40,387        142,368       15,884      14,283      36,434          65,687

The cost and unrealized appreciation or depreciation in value of the investments owned by the Funds, as computed on a federal income tax basis, are as follows (000 omitted):

                                  Alabama     Arkansas   California     Florida      Georgia      Maryland Massachusetts
                                     Fund         Fund         Fund        Fund         Fund          Fund          Fund
------------------------------------------------------------------------------------------------------------------------
Aggregate cost                    $76,842     $128,594     $238,724     $85,460      $62,233      $134,876      $231,031
                                  -------     --------     --------     -------      -------      --------      --------
Gross unrealized appreciation     $ 6,681     $ 11,605     $ 23,671     $ 8,825      $ 7,078      $ 13,027      $ 23,412
Gross unrealized depreciation         (36)        (205)        (108)        (65)          (9)          (10)       (2,344)
                                  -------     --------     --------     -------      ---------    --------      --------
Net unrealized appreciation       $ 6,645     $ 11,400     $ 23,563     $ 8,760      $ 7,069      $ 13,017      $ 21,068
                                  -------     --------     --------     -------      --------     --------      --------

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each fund. Transactions in each Fund's shares were as follows:

                                                          Alabama Fund               Arkansas Fund            California Fund
Class A Shares                                 -------------------------- -------------------------- -------------------------
Year Ended March 31, 1998 (000 Omitted)          Shares         Amount       Shares         Amount       Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                         248       $  2,668          551      $   5,518        6,423    $   36,766
Shares issued to shareholders in reinvestment
 of distributions                                   186          2,008          313          3,146          825         4,716
Shares reacquired                                  (781)        (8,405)      (2,535)       (25,349)     (11,403)      (65,027)
                                                   ----       --------       ------      ---------      -------    ----------
 Net decrease                                      (347)      $ (3,729)      (1,671)     $ (16,685)      (4,155)   $  (23,545)
                                                   ----       --------       ------      ---------      -------    ----------


Year Ended March 31, 1997 (000 Omitted)          Shares         Amount       Shares         Amount       Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold                                         241       $  2,533          892      $   8,719       25,463    $  140,414
Shares issued to shareholders in reinvestment
 of distributions                                   192          2,024          368          3,589        1,024         5,658
Shares reacquired                                  (933)        (9,831)      (4,159)       (40,524)     (31,073)     (171,472)
                                                  -----       --------       ------      ---------      -------    ----------
 Net decrease                                      (500)      $ (5,274)      (2,899)     $ (28,216)      (4,586)   $  (25,400)
                                                  -----       --------       ------      ---------      -------    ----------


                                                         Florida Fund         Georgia Fund            Maryland Fund
                                               ------------------------ -------------------- ------------------------
Year Ended March 31, 1998 (000 Omitted)           Shares       Amount   Shares      Amount      Shares       Amount
---------------------------------------------------------------------------------------------------------------------
Shares sold                                        1,398    $  14,053      285    $  3,091         557    $   6,253
Shares issued to shareholders in reinvestment
 of distributions                                    151        1,503      150       1,625         285        3,232
Shares reacquired                                 (2,188)     (21,913)    (761)     (8,210)     (1,469)     (16,503)
                                                  ------    ---------     ----    --------      ------    ---------
 Net decrease                                       (639)    $ (6,357)    (326)   $ (3,494)       (627)    $ (7,018)
                                                  ------    ---------     ----    --------      ------    ---------


Year Ended March 31, 1997 (000 Omitted)           Shares       Amount      Shares       Amount      Shares       Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                        4,179    $  40,872         285    $   2,988         483    $   5,314
Shares issued to shareholders in reinvestment
 of distributions                                    175        1,710         169        1,776         323        3,556
Shares reacquired                                 (4,933)     (48,215)     (1,204)     (12,622)     (1,816)     (19,969)
                                                  ------    ---------      ------    ---------      ------    ---------
 Net decrease                                       (579)    $ (5,633)       (750)    $ (7,858)     (1,010)   $ (11,099)
                                                  ------    ---------      ------    ---------      ------    ---------

                                                      Massachusetts Fund
Class A Shares                                ----------------------------
Year Ended March 31, 1998 (000 Omitted)          Shares           Amount
--------------------------------------------------------------------------
Shares sold                                       5,740        $  64,430
Shares issued to shareholders in reinvestment
 of distributions                                   519            5,838
Shares reacquired                                (6,917)         (77,656)
                                                 ------        ---------
 Net decrease                                      (658)       $  (7,388)
                                                 ------        ---------

Year Ended March 31, 1997 (000 Omitted)          Shares           Amount
--------------------------------------------------------------------------
Shares sold                                       5,022        $  54,988
Shares issued to shareholders in reinvestment
 of distributions                                   543            5,952
Shares reacquired                                (6,660)         (72,947)
                                                 ------        ---------
 Net decrease                                    (1,095)       $ (12,007)
                                                 ------        ---------


                                                          Alabama Fund              Arkansas Fund           California Fund
Class B Shares                                 -------------------------- -------------------------- -----------------------
Year Ended March 31, 1998 (000 Omitted)          Shares         Amount      Shares         Amount       Shares       Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                         132       $  1,419          99       $    997        1,926     $ 11,020
Shares issued to shareholders in reinvestment
 of distributions                                    17            184          14            145          139          796
Shares reacquired                                   (96)        (1,032)       (165)        (1,670)      (1,220)      (6,978)
                                                    ---       --------        ----       --------       ------     --------
Net increase (decrease)                              53       $    571         (52)      $   (528)         845     $  4,838
                                                    ---       --------        ----       --------       ------     --------

Year Ended March 31, 1997 (000 Omitted)          Shares         Amount      Shares         Amount       Shares       Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                         137       $  1,447          93       $    908        1,772     $  9,775
Shares issued to shareholders in reinvestment
 of distributions                                    15            156          16            158          136          753
Shares reacquired                                   (41)          (437)       (148)        (1,448)      (1,490)      (8,212)
                                                  -----       --------       -----       --------       ------     --------
 Net increase (decrease)                            111       $  1,166         (39)      $   (382)         418     $  2,316
                                                  -----       --------       -----       --------       ------     --------


                                                          Florida Fund               Georgia Fund             Maryland Fund
                                               -------------------------- -------------------------- ------------------------
Year Ended March 31, 1998 (000 Omitted)          Shares         Amount      Shares         Amount      Shares        Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                         413       $  4,149         228       $  2,467         512      $  5,761
Shares issued to shareholders in reinvestment
 of distributions                                    22            217          20            216          42           472
Shares reacquired                                  (304)        (3,055)       (218)        (2,355)       (265)       (2,997)
                                                   ----       --------        ----       --------        ----      --------
Net increase                                        131       $  1,311          30       $    328         289      $  3,236
                                                   ----       --------        ----       --------        ----      --------

Year Ended March 31, 1997 (000 Omitted)          Shares         Amount      Shares         Amount      Shares        Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold                                         298       $  2,980         201       $  2,101         542      $  5,964
Shares issued to shareholders in reinvestment
 of distributions                                    25            243          22            225          34           379
Shares reacquired                                  (269)        (2,696)       (236)        (2,459)       (220)       (2,424)
                                                  -----       --------       -----       --------       -----      --------
 Net increase (decrease)                             54       $    527         (13)      $   (133)        356      $  3,919
                                                  -----       --------       -----       --------       -----      --------


                                           Massachusetts Fund
                                         ----------------------
Year Ended March 31, 1998 (000 Omitted)  Shares        Amount
---------------------------------------------------------------
Shares sold                                 413      $  4,647
Shares issued to shareholders in
 reinvestment of distributions               40           446
Shares reacquired                          (200)       (2,240)
                                           ----      --------
 Net increase                               253      $  2,853
                                           ----      --------

                                                   Massachusetts Fund
Class B Shares (continued)                       ----------------------
Year Ended March 31, 1997 (000 Omitted)          Shares        Amount
-----------------------------------------------------------------------
Shares sold                                         546      $  5,976
Shares issued to shareholders in reinvestment
 of distributions                                    35           383
Shares reacquired                                  (212)       (2,324)
                                                   ----      --------
 Net increase                                       369      $  4,035
                                                   ----      --------


                                                            California Fund
Class C Shares                                   --------------------------
Year Ended March 31, 1998 (000 Omitted)             Shares           Amount
---------------------------------------------------------------------------
Shares sold                                            354         $  2,022
Shares issued to shareholders in reinvestment
 of distributions                                       16               91
Shares reacquired                                     (317)          (1,794)
                                                      ----         --------
 Net increase                                           53         $    319
                                                      ----         --------

Year Ended March 31, 1997 (000 Omitted)             Shares           Amount
---------------------------------------------------------------------------
Shares sold                                            312         $  1,727
Shares issued to shareholders in reinvestment
 of distributions                                       14               80
Shares reacquired                                     (411)          (2,275)
                                                     -----         --------
 Net decrease                                          (85)        $   (468)
                                                     -----         --------

(6) Line of Credit

The Trust and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the Funds for the year ended March 31, 1998, ranged from $395 to $1,440.


(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


Futures Contracts

                                                                                     Unrealized
Fund                      Description     Expiration     Contracts     Position    Appreciation
-------------------------------------------------------------------------------------------------
Alabama Fund     Municipal Bond Index      June 1998         30          Long           $2,615

At March 31, 1998, the Alabama Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

Independent Auditors' Report

To The Trustees of MFS Municipal Trust and Shareholders of the Portfolios of MFS Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund (portfolios of MFS Municipal Series Trust) as of March 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended March 31, 1998, the two months ended March 31, 1994, and each of the years in the six-year period ended January 31, 1994, (except for MFS California Municipal Bond Fund which is for each of the years in the four-year period ended March 31, 1998, the two months ended March 31, 1994, the eleven months ended January 31, 1994, and for each of the years in the six-year period ended February 28, 1993). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios of MFS Municipal Series Trust at March 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
May 8, 1998

                                   Good News!


                                    [GRAPHIC]
                                      ROTH
                             ANOTHER MFS IRA CHOICE
                                   TRADITIONAL


                            Now two MFS IRA choices.


Here's good news for millions of Americans. Recent tax legislation has brought about the introduction of the new Roth Individual Retirement Account (IRA) and, along with it, some attractive new advantages for investors -- like added flexibility and earnings that are never taxed.*

But along with Roth IRAs have come many questions as well . . . about how the account works, about how it compares to traditional IRAs, and about whether it fits in with your specific situation.

If you'd like answers to questions like these, may we suggest two convenient ways to get all the details on this new financial planning opportunity

[bullet] Call your financial adviser, who can help you determine whether an IRA is right for you and which IRA would be most suitable.

[bullet] Or ask us to send you the MFS IRA Choices kit, which compares the traditional IRA to the Roth IRA. Call 1-800-637-1255 any business day from 8 a.m. to 6 p.m. Eastern time or visit our Web site at www.mfs.com.






*Certain withdrawals taken prior to age 591/2 are subject to a 10% federal penalty tax.

This material is not intended to replace the advice of a qualified attorney, tax adviser, financial adviser, or insurance agent. Before making any financial commitment regarding the issues discussed here, consult with the appropriate professional adviser.

MFS(R) Municipal Series Trust


Trustees

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
MFS Investment Management

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,
Brigham and Women's Hospital; Professor of Surgery,
Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer,
Edmund Gibbons Ltd.

Abby M. O'Neill - Private Investor

Walter E. Robb, III - President and Treasurer, Benchmark
Advisors, Inc. (corporate financial consultants); President,
Benchmark Consulting Group, Inc. (office services)

Arnold D. Scott* - Senior Executive Vice President,
Director, and Secretary, MFS Investment Management

Jeffrey L. Shames* - Chairman, Chief Executive Officer, and Director, MFS Investment Management

J. Dale Sherratt - President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO
Industries (holding company)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Managers
John P. Kihn*
David B. Smith*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*



*Affiliated with the Investment Adviser




Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Auditors
Deloitte & Touche LLP

Investor Information
For MFS stock and bond market outlooks, call toll free:
1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m.
to 5 p.m. Eastern time  (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m.
Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com



[DALBAR logo]DALBAR
MFS NUMBER 1 MFS
TOP-RATED SERVICE

For the fourth year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of phone service contact," "keeping you informed," and "ease of doing business" with the firm.

[back cover]

MFS(R)  Municipal                                                    Bulk Rate
Series Trust                                                       U.S. Postage
                                                                       Paid
MFS(R) Alabama Municipal Bond Fund                                      MFS
MFS(R) Arkansas Municipal Bond Fund
MFS(R) California Municipal Bond Fund
MFS(R) Florida Municipal Bond
Fund MFS(R) Georgia Municipal Bond Fund
MFS(R) Maryland Municipal Bond
Fund MFS(R) Massachusetts Municipal Bond Fund

[MFS Logo]

INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

[End MFS Logo]




    500 Boylston Street
   Boston, MA 02116-3741

[Dalbar logo]






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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street,      MST-2A-5/98/39M
Boston, MA 02116-3741